MESSAGE FROM THE CHAIRMAN

Table of Contents                             Page

Message from the Chairman                    1

Manager's Discussion                         4

Fund Reports

Franklin Arizona Insured Tax-Free
Income Fund                                  8

Franklin Florida Insured Tax-Free
Income Fund                                 11

Franklin Insured Tax-Free
Income Fund                                 14

Franklin Massachusetts Insured
Tax-Free Income Fund                        18

Franklin Michigan Insured Tax-Free
Income Fund                                 22

Franklin Minnesota Insured Tax-Free
Income Fund                                 26

Franklin Ohio Insured Tax-Free
Income Fund                                 30

Statement of Investments                    34

Financial Statements                        88

Notes to Financial Statements               95


October 16, 1995

Dear Shareholders:

It's a pleasure to bring you the semi-annual report of the Franklin Tax-Free Trust for the period ended August 31, 1995.

To date, 1995 has been a welcome change from the economic uncertainty of 1994, with the stock and bond markets enjoying strong performances. In February, the Dow Jones Industrial Average(R) broke the 4,000 mark for the first time, and finished the period above 4,600. As of August 31, 1995, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 7.44% to $103.78 from $96.59 on December 30, 1994.

Of more importance to Franklin Tax-Free Trust shareholders is the strength of the municipal bond market in 1995. Although a municipal bond price rally was sidetracked in early December by the municipal bankruptcy filing of Orange County, California, the municipal market has strengthened in 1995. Of course, there's no guarantee that this market will continue to rise.

At this time, we think yields from municipal securities are currently very attractive relative to yields available from U.S. Treasuries and other high-quality, taxable fixed-income securities. For instance, municipal bonds -- as represented by the Bond Buyer 40 -- demonstrated an average yield of 6.11% on August 31, 1995. For investors in the maximum federal income tax bracket of 39.6%, this tax-free yield equals a taxable yield of 10.12%, whereas the average 30-year U.S. Treasury bond offered a taxable yield of 6.65% on August 31, 1995.1

We maintain a very conservative approach in seeking to achieve each fund's objective. We strive to maximize shareholders' current tax-free income while attempting to minimize risk. Our strategy is simple: we purchase securities based on their income producing potential and avoid short-term trading in an effort to capture taxable capital gains. In addition, we also purchase bonds as close to par, or face value, as possible in the current marketplace. This strategy has a number of beneficial side effects, including fairly low portfolio turnover rates resulting in lower expenses. This approach also tends to protect the funds from extreme price volatility. And while our investment strategy focuses on income rather than capital growth, we feel that the positive performance of the municipal bond market in 1995 has enabled the funds to report impressive total returns for the six-month reporting period.

There has been a tremendous amount of discussion in the press regarding tax reform issues, including a flat tax proposal, a consumption tax, a national sales tax, and a "Super" IRA. Each of these proposals pose underlying questions -- Will there be any allowed deductions? Will I lose the benefit of investing in tax-free municipal bonds? As you can imagine, a number of details need to be fully considered. While it is probably too early to draw any conclusions on how any of the proposed tax reform plans could impact the municipal bond market, we understand that this topic raises important concerns. Our interview with Tom Kenny, Director of Franklin's Municipal Bond Department, on page 4 should answer some of your questions.

As you know, investment markets experience volatility, which is a normal part of investing. That's why we've always encouraged our shareholders to focus on their long-term investment goals. History has shown that, over the long term, stocks and bonds have delivered impressive results.2 By concentrating on long-term investment goals, you need not be unduly concerned with short-term market fluctuations.

1. Source: Micropal.

You can also help minimize the effects of market fluctuations by diversifying your investments. Mutual funds offer a level of diversification that would be almost impossible for individual investors to achieve on their own. They also provide full-time, professional management, and Franklin's Municipal Bond Research Department is one of the largest in the industry.3 Our analysts frequently make site visits to obtain invaluable first-hand information about issuers and specific municipal projects. If you have questions, we would welcome a chance to answer them.

As always, we appreciate your trust and support, and look forward to serving you in the years to come.

Sincerely,



Charles B. Johnson
Chairman



2. Past performance cannot guarantee future results.

3. Source: Research and Ratings Review, Vol. II. Issue 8, November 14, 1994. Franklin's municipal research team ranks second out of 1,000 investment advisory firms, in terms of municipal bond analysts, in a survey by TMS Holdings, Inc.


The Highest Quality Rating

The insured bonds in each fund's portfolio are insured by private municipal bond insurance companies as to the scheduled payment of principal and interest on the portfolio's securities. Because of this insurance, each fund continues to enjoy an "AAAf" rating -- the highest mutual fund rating possible -- from Standard & Poor's Corporation. The rating reflects Standard & Poor's assessment of the overall credit quality of a fund's portfolio, based primarily on the fund's stated investment objectives and policies. For example, it considers not only the credit quality of portfolio investments, but the experience and stability of management. The rating does not reflect the yield or the market price of the fund's shares, nor does it imply approval by Standard & Poor's and is subject to change.

+Fund shares are not insured by any U.S. Government agency. Insurance relates only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's share price or insure the value of the shares. Terms of the insurance are more fully described in the prospectus, and no representation is made as to any insurer's ability to meet its commitments.

MANAGER'S DISCUSSION

Tom Kenny, director of Franklin's Municipal Bond Department, discusses a number of current topics, including tax reform, interest rates, and his outlook for the municipal bond market.

Tom Kenny, Senior Vice President
Director, Franklin Municipal
Bond Department

Tom, there's been a lot of press lately on the possibility of tax reform -- in particular, a flat tax. What proposals are being considered?

There are three different flat tax proposals being discussed. And, these are in addition to a number of other tax reform proposals, such as a consumption tax, a national sales tax and a "Super" IRA. Basically, tax reform is a hot topic right now -- ever since President Clinton appeared on national TV in April after filling out his tax forms and said, "You know, a flat tax doesn't sound so bad."

With numerous tax reform proposals being considered, do you think that one of them is going to pass?

The support for tax reform seems to be waning in recent weeks as more details of some of these proposals are released. Ten out of ten tax payers will tell you that taxes are too high and the current system is too complicated. There is tremendous support for simplification. But when people realize that they would lose their mortgage deduction -- which could cause their home value to decline by 15 - 20% -- or that the wealthy would receive a large tax cut while the middle class would have to pay more taxes under a flat tax system, their opinion may change. So, I feel there is support for simplification but not necessarily for radical reform.

However, I think something will happen. There's such a movement behind change that it's not just going to disappear. With the election coming up, you're going to continue hearing about tax reform, you're going to read about it, you're going to see it on TV through next year and into 1997. But I don't think anything will actually happen until '97, at the earliest.

Has the possibility of tax reform affected the municipal bond market at all?

The possibility of major tax reform has depressed municipal bond prices relative to other fixed-income investments during the past few months; however, since we have experienced a strong bond market, it hasn't been that noticeable. The market has already somewhat priced the potential impact of tax reform, which makes municipal yields very attractive today.

Depending on the state you live in and your tax bracket, the after-tax equivalent yield available can be a very attractive 10%. Also, supply is down 25% in 1995 from 1994, and over 50% versus 1993. At the same time, we are experiencing a record amount of bonds that are being called or redeemed and for the second consecutive year, more bonds will be taken out of the muni market than issued.

What is that in dollar terms?

The market may see about $130 to $140 billion in new issuance this year, compared to $162 billion last year and $290 billion the year before. So new issuance is down dramatically.

Did rising interest rates have anything to do with that?

Sure, but there are other reasons as well. One, voters simply aren't approving as many bond issues today. Two, many governors that were elected last fall are trying to implement tax cuts; in effect, they're reducing budgets and there's just not a lot of debt capacity for increased debt service. And three, a big reason we saw such high issuance in 1993 was because lower interest rates resulted in an increase in refunding and pre-refunding issues -- just as many homeowners refinanced their mortgages in '93 to take advantage of lower rates. But because of tax code changes in 1986, issuers of municipal bonds can only refund or prerefund their bonds once. Those that could refund, did. As a result, the potential inventory of refundable bonds is much lower than a few years ago.

How will these factors affect prices of muni bonds?

It should be positive. The supply/demand fundamentals of the municipal market are, in my opinion, promising, and the market has already partially discounted the threat of tax reform. Over the long term, muni prices should improve on a relative basis. From a historical perspective, munis are cheap today. Investors can take advantage of this by dollar-cost averaging.

Another topic that's been a concern during the past year has been the bankruptcy of Orange County. What's been the long-term impact on the municipal bond market?

The biggest impact has been in investor perception. Historically, general obligation bonds (those that are backed by the full faith and credit of the issuer) have been perceived as the safest kind of municipal bond. But in a bankruptcy situation, like in Orange County, the investments that are most affected are general obligations. Revenue bonds, backed by dedicated revenue streams -- such as those from airport authority, solid waste authority, transportation and the like -- haven't really been impacted. Investors in general have re-thought how they look at revenue bonds and general obligation bonds.

We have also seen an increase in the use of bond insurance, especially in California. This year, the percentage of insured bonds for the entire market is approximately 44% of total issuance while in California, 52% of all issues obtained insurance.

Is that a big increase?

For the muni industry overall, it has increased from 37%; in California, it has increased from 32%. In my opinion, that's a big jump. As a result, insured bonds have become less expensive to purchase relative to uninsured bonds simply because of the increased supply. And we have taken advantage of that by buying more insured bonds this year.

What about interest rates? Have changes in interest rates affected your buying decisions?

No. We don't try to second guess the market in terms of where we think rates are headed, or alter our fundamental approach because of economic changes. Many portfolio managers attempt this in an effort to capture capital growth.

Our approach is very straight-forward. We seek safety and income. I don't think shareholders want the volatility you might generate by chasing capital growth. We don't want to be number one in total return one year, and number 100 the next. We use a consistent, conservative, "plain vanilla" approach. We manage our funds for tax-free income, and take a long-term approach. Over time, income will drive total return. For example, as measured by the Lehman Brothers 20-Year Municipal Bond Index, income has been responsible for over 99% of total return of municipal bonds over the last five years.1 So, by investing for income, you should generate good total return performance. We think our shareholders are better served by using this consistent approach. Investors in the tax-free funds want to maximize tax-free income.

1. Source: Lehman Brothers 20-Year Municipal Bond Index.

How much research do you do before you buy a bond?

It really depends on the quality and type of bond. Lower-rated and non-rated bonds will typically require more credit analysis than higher-rated bonds. Since we purchase over 95% of our portfolio holdings in the new issue market, we spend a lot of time up front performing site visits, addressing legal issues, and structuring the issue to meet our credit and portfolio requirements. We have 23 analysts who spend much of their time on new issues, but also monitoring these issues after purchase.

What are Franklin's total holdings in municipal bonds?

We currently have approximately $41 billion in municipal bonds in 42 tax-free funds. Franklin is the largest buyer of municipal bonds in the country.

Does that size give you any advantages?

Sure. We get the attention of issuers and underwriters and we try to capitalize on that by encouraging them to visit us in San Mateo to discuss their issue. This allows us to give our input on structuring a deal. They, of course, hope that we buy their deal.

When you say input, does that commit you to purchasing?

No. You can have input from a structuring standpoint, the actual bond structure, or you can have input from a pricing standpoint, in terms of coupons and maturities, and all of that input can go to the underwriter of the issue without any commitment on our part. But if they make those changes to meet our needs, then we're more likely to buy it than if they don't. So it can be to everyone's advantage. We end up with an issue that meets our needs in terms of credit, price, coupon and maturity, and the issuer ends up with a marketable product.

Where do you see the municipal bond market going through the end of the year, and through the first six months of 1996?

I'd say the muni market is going to remain stable. We're going to see more of the same, probably through the election. I think uncertainty surrounding tax reform is going to continue to hold down munis for a while longer. No matter what happens to the bond market, the economy or interest rates, we'll do what we've always done -- we'll do our homework, maximize tax-free income for our shareholders, and maintain a long-term investment horizon.

Thanks, Tom.

It's been my pleasure.


FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.*

During the first half of 1995, the education sector represented more than half of the primary market issuance of Arizona municipal bonds. Over the reporting period, we participated in Glendale, Phoenix and Mesa school district issues.

Overall, municipal supply in Arizona declined 35.2% to $1.098 billion in the first half of 1995 from $3.199 billion in the first half of 1994. Supply for the remainder of the calendar year is likely to remain low, making Arizona municipal bonds attractive investments.

  Franklin Arizona Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1995
  As a percentage of total net assets

                                      % of total
  Sector                              net assets

  Utilities                             36.2%
  Education                             33.7%
  General Obligations                    8.0%
  Hospitals                              7.3%
  Sales Tax                              3.5%
  Certificates of Participation          3.5%
  Housing                                3.3%
  Transportation                         1.7%
  Pre-Refunded                           1.5%
  Industrial                             1.3%

For a complete list of portfolio holdings, please see page 34 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Performance Summary

The Franklin Arizona Insured Tax-Free Income Fund's share price, as measured by net asset value, increased to $10.07 on August 31, 1995, from $9.80 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 27.6 cents ($0.276) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.25%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $10.52 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Arizona state personal income tax bracket of 43.8%, you would have to earn 9.34% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Arizona Insured Tax-Free Income Fund

Periods ended August 31, 1995

                                                                Since
                                                              Inception
                                                    1-Year   (04/30/93)

CumulativeTotal Return1                              9.67%     12.93%
Average Annual Total Return2                         5.03%      3.41%
Distribution Rate3                                        5.25%
Taxable Equivalent Distribution Rate4                     9.34%
30-Day Standardized Yield5                                5.40%
Taxable Equivalent Yield4                                 9.61%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge stated in the prospectus. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 4.6 cents per share monthly dividend and the maximum offering price of $10.52 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Arizona state personal income tax bracket of 43.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower, and yield for the period would have been 4.61%. The fee waiver may be discontinued at any time upon notification of the fund's Board of Trustees.

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of insured Florida municipal bonds.*

In addition, the fund's shares are free from Florida's annual intangibles tax. Florida remains one of the fastest growing states in the country, which has positively affected its economic and employment situation. The state's economic recovery has been among the healthiest in the region, with employment growth throughout 1994 ending at a strong 5.8%.

Florida's population increase, ranked ninth in national population growth between 1989 and 1994, has also impacted the state on a financial level. The state's higher new bond issuance volume of $4.8 billion during the first half of 1995, compared with a total issuance of $7.7 billion in 1994, is in part due to its rapid growth. Debt issuance is above average as it continues to meet the demands of school construction, correctional facilities, highways and environmental protection. Additional borrowing to support economic growth is expected. Florida's well-managed financial program and steady economic performance have all contributed to an AA rating from Standard & Poor's, a national rating agency. We believe that the outlook for Florida's financial future is stable.**


  Franklin Florida Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1995
  As a percentage of total net assets

                                      % of total
  Sector                              net assets

  Utilities                              45.2%
  Other Revenue                          12.2%
  Certificates of Participation          12.0%
  Hospitals                              11.7%
  Transportation                         11.5%
  General Obligations                     2.5%
  Education                               2.2%
  Pre-Refunded                            1.8%
  Sales Tax                               0.9%

For a complete list of portfolio holdings, please see page 34 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard &Poor's Creditweek Municipal, May 22, 1995.


Performance Summary

The Franklin Florida Insured Tax-Free Income Fund's share price, as measured by net asset value, increased to $9.76 on August 31, 1995, from $9.53 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 26.4 cents ($0.264) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.18%, based on an annualization of the current monthly dividend of 4.4 cents ($0.044) per share and the maximum offering price of $10.19 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 8.58% from a taxable investment to match your fund's tax-free distribution rate.

GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total returns include all accrued income earned by the fund during the reporting period.

Franklin Florida Insured Tax-Free Income Fund

Periods ended August 31, 1995

                                                               Since
                                                             Inception
                                                    1-Year   (04/30/93)

CumulativeTotal Return1                              9.64%      9.53%
Average Annual Total Return2                         4.96%      2.07%
Distribution Rate3                                        5.18%
Taxable Equivalent Distribution Rate4                     8.58%
30-Day Standardized Yield5                                5.17%
Taxable Equivalent Yield4                                 8.56%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge stated in the prospectus. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 4.4 cents per share monthly dividend and the maximum offering price of $10.19 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of the management fees, and to make certain payments to reduce expenses, which increases distribution rate, yield and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.66%. The fee waiver may be discontinued at any time upon notification of the fund's Board of Trustees.

FRANKLIN INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of insured municipal bonds.*

Franklin maintains a very conservative approach in seeking to achieve the fund's objectives. We strive to maximize shareholders' current tax-free income, while attempting to minimize risk. Our strategy is simple: we purchase securities based on their income-producing potential and avoid short-term trading to capture capital gains. In addition, we also purchase bonds as close to par (face value) as possible in the current marketplace. Please keep in mind, however, that the principal value of the fund's holdings -- as well as the price of its shares -- will fluctuate with market conditions.

We also seek to reduce the fund's risk by investing its assets in a broad range of municipalities. On August 31, 1995, the fund's assets spanned states, cities and counties throughout the nation. Furthermore, we purchased, and continue to purchase, securities from a variety of municipal sectors, as the table to the right illustrates.


  Franklin Insured Tax-Free Income Fund Portfolio Breakdown on August 31, 1995 As a percentage of total net assets

                                      % of total
  Sector                              net assets

  Pre-refunded                            26.5%
  Utilities                               24.5%
  Hospitals                               15.4%
  Education                                9.1%
  Housing                                  6.0%
  Transportation                           5.1%
  General Obligations                      4.6%
  Certificates of Participation            3.7%
  Other Revenue                            2.6%
  Industrial                               1.0%
  Sales Tax                                0.6%
  Miscellaneous                            0.5%
  Tax Allocation Bonds                     0.3%
  Mark-Roos Bonds                          0.1%

For a complete list of portfolio holdings, please see page 34 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Performance Summary

Class I Shares

The Franklin Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $12.12 on August 31, 1995, from $11.97 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 35.4 cents ($0.354) per share.** We are pleased to report that your fund's monthly dividend was increased to 5.9 cents ($0.059) per share from 5.8 cents ($0.058) per share, effective with the March 1995 distribution. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.59%, based on an annualization of the current monthly dividend of 5.9 cents ($0.059) per share and the maximum offering price of $12.66 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 9.25% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 17 for more information regarding the fund's performance.

**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Class II Shares

The Franklin Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $12.15 on August 31, 1995, from $11.98 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 19.7 cents ($0.197) per share.** Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.18%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share and the maximum offering price of $12.27 on August 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum federal income tax bracket of 39.6%, you would have to earn 8.58% from a taxable investment to match your fund's tax-free distribution rate.

GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 17 for more information regarding the fund's performance.


**Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.


Franklin Insured Tax-Free Income Fund

Periods ended August 31, 1995


                                                                                            Since
                                                                                           Inception
                                                               1-Year  5-Year   10-Year   (05/01/95)
Cumulative Total Return1
 Class I Shares                                                 7.15%  49.96%   134.83%        --
 Class II Shares                                                  --       --        --     3.08%
Average Annual Total Return2
 Class I Shares                                                 2.62%   7.50%    8.44%        --
     Distribution Rate3                                 Taxable Equivalent Distribution Rate4
      Class I Shares                      5.59%          Class I Shares                     9.25%
      Class II Shares                     5.18%          Class II Shares                    8.58%
     30-Day Standardized Yield5                         Taxable Equivalent Yield4
      Class I Shares                      4.68%          Class I Shares                     7.75%
      Class II Shares                     4.32%          Class II Shares                    7.15%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.9 cents per share monthly dividend and the maximum offering price of $12.66 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.3 cents per share monthly dividend and the maximum offering price of $12.27 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance cannot guarantee future results. Past expense reductions by the fund's manager increased the fund's Class I total returns.

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of Massachusetts insured municipal bonds.*

In May of 1995, Standard & Poor's confirmed Massachusetts' "A+" general obligation bond rating, which reflects the state's continuing economic recovery that began in 1992. We believe that the long-term outlook for Massachusetts is positive, with a credit quality rating upgrade dependent upon the state's economic performance meeting or exceeding the national average, and continued sound financial performance.**

  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1995
  As a percentage of total net assets

                                      % of total
  Sector                              net assets

  Hospitals                               29.1%
  Pre-refunded                            21.2%
  Education                               16.5%
  General Obligations                     13.5%
  Housing                                  6.2%
  Health Care                              5.4%
  Utilities                                3.9%
  Transportation                           2.8%
  Certificates of Participation            1.4%

For a complete list of portfolio holdings, please see page 34 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, June 12, 1995.



Performance Summary

Class I Shares

The Franklin Massachusetts Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.49 on August 31, 1995, from $11.34 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33 cents ($0.33) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.50%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.00 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Massachusetts state personal income tax bracket of 46.8%, you would have to earn 10.34% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Please see the table on page 21 for more information regarding the fund's performance.


Class II Shares

The Franklin Massachusetts Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.53 on August 31, 1995, from $11.36 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.2 cents ($0.182) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.05%, based on an annualization of the current monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $11.65 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Massachusetts state personal income tax bracket of 46.8%, you would have to earn 9.49% from a taxable investment to match your fund's tax-free distribution rate.

GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

Please see the table on page 21 for more information regarding the fund's performance.

Franklin Massachusetts Insured Tax-Free Income Fund

Periods ended August 31, 1995



                                                                                            Since
                                                                                           Inception
                                                               1-Year  5-Year   10-Year   (05/01/95)

Cumulative Total Return1
 Class I Shares                                                 7.45%  47.98%   118.51%    --
 Class II Shares                                                  --       --        --    3.12%

Average Annual Total Return2
 Class I Shares                                                 2.92%   7.21%    7.66%     --

     Distribution Rate3                                 Taxable Equivalent Distribution Rate4
      Class I Shares                      5.50%          Class I Shares                   10.34%
      Class II Shares                     5.05%          Class II Shares                   9.49%

     30-Day Standardized Yield5                         Taxable Equivalent Yield4
      Class I Shares                      4.57%          Class I Shares                    8.59%
      Class II Shares                     4.18%          Class II Shares                   7.86%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.5 cents per share monthly dividend and the maximum offering price of $12.00 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.9 cents per share monthly dividend and the maximum offering price of $11.65 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Massachusetts state personal income tax bracket of 46.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan insured municipal bonds.*

Michigan's economy and financial operations continued to benefit from a strong recovery in the durable goods sector and other related sectors. However, the state's concentration in manufacturing lends to more volatile economic movements than those occurring in more diverse states. While manufacturing has improved Michigan's competitive position, employment growth may be unlikely within this sector, but could continue to be generated by service-related industries.**


  Franklin Michigan Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1995
  As a percentage of total net assets
                                      % of total
  Sector                              net assets
  Pre-refunded                            32.2%
  Education                               25.1%
  Utilities                               15.0%
  Hospitals                               12.0%
  General Obligations                      4.9%
  Other Revenue                            3.7%
  Transportation                           3.6%
  Housing                                  2.5%
  Industrial                               0.9%
  Health Care                              0.1%

For a complete list of portfolio holdings, please see page 34 of this report.

*For investors subject to federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Source: Standard & Poor's Creditweek Municipal, June 5, 1995.

Performance Summary

Class I Shares

The Franklin Michigan Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.92 on August 31, 1995, from $11.76 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 34.2 cents ($0.342) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.49%, based on an annualization of the current monthly dividend of 5.7 cents ($0.057) per share and the maximum offering price of $12.45 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Michigan state personal income tax bracket of 42.3%, you would have to earn 9.51% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 25 for more information regarding the fund's performance.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Class II Shares

The Franklin Michigan Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.96 on August 31, 1995, from $11.77 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 19 cents ($0.19) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.07%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $12.08 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Michigan state personal income tax bracket of 42.3%, you would have to earn 8.78% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 25 for more information regarding the fund's performance.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accue daily, your actual distribution will vary, depending on the date your purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Franklin Michigan Insured Tax-Free Income Fund

Periods ended August 31, 1995





                                                                                            Since Inception
                                                               1-Year  5-Year   10-Year   (05/01/95)

Cumulative Total Return1
 Class I Shares                                                 7.12%  48.19%   118.51%        --
 Class II Shares                                                  --       --        --         3.25%

Average Annual Total Return2
 Class I Shares                                                 2.60%   7.26%    8.24%        --

     Distribution Rate3                                 Taxable Equivalent Distribution Rate4
      Class I Shares                      5.49%          Class I Shares                     9.51%
      Class II Shares                     5.07%          Class II Shares                    8.78%

     30-Day Standardized Yield5                         Taxable Equivalent Yield4
      Class I Shares                      4.57%          Class I Shares                     7.92%
      Class II Shares                     4.18%          Class II Shares                    7.24%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.7 cents per share monthly dividend and the maximum offering price of $12.45 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.1 cents per share monthly dividend and the maximum offering price of $12.08 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of Minnesota insured municipal bonds.*

Minnesota's increasingly diverse economy has contributed to its bond credit strength. Over the long term, the state's economy has outperformed the region and nation in income and employment, and its unemployment figures remain well below the national average. The outlook for Minnesota is positive, with on-going financial reforms and the state's budgetary reserves playing important roles in Minnesota's plan to protect against future economic uncertainty.


  Franklin Minnesota Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1995
  As a percentage of total net assets

                                       % of total
  Sector                               net assets

  Pre-refunded                            27.3%
  Utilities                               18.3%
  Housing                                 16.5%
  Hospitals                               13.4%
  Education                               12.3%
  General Obligations                      5.2%
  Other Revenue                            2.7%
  Tax Allocation Bonds                     1.8%
  Certificates of Participation            1.3%
  Health Care                              0.7%
  Transportation                           0.3%
  Special Assessment Bonds                 0.2%

For a complete list of portfolio holdings, please see page 34 of this report.

*For investors subject to federal or state alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund seeks to comply with state requirements for the pass-through of tax-exempt income dividends, including that at least 95% of the Fund's tax-exempt income dividends are derived from Minnesota obligations.


Performance Summary

Class I Shares


The Franklin Minnesota Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $12.02 on August 31, 1995, from $11.88 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 33.6 cents ($0.336) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.35%, based on an annualization of the current monthly dividend of 5.6 cents ($0.056) per share and the maximum offering price of $12.55 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Minnesota state personal income tax bracket of 44.7%, you would have to earn 9.67% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 9 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 29 for more information regarding the fund's performance.


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date your purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Class II Shares

The Franklin Minnesota Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $12.05 on August 31, 1995, from $11.89 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 18.6 cents ($0.186) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 4.93%, based on an annualization of the current monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $12.17 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Minnesota state personal income tax bracket of 44.7%, you would have to earn 8.92% from a taxable investment to match your fund's tax-free distribution rate.



GRAPHIC MATERIAL 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



Please see the table on page 29 for more information regarding the fund's performance.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date your purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Franklin Minnesota Insured Tax-Free Income Fund

Periods ended August 31, 1995


                                                                                            Since
                                                                                           Inception
                                                               1-Year  5-Year   10-Year   (05/01/95)

Cumulative Total Return1
 Class I Shares                                                 6.76%  44.84%   123.53%        --
 Class II Shares                                                  --       --        --         2.93%

Average Annual Total Return2
 Class I Shares                                                 2.21%   6.76%    7.91%        --
     Distribution Rate3                                 Taxable Equivalent Distribution Rate4
      Class I Shares                      5.35%          Class I Shares                     9.67%
      Class II Shares                     4.93%          Class II Shares                    8.92%

     30-Day Standardized Yield5                         Taxable Equivalent Yield4
      Class I Shares                      4.68%          Class I Shares                     8.46%
      Class II Shares                     4.33%          Class II Shares                    7.83%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.6 cents per share monthly dividend and the maximum offering price of $12.55 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.0 cents per share monthly dividend and the maximum offering price of $12.17 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Fund Objective:
Seeks to provide high current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of Ohio insured municipal bonds.*

Since the early 1980s, economic diversification has brought Ohio's employment mix to an almost equal level with the nation's. However, manufacturing is still above the national average, at 21.4% of the state's total employment. The services and trade sectors have grown, diversifying Ohio's overall economy and contributing to greater economic stability. Improved economic performance within the state has enabled Ohio to restore depleted financial reserves, allowing the state to address the potential for future spending pressures and economic downturns.**



  Franklin Ohio Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1995
  As a percentage of total net assets

                                      % of total
  Sector                              net assets

  Pre-refunded                            22.8%
  Utilities                               20.5%
  Education                               16.9%
  Hospitals                               14.0%
  General Obligations                     11.2%
  Housing                                  6.3%
  Transportation                           3.2%
  Industrial                               2.6%
  Certificates of Participation            2.5%

For a complete list of portfolio holdings, please see page 34 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

** Source:Standard & Poor's Creditweek Municipal, June 12, 1995.

Performance Summary

Class I Shares

The Franklin Ohio Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $12.07 on August 31, 1995, from $11.90 on February 28, 1995.

The fund continued to meet its investment objective of providing high current income to shareholders. For the six-month period ended August 31, 1995, your fund paid monthly income distributions totaling 34.2 cents ($0.342) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.42%, based on an annualization of the current monthly dividend of 5.7 cents ($0.057) per share and the maximum offering price of $12.61 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Ohio state personal income tax bracket of 44.1%, you would have to earn 9.70% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 11 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 33 for more information regarding the fund's performance.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date your purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Class II Shares

The Franklin Ohio Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $12.09 on August 31, 1995, from $11.90 on its May 1, 1995 inception date.

The fund continued to meet its investment objective of providing high current income to shareholders. For the abbreviated four-month period ended August 31, 1995, your fund paid monthly income distributions totaling 19 cents ($0.19) per share. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.01%, based on an annualization of the current monthly dividend of 5.1 cents ($0.051) per share and the maximum offering price of $12.21 on August 31, 1995. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal and Ohio state personal income tax bracket of 44.1%, you would have to earn 8.96% from a taxable investment to match your fund's tax-free distribution rate.


GRAPHIC MATERIAL 12 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Please see the table on page 33 for more information regarding the fund's performance.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actuasl distribution will vary, depending on the date your purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

Franklin Ohio Insured Tax-Free Income Fund

Periods ended August 31, 1995




                                                                                            Since
                                                                                           Inception
                                                               1-Year  5-Year   10-Year   (05/01/95)

Cumulative Total Return1
 Class I Shares                                                 7.18%  47.69%   128.81%        --
 Class II Shares                                                  --       --        --         3.21%

Average Annual Total Return2
 Class I Shares                                                 2.62%   4.92%    8.16%        --

     Distribution Rate3                                 Taxable Equivalent Distribution Rate4
      Class I Shares                      5.42%          Class I Shares                     9.70%
      Class II Shares                     5.01%          Class II Shares                    8.96%

     30-Day Standardized Yield5                         Taxable Equivalent Yield4
      Class I Shares                      4.61%          Class I Shares                     8.25%
      Class II Shares                     4.26%          Class II Shares                    7.62%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.7 cents per share monthly dividend and the maximum offering price of $12.61 on August 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 5.1 cents per share monthly dividend and the maximum offering price of $12.21 on August 31, 1995.

4. Taxable equivalent distribution rate and yield assume the 1995 maximum combined federal and Ohio state personal income tax bracket of 44.1%, based on the federal income tax rate of 39.6%. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's Class I total returns.







FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995
(unaudited)


     Face                                                                                                               Value
    Amount      Franklin Arizona Insured Tax-Free Income Fund                                                         (Note 1)
                Long Term Investments  97.6%
                Arizona State Power Authority, Power Resources Revenue,

  $  600,000       Refunding, Hoover Uprating Project, MBIA Insured, 5.375%, 10/01/13 ..........................    $   571,650
     100,000       Refunding, Hoover Uprating Project, MBIA Insured, 5.25%, 10/01/17 ...........................         92,147
     750,000    Arizona State Wastewater Management Authority, Wastewater Treatment Financial Assistance
                 Revenue, AMBAC Insured, 5.75%, 07/01/15 .......................................................        746,415
     400,000    Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 04/01/10 ..................................        409,656
     100,000    Flagstaff Street & Highway User Revenue, Junior Lien, FGIC Insured, 5.90%, 07/01/10 ............        103,905
     500,000    Maricopa County, IDA, Health Facilities Revenue, Refunding, Evangelist Lutheran Samaritan
                 Project, AMBAC Insured, 5.35%, 12/01/18 .......................................................        467,205
     700,000    Maricopa County School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%,
                 07/01/13 ......................................................................................        713,881
     700,000    Maricopa County School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 07/01/10       738,339
      15,000    Maricopa County School District No. 28, Kyrene Elementary, Series D, FGIC Insured, 6.00%, 07/01/13       15,182
     570,000    Maricopa County School District No. 31, Series A, AMBAC Insured, 6.20%, 07/01/13 ...............        590,395
     175,000    Maricopa County School District No. 41, Series A, FGIC Insured, Pre-Refunded, 5.40%, 07/01/13 ..        185,952
                Maricopa County School District No. 68, Alhambra Elementary,
     500,000       Refunding & Improvement, AMBAC Insured, 5.125%, 07/01/13 ....................................        465,395
     100,000       Refunding & Improvement, AMBAC Insured, 5.625%, 07/01/13 ....................................         99,712
                Maricopa County School District No. 98, Fountain Hills,
     500,000       AMBAC Insured, 5.75%, 07/01/12 ..............................................................        499,950
     235,000       MBIA Insured, 6.20%, 07/01/10 ...............................................................        249,502
     500,000    Maricopa County UHSD No. 216, 1988 Project, FGIC Insured, 5.30%, 07/01/11 ......................        481,810
     700,000    Maricopa County USD No. 80, Chandler, Refunding, FGIC Insured, 5.85%, 07/01/13 .................        705,509
     400,000    Maricopa County USD No. 95, Queens Creek, Series A, AMBAC Insured,  5.70%, 07/01/14 ............        397,680
     100,000    Mesa GO, Refunding, MBIA Insured, 5.00%, 07/01/03 ..............................................        102,398
     610,000    Mohave County Hospital District No. 1, Refunding, Kingman Regional Medical Center Project,
                 FGIC Insured, 6.50%, 06/01/15 .................................................................        638,999
   2,490,000    Navajo County PCR, Refunding, Arizona Public Services Co., Series A, AMBAC Insured,
                 5.50%, 08/15/28 ...............................................................................      2,328,872
     100,000    Northern Arizona University Revenues, Refunding, Series A, AMBAC Insured, 5.75%, 06/01/07 ......        103,246
     100,000    Peoria GO, Projects of 1990, AMBAC Insured, 6.25%, 07/01/12 ....................................        103,687
   1,000,000    Phoenix Civic Improvement Corporation, Municipal Facilities Excise Tax Revenue, MBIA Insured,
                 6.90%, 07/01/21 ...............................................................................      1,081,520
   1,000,000    Phoenix Civic Improvement Corporation, Water Systems Revenue, Junior Lien, FGIC Insured,
                 5.50%, 07/01/24 ...............................................................................        938,230
     110,000    Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 07/01/16 .................................        105,135
     925,000    Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 ..........................................        945,091
     300,000    Pima County USD No. 1, Tucson Project, Series E, FGIC Insured, 5.40%, 07/01/13 .................        287,715
     100,000    Pima County USD No. 6, Marana School, Series A, FGIC Insured, 5.75%, 07/01/12 ..................         99,777
                Puerto Rico Commonwealth GO,
     845,000       MBIA Insured, 6.45%, 07/01/17 ...............................................................        901,547
     450,000       Refunding, MBIA Insured, 5.25%, 07/01/18 ....................................................        421,020
     800,000    Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured, 6.25%, 07/01/17 ...........        821,720
     840,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                 Authority Hospital Revenue, Hospital Auxilio Mutuo, Series A, MBIA Insured, 6.25%, 07/01/24 ...        864,637
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
     350,000       Refunding, Series A, FGIC Insured, 5.50%, 01/01/19 ..........................................        331,083
   1,000,000       Refunding, Series D, FGIC Insured, 5.50%, 01/01/25 ..........................................        939,140
   1,500,000       Refunding, Series D, FGIC Insured, 6.25%, 01/01/27 ..........................................      1,530,015
     120,000       Series C, MBIA Insured, 5.75%, 01/01/20 .....................................................        117,376
   1,000,000       Series C, MBIA Insured, 5.50%, 01/01/28 .....................................................        930,240
     250,000    Santa Cruz County USD, No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 07/01/24 ..        276,915
     360,000    Sierra Vista Municipal Property Corporation Facilities Revenue, AMBAC Insured, 6.15%, 01/01/15 .        367,913
  $  375,000    Tucson Airport, Inc., Authority Revenue, Refunding, MBIA Insured, 5.70%, 06/01/13 ..............     $  373,305
     650,000    Tucson GO, Series G, 1984, FGIC Insured, 6.25%, 07/01/18 .......................................        671,086
     100,000    Tucson Water Revenue, Refunding, Series A, FGIC Insured, 5.75%, 07/01/18 .......................         98,245
                University of Arizona COP, Administrative & Packaging Facility,
     500,000       MBIA Insured, 6.00%, 07/15/16 ...............................................................        506,320
   1,625,000       MBIA Insured, 6.00%, 07/15/23 ...............................................................      1,658,638
   1,000,000    University of Arizona COP, Residence Life Project, Series A, CGIC Insured, 5.80%, 09/01/13 .....      1,003,210
     120,000    University of Arizona Medical Center Corp., Hospital Revenue, Refunding, MBIA Insured, 5.00%,
                 07/01/21 ......................................................................................        105,763
     200,000    Yavapai County Community College District, Refunding, FGIC Insured, 5.40%, 07/01/10 ............        197,774
     250,000    Yavapai County, Elementary School District No. 6, Cottonwood-Oak Creek, 1993 Project,
                 AMBAC Insured, Series B, 6.70%, 07/01/09 ......................................................        273,923
     775,000    Yavapai County, Elementary School District No. 028, Refunding, Camp Verde, FGIC Insured,
                 6.00%, 07/01/09 ...............................................................................        812,013
     300,000    Yavapai County USD No. 22, Humboldt, Series A, FGIC Insured, 5.95%, 07/01/14 ...................        303,524
     425,000    Yuma and La Paz Counties Community College District, Refunding, Arizona Western College,
                 AMBAC Insured, 5.40%, 07/01/10 ................................................................        415,641
                                                                                                                  --------------

                      Total Long Term Investments (Cost $27,611,734) ...........................................     28,190,003
                                                                                                                  --------------
               eShort Term Investments  1.0%
     300,000    Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Services, Daily VRDN and
                 Put, 3.45%, 12/01/08 (Cost $300,000) ..........................................................        300,000
                                                                                                                  --------------
                          Total Investments (Cost $27,911,734)  98.6% ..........................................     28,490,003
                          Other Assets and Liabilities, Net  1.4 % .............................................        388,772
                                                                                                                  --------------
                          Net Assets  100.0% ...................................................................    $28,878,775
                                                                                                                  ==============


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $27,911,734 was as follows:

                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost .................................................................     $  750,928
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value .................................................................       (172,659)
                                                                                                                  --------------
                  Net unrealized appreciation ..................................................................     $  578,269
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
IDA      - Industrial Development Authority
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified High School District
USD      - Unified School District


eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.





FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995
(unaudited)


     Face                                                                                                               Value
    Amount      Franklin Florida Insured Tax-Free Income Fund                                                         (Note 1)
                Investments  98.1%

  $  500,000    Alachua Utilities Revenue, Refunding, AMBAC Insured, 5.75%, 4/01/20 ............................     $  492,860
     100,000    Apopka Utility System Revenue, Refunding, FGIC Insured, 6.00%, 12/01/13 ........................        101,334
   2,435,000    Citrus County PCR, Refunding, Florida Power Co., MBIA Insured, 6.625%, 01/01/27 ................      2,623,372
   1,000,000    Clay County Utilities System Revenue, Series B, FGIC Insured, 5.25%, 11/01/13 ..................        945,110
   1,000,000    Florida State Board of Education GO, Capital Outlay, Series E, MBIA Insured, 5.80%, 06/01/24 ...        982,050
   1,000,000    Florida State Correctional Privatization Community COP, Correctional Facilities, Bay County, MBIA
                 Insured, 6.00%, 08/01/15 ......................................................................      1,013,500
     600,000    Florida State Department of General Services Division, Facilities Management Revenue,
                 Facilities Pool, Series A, FSA Insured, 5.80%, 09/01/24 .......................................        591,708
     850,000    Fort Pierce Utilities Authority Revenue, Refunding, AMBAC Insured, 5.25%, 10/01/12 .............        808,563
   2,000,000     Hernando County Water and Sewer Revenue, Refunding & Improvement, FGIC Insured, 6.00%,
                 06/01/19 ......................................................................................      2,014,640
   1,500,000    Hillsborough County IDA, IDR, University Community Hospital, MBIA Insured, 5.80%, 08/15/24 .....      1,477,185
   1,500,000    Hillsborough County IDA, PCR, Refunding, Tampa Electric Company Project, MBIA Insured,
                 6.25%, 12/01/34 ...............................................................................      1,533,840
     280,000    Hillsborough County, Port District Revenue, Refunding, Tampa Port Authority, Series B, FSA Insured,
                 5.70%, 06/01/12 ...............................................................................        277,883
   2,000,000    Hillsborough County, Port District Special Reference Revenue, Refunding, Tampa Port Authority,
                 FSA Insured, 6.00%, 06/01/20 ..................................................................      1,992,100
   1,000,000    Jacksonville Water & Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 08/01/25 .......      1,028,540
     350,000    Kissimmee Utility Authority Electric System Revenue, Refunding & Improvement, FGIC Insured,
                 5.50%, 10/01/15 ...............................................................................        337,624
   1,415,000    Lake Clarke Shores, Utility Systems Revenue, Refunding & Improvement, FGIC Insured, 5.80%,
                 10/01/18 ......................................................................................      1,411,349
     500,000    Lakeland Utility Tax Revenue, Refunding & Improvement, Series A, FGIC Insured, 6.00%, 10/01/17 .        506,835
   1,770,000    Lee County Capital and Transportation Facilities Revenue, Refunding, Series A, MBIA Insured,
                 5.55%, 10/01/18 ...............................................................................      1,711,838
     500,000    Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ....................        490,640
   1,000,000    Martin County Consolidated Utilities Systems Revenue, Refunding & Improvement, FGIC Insured,
                 6.00%, 10/01/24 ...............................................................................      1,010,420
   1,000,000    Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ...................      1,016,110
                Martin County Water and Waste Water System Revenue,
     500,000       Martin Downs System, FGIC Insured, 5.625%, 10/01/13 .........................................        496,890
     900,000       Refunding, Series A, FGIC Insured, 5.70%, 10/01/23 ..........................................        886,329
   2,000,000    Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25 ...............      2,185,760
     450,000    Naples Hospital Revenue, Refunding, Naples Community Hospital, Inc. Project, MBIA Insured,
                 5.25%, 10/01/09 ...............................................................................        441,212
   1,300,000    Orange County Capital Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/22 ...........      1,305,330
                Orange County Health Facilities Authority Revenue,
   2,400,000       Refunding, Orlando Regional Healthcare Hospital, Series A, MBIA Insured, 6.00%, 11/01/24 ....      2,406,456
   1,000,000       Sunbelt Adventist Health, Series B, CGIC Insured, 6.75%, 11/15/21 ...........................      1,080,670
   1,000,000    Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .......................      1,005,060
     500,000    Orange County Sales Tax Revenue, FGIC Insured, 6.125%, 01/01/19 ................................        504,760
   1,875,000    Orlando and Orange County Expressway Authority Revenue, Refunding, Senior Lien, FGIC Insured,
                 5.50%, 07/01/18 ...............................................................................      1,781,419
   1,520,000    Orlando Utilities Commission, Water and Electric Revenue, Series A, MBIA Insured, 5.50%, 10/01/26     1,423,556
   1,900,000    Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 06/01/19 ......................      1,913,243
   1,225,000    Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 04/01/17 ..      1,247,822
   1,000,000    Palm Beach County, Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 06/01/15 ..........      1,013,310
   1,000,000    Pinellas County Sewer Revenue, FGIC Insured, 6.00%, 10/01/24 ...................................      1,009,680
   1,000,000    Puerto Rico Commonwealth GO, FSA Insured, 6.00%, 07/01/22 ......................................      1,009,430
   1,000,000    Puerto Rico Electric Power Authority Revenue, Series P, CGIC Insured, 7.00%, 07/01/21 ..........      1,077,930
     545,000    Sanford Water and Sewer Revenue, Refunding, AMBAC Insured, 5.25%, 10/01/14 .....................        513,657
                Sarasota County Utility System Revenue,
  $  500,000       FGIC Insured, 6.50%, 10/01/14 ...............................................................     $  543,180
     100,000       Refunding, FGIC Insured, 5.50%, 10/01/22 ....................................................         95,791
     500,000    Sarasota-Manatee Airport Authority Revenue, Refunding, MBIA Insured, 5.625%, 08/01/14 ..........        495,090
     555,000    Sebring Water and Waste Water Revenue, AMBAC Insured, 5.50%, 01/01/23 ..........................        531,529
                Seminole County School Board COP,
   1,000,000       Series A, MBIA Insured, 6.125%, 07/01/14 ....................................................      1,021,710
   1,000,000       Series A, MBIA Insured, 6.125%, 07/01/19 ....................................................      1,016,100
   1,000,000    St. Lucie County Utilities System Revenue, Refunding, FGIC Insured, ETM, 5.50%, 10/01/15 .......        976,220
     410,000    St. Petersburg Beach GO, AMBAC Insured, 5.25%, 10/01/13 ........................................        385,371
                Stuart Utilities Revenue,
     500,000       FGIC Insured, 6.70%, 10/01/14 ...............................................................        541,355
     500,000       FGIC Insured, 6.80%, 10/01/24 ...............................................................        544,590
   1,710,000    Sumter County Capital Improvement Revenue, Refunding, MBIA Insured, 5.375%, 06/01/19 ...........      1,610,478
     490,000    Titusville, Water and Sewer Revenue, MBIA Insured, 6.20%, 10/01/14 .............................        507,439
     200,000    University of Florida, University Housing Revenues, MBIA Insured, 5.50%, 07/01/23 ..............        191,744
   1,000,000    Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ...............        927,760
   1,000,000    Volusia County, Health Facilities Authority Revenue, Hospital Facilities, Memorial Health,
                 Refunding & Improvement, AMBAC Insured, 5.75%, 11/15/20 .......................................        981,630
     500,000    West Melbourne Water and Sewer Revenue, Refunding & Improvement, FGIC Insured, 6.75%, 10/01/14 .        553,234
                                                                                                                  --------------
                         Total Investments (Cost $53,903,775)  98.1% ...........................................     54,593,236
                         Other Assets and Liabilities, Net  1.9% ...............................................      1,033,902
                                                                                                                  --------------
                         Net Assets  100.0% ....................................................................    $55,627,138
                                                                                                                  ==============


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $53,903,775 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ..................................................................    $ 1,343,067
                  Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ..................................................................       (653,606)
                                                                                                                  --------------
                  Net unrealized appreciation ..................................................................     $  689,461
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Corp.
FSA      - Financial Security Assistance
GO       - General Obligation
IDA      - Industrial Development Authority
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue


The accompanying notes are an integral part of these financial statements.




FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


    Face                                                                                                              Value
   Amount       Franklin Insured Tax-Free Income Fund                                                               (Note 1)
                Long Term Investments  97.6%
                Alabama  2.4%
                Alabama HFA, SFMR,
 $ 4,600,000        HMR Program, Series A-1, GNMA Secured, 7.80%, 10/01/20 ...................................     $  4,797,018
   1,340,000        Series 1986-A, MBIA Insured, 7.125%, 10/01/14 ............................................        1,374,304
   1,000,000    Alabama State Board Educational Revenue, Southern Union State Junior College,
                 MBIA Insured, 6.50%, 07/01/12 ...............................................................        1,064,640
     100,000    Alabama Water Authority, PCR, AMBAC Insured, 6.25%, 08/15/14 .................................          102,330
   2,000,000    Alabama Water PCA, Series A, AMBAC Insured, 5.60%, 08/15/16 ..................................        1,932,960
   1,715,000    Auburn Governmental Utility Services Corp., Waste Water Revenue,
                 Merscot-Auburn L.P., FGIC Insured, 7.30%, 01/01/12 ..........................................        1,841,790
                Daphne Utilities Board, Water, Gas and Sewer Revenue,
   4,030,000        Refunding, Series 1990-B, FGIC Insured, 7.30%, 06/01/10 ..................................        4,355,584
   2,000,000        Series B, Capital Improvement Bonds, FGIC Insured, 7.35%, 06/01/20 .......................        2,157,020
   1,100,000    Druit Community Hospital Health Care Authority, Facilities Revenue, MBIA Insured, Pre-Refunded,
                 7.875%, 06/01/07 ............................................................................        1,191,234
   2,285,000    Houston County, Health Care Authority, Hospital Revenue, Refunding, Alabama Medical Center,
                 MBIA Insured, 5.50%, 10/01/19 ...............................................................        2,154,207
     300,000    Huntsville Health Care Facilities Authority Revenue, Series A, MBIA Insured, 6.375%, 06/01/22           308,700
   1,500,000    Marshall County Limited Obligation, AMBAC Insured, Pre-Refunded, 7.00%, 02/01/12 .............        1,701,585
     500,000    Mobile, Board of Water and Sewer Commissioners, Water and Sewer Utilities Revenue, Series A,
                 FGIC Insured, Pre-Refunded, 9.375%, 01/01/12 ................................................          557,385
   5,000,000    Morgan County, Decatur Health Care Authority, Hospital Revenue, Refunding,
                 Decatur General Hospital, Connie Lee Insured, 6.375%, 03/01/24 ..............................        5,105,300
   1,960,000    Phenix City GO, Refunding, AMBAC Insured, 5.75%, 03/01/13 ....................................        1,955,688
   1,000,000    Saraland Water and Sewer Utilities Revenue, FGIC Insured, Pre-Refunded, 8.75%, 12/01/07 ......        1,031,610
   4,000,000    University of Alabama, University Hospital Revenues, Refunding, Huntsville, Series A,
                 MBIA Insured, 5.50%, 05/01/18 ...............................................................        3,782,040
   5,000,000    West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant Co., Series C, MBIA Insured,
                 6.05%, 05/01/23 .............................................................................        5,011,550
                                                                                                                  --------------
                                                                                                                     40,424,945
                                                                                                                  --------------
                Alaska  4.0%
                Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project,
   5,795,000        MBIA Insured, 7.25%, 07/01/21 ............................................................        6,238,781
   5,000,000        Series 1, BIG Insured, 7.25%, 07/01/09 ...................................................        5,394,650
   4,765,000        Series 1, BIG Insured, 7.25%, 07/01/16 ...................................................        5,096,739
   3,205,000        Series 1, BIG Insured, 6.25%, 07/01/21 ...................................................        3,256,729
  18,500,000    Alaska Energy Utilities Revenue, City and Boro of Sitka, Refunding, CGIC Insured, 6.75%, 07/01/20    19,697,875
   5,000,000    Anchorage Electric Utility Revenue, Refunding, Senior Lien, Series A, MBIA Insured, 7.125%,
                 06/01/06 ....................................................................................        5,476,500
                Anchorage GO,
   2,765,000        General Purpose, AMBAC Insured, Pre-Refunded, 7.30%, 08/01/10 ............................        3,114,994
   5,000,000        Refunding, AMBAC Insured, 7.20%, 06/01/17 ................................................        5,285,800
   3,505,000        Refunding, AMBAC Insured, 6.25%, 06/01/23 ................................................        3,525,399
   1,500,000        Series A, FGIC Insured, Pre-Refunded, 7.75%, 05/01/06 ....................................        1,567,500
   2,000,000    Anchorage School District, Series A, MBIA Insured, 6.30%, 02/01/12 ...........................        2,050,580
   5,100,000    Anchorage Water Revenue, Refunding, Senior Lien, MBIA Insured, 7.25%, 08/01/14 ...............        5,488,773
   1,035,000    Ketchikan GO, AMBAC Insured, 5.50%, 11/15/13 .................................................          986,873
     500,000    University of Alaska, COP, Series 1990, CGIC Insured, 7.375%, 10/01/07 .......................          555,600
     250,000    University of Alaska Revenues, Series B, AMBAC Insured, 6.50%, 10/01/17 ......................          258,118
                                                                                                                  --------------
                                                                                                                     67,994,911
                                                                                                                  --------------

                Arizona  2.5%
                Arizona State Municipal Financing Program, COP,
 $ 2,250,000        Phoenix Water, Series 10, BIG Insured, Pre-Refunded, 7.90%, 08/01/17 .....................     $  2,432,115
   6,000,000        Series 1986-20, BIG Insured, ETM 08/01/07, 7.70%, 08/01/10 ...............................        7,068,300
  10,000,000        Series 1986-26, BIG Insured, 7.70%, 08/01/05 .............................................       10,917,500
   2,200,000    Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 07/01/12 ...................        2,401,190
                Cochise County USD No. 68, Sierra Vista,
     500,000        Refunding, FGIC Insured, 7.50%, 07/01/10 .................................................          596,450
   3,000,000        Series B, FGIC Insured, Pre-Refunded, 7.625%, 07/01/10 ...................................        3,447,120
     300,000    Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Series A, Refunding,
                 MBIA Insured, 7.00%, 12/01/16 ...............................................................          346,017
                Maricopa County USD No. 80, Chandler,
     775,000        FGIC Insured, Pre-Refunded, 7.20%, 07/01/07 ..............................................          876,331
     825,000        FGIC Insured, Pre-Refunded, 7.20%, 07/01/08 ..............................................          932,869
     500,000        FGIC Insured, Pre-Refunded, 7.25%, 07/01/09 ..............................................          566,450
   1,000,000    Maricopa County USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%,
                 07/01/10 ....................................................................................        1,107,930
   1,000,000    Maricopa UHSD No. 216, Refunding & Improvement, FGIC Insured, 6.70%, 07/01/11 ................        1,109,230
   1,000,000    Mesa IDA, Health Care Facilities Revenue, Refunding, Western Health Network, Inc.,
                 Series B-2, BIG Insured, 7.50%, 01/01/08 ....................................................        1,087,330
     500,000    Mohave County USD No. 1, Lake Havasu Project, Series 1991-B, AMBAC Insured, 5.375%, 07/01/11 .          484,680
     890,000    Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 07/01/16 ...............................          850,635
                Pima County Sewer Revenue,
     230,000        FGIC Insured, Pre-Refunded, 6.75%, 07/01/15 ..............................................          258,621
     270,000        FGIC Insured, 6.75%, 07/01/15 ............................................................          287,307
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
   1,150,000        Refunding, Series A, FGIC Insured, 5.50%, 01/01/19 .......................................        1,087,843
     300,000        Series A, MBIA Insured, 6.50%, 01/01/22 ..................................................          310,182
   5,000,000    Tucson Local Development Corp., Leasehold Revenue, Series F, FGIC Insured, Pre-Refunded,
                 7.30%, 07/01/10 .............................................................................        5,447,000
                                                                                                                  --------------
                                                                                                                     41,615,100
                                                                                                                  --------------
                Arkansas   .3%
                Arkansas State Development Finance Authority Water Revenue,
   2,000,000        Refunding, Series A, MBIA Insured, 6.50%, 07/01/10 .......................................        2,175,200
   1,400,000        Series A, MBIA Insured, Pre-Refunded, 7.00%, 06/01/14 ....................................        1,589,728
      25,000    Pulaski County Health Facilities Board Hospital Revenue, St. Vincent's Infirmary, MBIA Insured,
                 Pre-Refunded, 10.00%, 09/01/12 ..............................................................           30,169
     500,000    Saline County Hospital Revenue, Connie Lee Insured, 6.00%, 09/01/19...........................          504,675
                                                                                                                  --------------
                                                                                                                      4,299,772
                                                                                                                  --------------
                California  2.1%
   3,750,000    California State Public Works, Board Lease Revenue, University of California Projects, Series A,
                 AMBAC Insured, 6.40%, 12/01/16 ..............................................................        3,860,100
  15,000,000   gCorona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 ................       20,394,900
   1,515,000    Lancaster RDA, Refunding, Residential Redevelopment, MBIA Insured, 6.10%, 08/01/19 ...........        1,522,711
     250,000    Oakland RDA, Refunding, Central District Redevelopment, AMBAC Insured, 5.50%, 02/01/14 .......          239,388
   1,000,000    San Diego, Regional Building Authority Lease Revenue, Refunding, San Miguel Fire Protection,
                 Series A, MBIA Insured, 5.65%, 01/01/20 .....................................................          951,740
      70,000    San Jose RDA, Merged Area Redevelopment Project, Series A, AMBAC Insured, Pre-Refunded,
                 6.90%, 08/01/11 .............................................................................           75,112
   1,000,000    Santee, Public Financing Authority Revenue, Redevelopment, Refinancing, City Hall Project,
                 MBIA Insured, 5.45%, 02/01/14 ...............................................................          941,270

California (cont.)
 $ 2,250,000    Stockton, East Water District, 1992 Project, Series A, AMBAC Insured, 6.40%, 04/01/22 ........     $  2,314,238
   4,630,000    Suisun-Solano Water Authority Revenue, Refunding, CGIC Insured, 5.55%, 05/01/17 ..............        4,336,273
                                                                                                                  --------------
                                                                                                                     34,635,732
                                                                                                                  --------------
                Colorado  4.9%
   3,500,000    Adams and Weld Counties GO, Brighton School District No. 27-J, MBIA Insured, 6.30%, 12/01/12 .        3,654,490
   1,000,000    Arapahoe County Building Finance Corp., COP, CGIC Insured, 7.50%, 12/01/10 ...................        1,083,660
   8,695,000    Arapahoe County COP, Refunding, CGIC Insured, 6.625%, 12/01/16 ...............................        9,340,952
   1,500,000    Castle Pines Metropolitan District, Refunding & Improvement, Series 1990, CGIC Insured, 7.625%,
                 12/01/15 ....................................................................................        1,675,230
                Colorado Health Facilities Authority Revenue,
   1,174,000        Community Provider Project, Series 1991-A, CGIC Insured, 7.25%, 07/15/17 .................        1,269,329
   1,750,000        Refunding, Sisters of Charity Health Care, Series A, AMBAC Insured, 6.00%, 05/15/22 ......        1,750,875
   3,000,000        Rose Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 08/15/21 .........................        3,433,170
                Colorado Post Secondary Educational Facilities Authority Revenue,
   1,000,000        Connie Lee Insured, 6.625%, 06/01/13 .....................................................        1,046,330
   1,000,000        Refunding, University of Denver Project, Connie Lee Insured, 6.00%, 03/01/10 .............        1,018,070
   2,700,000        University of Denver Project, Connie Lee Insured, 6.25%, 03/01/12 ........................        2,778,651
   2,700,000        University of Denver Project, Connie Lee Insured, 6.25%, 03/01/18 ........................        2,751,516
   1,000,000    Colorado Springs, Utilities Revenue, Refunding & Improvement, Series A, MBIA Insured, 5.125%,
                 11/15/18 ....................................................................................          900,320
                Colorado State Board of Agriculture Revenue, University of Aux Facilities,
     800,000        Refunding & Improvement, MBIA Insured, 6.40%, 03/01/11 ...................................          839,544
   1,000,000        Refunding & Improvement, MBIA Insured, 6.40%, 03/01/17 ...................................        1,042,790
   2,000,000    Colorado Water Resources and Power Development Authority Revenue, Series A, FGIC Insured,
                 6.70%, 11/01/12 .............................................................................        2,134,060
   4,000,000    Denver City and County Airport Revenue, Series B, MBIA Insured, 5.75%, 11/15/17 ..............        3,825,880
   1,500,000    Denver City and County Board, Water Commissioner, COP, FGIC Insured, 6.625%, 11/15/11 ........        1,610,340
   3,000,000    Denver City and County Hospital Revenue, Children's Hospital Association Project, FGIC Insured,
                 6.00%, 10/01/15 .............................................................................        3,049,680
   2,000,000    Denver City and County Revenue, Mercy Medical Center Project, MBIA Insured, Pre-Refunded,
                 7.75%, 05/01/14 .............................................................................        2,214,800
   1,445,000    Denver City and County SFMR, GNMA Secured, Series A, 8.125%, 12/01/20 ........................        1,501,557
   2,000,000    Douglas County School District No. 1, Douglas and Elbert Counties COP, Series D, FGIC Insured,
                 6.80%, 12/01/11 .............................................................................        2,143,200
     970,000    El Paso County SFMR, Series 1990-A, GNMA Secured, 8.00%, 09/01/22 ............................        1,017,462
   3,600,000    Garfield, Pitkin and Eagle Counties, Reorganized School District No. 1, MBIA Insured, 6.60%, 12/15/14 3,799,512
   2,000,000    Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ...................        2,051,980
   1,000,000    Havana Water and Sanitary District Sewer Revenue, CGIC Insured, Pre-Refunded, 7.375%,
                 09/15/14 ....................................................................................        1,095,830
   2,000,000    Inverness Water and Sanitation District GO, Arapahoe and Douglas Counties,
                 Refunding and Improvement, BIG Insured, Pre-Refunded, 8.125%, 12/01/05 ......................        2,121,640
                Jefferson County COP,
   2,000,000        MBIA Insured, Pre-Refunded, 7.125%, 12/01/10 .............................................        2,297,680
   5,000,000        Refunding, MBIA Insured, 6.65%, 12/01/08 .................................................        5,447,150
   5,000,000    Jefferson County, School District No. R-1, AMBAC Insured, 6.25%, 12/15/12 ....................        5,170,000
     510,000    Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ...................          551,555
   3,000,000    La Plata County, School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 ........        3,173,310
   1,000,000    Morgan County PCR, Refunding, First Mortgage, Public Service Co., Series A, MBIA Insured,
                 5.50%, 06/01/12 .............................................................................          977,460
   1,600,000    Parker Water and Sanitation District, Water and Sewer Revenue, Refunding, FGIC Insured,
                 6.20%, 10/01/15 .............................................................................        1,652,128

                Colorado (cont.)
 $ 2,400,000    Pueblo School District No. 60 Project-A, COP, MBIA Insured, 7.25%, 12/01/09...................     $  2,579,328
   2,500,000    Regional Transportation District, Sales Tax Revenue, Refunding & Improvement, FGIC Insured,
                 6.25%, 11/01/12 .............................................................................        2,602,300
                                                                                                                  --------------
                                                                                                                     83,601,779
                                                                                                                  --------------
                Connecticut  .6%
                Connecticut Health and Educational Facilities Authority Revenue,
   2,000,000        Danbury Hospital, Series E, MBIA Insured, 6.50%, 07/01/14 ................................        2,098,320
   2,000,000        Trinity College, Series D, FGIC Insured, 6.125%, 07/01/24 ................................        2,041,820
   2,900,000        Yale-New Haven Hospital, Issue I, MBIA Insured, 7.10%, 07/01/25 ..........................        3,196,815
   2,000,000    New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ......        2,102,440
                                                                                                                  --------------
                                                                                                                      9,439,395
                                                                                                                  --------------
                Delaware  .3%
   1,000,000    Delaware State EDA, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 05/01/19 .................        1,065,910
   2,900,000    Delaware State Health Facilities Authority Revenue, Refunding, Medical Center, MBIA Insured,
                 7.00%, 10/01/15 .............................................................................        3,115,122
     250,000    Delaware Transportation Authority System Revenue, MBIA Insured, Pre-Refunded, 7.75%, 07/01/08           277,385
                                                                                                                  --------------
                                                                                                                      4,458,417
                                                                                                                  --------------
                District of Columbia  .2%
     965,000    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 09/01/16 ..................        1,003,031
   2,000,000    District of Columbia Revenue, Howard University, Series A, MBIA Insured, 8.00%, 10/01/17 .....        2,152,560
                                                                                                                  --------------
                                                                                                                      3,155,591
                                                                                                                  --------------
                Florida  2.9%
   1,800,000    Cape Coral, Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ...........................        1,723,338
   2,750,000    Dade County Health Facilities Authority, Hospital Revenue, Mt. Sinai Medical Center Project,
                 CGIC Insured, Pre-Refunded, 8.40%, 12/01/17 .................................................        3,057,670
     200,000    Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..............          250,662
      15,000    Dade County, Series DD, MBIA Insured, 7.75%, 10/01/18 ........................................           15,741
     725,000    Florida HFA, SFMR, Series 1, FGIC Insured, 8.00%, 12/15/13 ...................................          754,123
   2,000,000    Florida North Port Utility Revenue, FGIC Insured, 6.20%, 10/01/12 ............................        2,071,380
     200,000    Florida State Municipal Power Agency Revenue, Refunding, Stanton Project, MBIA Insured,
                 6.00%, 10/01/15 .............................................................................          201,492
                Florida Turnpike Authority Revenue,
   3,000,000        Series A, AMBAC Insured, Pre-Refunded, 7.20%, 07/01/11 ...................................        3,473,460
     710,000        Series A, FGIC Insured, 6.35%, 07/01/22 ..................................................          737,811
   1,290,000        Series A, FGIC Insured, Pre-Refunded, 6.35%, 07/01/22 ....................................        1,438,221
      25,000    Fort Myers Utility Revenue, Refunding, Series A, BIG Insured, 6.00%, 10/01/19 ................           25,079
   1,000,000    Hillsborough County IDAR, PCR, Refunding, MBIA Insured, 6.25%, 12/01/34 ......................        1,022,560
   3,000,000    Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 08/15/24 .......        2,954,370
   3,865,000    Hillsborough County Port, District Special Revenue, Refunding, FSA Insured, 6.00%, 06/01/20 ..        3,849,733
     100,000    Miami, Refunding, MBIA Insured, Pre-Refunded, 7.40%, 04/01/05 ................................          112,224
   2,800,000    Naples Hospital Revenue, Refunding, Naples Community Hospital, Inc. Project, MBIA Insured,
                 5.25%, 10/01/09 .............................................................................        2,745,316
   1,000,000    Opa-Locka Capital Improvement Revenue, Refunding, FGIC Insured, 6.125%, 01/01/24 .............        1,014,010
     960,000    Orange City Utilities System Revenue, Refunding & Improvement, AMBAC Insured, 7.20%, 10/01/17         1,027,344
     100,000    Orange County Capital Improvement Revenue, Series B, MBIA Insured, Pre-Refunded,
                 7.70%, 10/01/18 .............................................................................          112,045
   1,000,000    Orange County Health Facilities Authority, Hospital Revenue, Orlando Regional Health Care,
                 Series A, Refunding, MBIA Insured, 6.00%, 11/01/24 ..........................................        1,002,690

                Florida (cont.)
                Orlando and Orange County Expressway Authority Revenue,
  $  100,000        Junior Lien, FGIC Insured, 6.50%, 07/01/10 ...............................................        $ 109,821
     225,000        Junior Lien, FGIC Insured, 6.50%, 07/01/12 ...............................................          244,796
   2,765,000        Refunding, Senior Lien, FGIC Insured, 5.25%, 07/01/23 ....................................        2,503,099
      15,000    Orlando Waste Water System Revenue, Refunding, Series A, AMBAC Insured, Pre-Refunded,
                 7.375%, 10/01/11 ............................................................................           15,861
   1,000,000    Osceola County Transportation Revenue, Parkway Project, MBIA Insured, 6.10%, 04/01/17 ........        1,018,630
   4,000,000    Palm Beach County Solid Waste Authority Revenue, BIG Insured, 8.375%, 07/01/10 ...............        4,384,800
   1,000,000    Panama City Water and Sewer Revenue, Refunding & Improvement, AMBAC Insured,
                 5.625%, 06/01/19 ............................................................................          972,470
   1,000,000    Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 09/01/15 .............        1,032,970
                Port Orange Water and Sewer Revenue,
     635,000        Refunding, Junior Lien, AMBAC Insured, 5.375%, 10/01/12 ..................................          615,328
   2,700,000        Refunding, Junior Lien, AMBAC Insured, 5.25%, 10/01/21 ...................................        2,474,442
   1,970,000    Royal Palm Beach Utilities System Revenue, Series B, AMBAC Insured, Pre-Refunded,
                 8.875%, 10/15/15 ............................................................................        2,199,288
   2,010,000    Sarasota-Manatee Airport Authority Revenue, Refunding, MBIA Insured, 5.625%, 08/01/14 ........        1,990,262
     250,000    Sumter County School District Revenue, Multi-District Loan Program, CGIC Insured, 7.15%, 11/01/15       292,415
   2,000,000    Tamarac Water and Sewer Utility Revenue, AMBAC Insured, Pre-Refunded, 8.25%, 10/01/11 ........        2,132,260
   1,200,000    Temple Terrace Water and Sewer Revenue, FGIC Insured, 6.25%, 10/01/12 ........................        1,244,244
                                                                                                                  --------------
                                                                                                                     48,819,955
                                                                                                                  --------------
                Georgia  1.2%
   2,860,000    Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                 8.00%, 09/01/15 .............................................................................        3,218,558
   1,535,000    Brunswick Water and Sewer Revenue, Refunding & Improvement, MBIA Insured, 6.10%, 10/01/14 ....        1,609,401
   2,000,000    Burke County Development Authority PCR, Georgia Power Co., Vogtle Plant, Seventh Series,
                 MBIA Insured, 6.625%, 10/01/24 ..............................................................        2,075,020
   1,000,000    Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 08/01/18 ...........        1,118,600
   1,500,000    Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 06/01/12 ..........        1,545,510
   1,060,000    Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A,
                 MBIA Insured, 6.50%, 07/01/24 ...............................................................        1,069,551
                Fulton de Kalb Hospital Authority Revenue, COP,
     200,000        Grady Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.90%, 01/01/15 ............          226,130
     300,000        Refunding, MBIA Insured, 5.50%, 01/01/20 .................................................          284,208
   5,000,000    Georgia Municipal Electric Authority, Power Revenue, Series EE, AMBAC Insured, 6.65%, 01/01/21        5,171,900
   3,250,000    Macon-Bibb County Hospital Authority Revenue, Medical Center, FGIC Insured, Pre-Refunded,
                 7.00%, 08/01/14 .............................................................................        3,623,263
   1,000,000    Marietta, City Development Authority Revenue, Life College, Inc. Project, CGIC Insured,
                 7.20%, 12/01/09 .............................................................................        1,078,450
      10,000    Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series J, FGIC Insured,
                 Pre-Refunded, 8.00%, 07/01/18 ...............................................................           11,197
                                                                                                                  --------------
                                                                                                                     21,031,788
                                                                                                                  --------------
                Hawaii  1.1%
                Hawaii County GO,
   1,000,000        Refunding & Improvement, Series A, FGIC Insured, 5.60%, 05/01/12 .........................          999,910
   1,000,000        Refunding & Improvement, Series A, FGIC Insured, 5.60%, 05/01/13 .........................        1,005,490
   5,000,000    Hawaii State Airports System Revenue, Second Series, FGIC Insured, 7.50%, 07/01/20 ...........        5,553,400
                Hawaii State Department of Budget and Finance, Special Purposes Mortgage Revenue,
   3,000,000        Hawaii Electric Co., MBIA Insured, 6.55%, 12/01/22 .......................................        3,106,740
     335,000        Refunding, Queens Medical Center Project, FGIC Insured, 6.50%, 07/01/12 ..................          345,023
   4,000,000        Refunding, St. Francis Medical Centers, CGIC Insured, 6.50%, 07/01/22 ....................        4,165,560
                Hawaii (cont.)
                Hawaii State Harbor Capital Improvement Revenue,
  $  535,000        FGIC Insured, 6.40%, 07/01/05 ............................................................        $ 580,898
     605,000        FGIC Insured, 6.40%, 07/01/06 ............................................................          651,458
     610,000        FGIC Insured, 6.40%, 07/01/07 ............................................................          650,541
     820,000    Honolulu, City and County, MFHR, Hale Pauahi Project, Series A, FHA Mortgage Insured,
                 MBIA Insured, 8.70%, 12/01/28 ...............................................................          854,153
                Kauai County GO,
     385,000        Refunding, MBIA Insured, Pre-Refunded, 7.40%, 08/01/06 ...................................          419,966
     415,000        Refunding, MBIA Insured, Pre-Refunded, 7.45%, 08/01/07 ...................................          453,251
     445,000        Refunding, MBIA Insured, Pre-Refunded, 7.45%, 08/01/08 ...................................          486,016
                                                                                                                  --------------
                                                                                                                     19,272,406
                                                                                                                  --------------
                Idaho  .1%
   1,000,000    Idaho State University at Boise Revenues, Student Fee, MBIA Insured, 6.50%, 04/01/19 .........        1,088,130
                                                                                                                  --------------
                Illinois  5.4%
     500,000    Aurora Hospital Facilities Revenue, Refunding, Mercy Center for Health Care Services,
                 Series 1985-A, AMBAC Insured, 9.625%, 10/01/09 ..............................................          511,885
      40,000    Aurora, Series B, MBIA Insured, Pre-Refunded, 7.25%, 01/01/19 ................................           44,023
     615,000    Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ....................................          633,985
     270,000    Bloomingdale Waterworks and Sewer Revenue, MBIA Insured, 7.80%, 05/01/06 .....................          279,477
   1,350,000    Cary Waterworks and Sewerage Revenue, Series A, MBIA Insured, 6.40%, 05/01/17 ................        1,380,605
     100,000    Central Lake County Joint Action Water Agency Interim Revenue, Series A, AMBAC Insured,
                 Pre-Refunded, 7.00%, 05/01/19 ...............................................................          112,457
     320,000    Chicago Board Education Lease, Series A, Refunding, MBIA Insured, 6.25%, 01/01/09 ............          341,798
                Chicago Central Public Library,
   2,000,000        Refunding, Series 1987, MBIA Insured, Pre-Refunded, 8.00%, 01/01/11 ......................        2,141,480
   3,500,000        Series 1989, AMBAC Insured, Pre-Refunded, 7.60%, 01/01/08 ................................        3,920,000
   1,800,000        Series B, AMBAC Insured, 6.70%, 01/01/06 .................................................        1,997,694
   1,800,000        Series B, AMBAC Insured, 6.75%, 01/01/07 .................................................        1,997,316
     100,000    Chicago Heights, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 .................................          115,020
                Chicago Public Building Commission Revenue,
   1,600,000        Community College District No. 508, Series A, MBIA Insured, ETM 01/01/04, 7.70%, 01/01/08          1,743,984
   4,000,000        Community College District No. 508, Series B, BIG Insured, ETM 01/01/03, 8.75%, 01/01/07 .        4,309,240
     100,000    Chicago Waste Water Transmission Revenue, AMBAC Insured, Pre-Refunded, 7.20%, 11/15/19 .......          112,679
   1,500,000    Cicero GO, CGIC Insured, 6.90%, 12/01/12 .....................................................        1,622,550
                Cook County Community College District No. 508, COP,
   7,470,000        FGIC Insured, 8.50%, 01/01/02 ............................................................        8,956,530
   5,000,000        FGIC Insured, 8.75%, 01/01/05 ............................................................        6,335,800
     225,000    Cook County, Series B, FGIC Insured, 5.50%, 11/15/22 .........................................          208,004
   4,935,000    Decatur Hospital Revenue, Decatur Memorial Hospital, Series B, MBIA Insured, 6.85%, 10/01/16 .        5,206,376
     750,000    Des Plains Hospital Facility Revenue, Refunding, Holy Family Hospital, AMBAC Insured,
                 9.25%, 01/01/14 .............................................................................          776,250
   2,000,000    Evergreen Park, Village of, Hospital Facility Revenue, Refunding, Little Co. of Mary Hospital, Inc.,
                 MBIA Insured, 7.75%, 02/15/09 ...............................................................        2,157,420
     500,000    Franklin Park Alternate Revenue, AMBAC Insured, Pre-Refunded, 6.85%, 07/01/22 ................          576,170
                Illinois Health Facilities Authority Revenue,
   4,452,000        Community Provider Pooled Loan, Series A, CGIC Insured, 7.35%, 08/15/10 ..................        4,818,088
   4,050,000        Franciscan Sisters Health Care Corp., MBIA Insured, Pre-Refunded, 7.875%, 09/01/18 .......        4,421,588
   2,660,000        Methodist Health Services Corp., Series G, BIG Insured, 8.00%, 08/01/15 ..................        2,929,937
   4,280,000        Michael Reese Hospital, Series A, CGIC Insured, ETM 02/15/00, 7.60%, 02/15/05 ............        4,941,688


                Illinois (cont.)
                Illinois Health Facilities Authority Revenue,
  $  384,000        Refunding, Series B, MBIA Insured, ETM 08/15/01, 7.90%, 08/15/03 .........................        $ 452,924
      47,000        Series 1990, CGIC Insured, 7.75%, 08/15/10 ...............................................           57,950
   2,444,000        Series B, MBIA Insured, 7.90%, 08/15/03 ..................................................        2,522,966
   1,000,000        Silver Cross Hospital, MBIA Insured, 7.00%, 08/15/21 .....................................        1,064,340
   7,000,000        University of Chicago Hospital Project, BIG Insured, Pre-Refunded, 8.10%, 08/01/14 .......        7,646,100
   2,583,000        Unrefunded, Series 1990, CGIC Insured, ETM 08/15/10, 7.75%, 08/15/10 .....................        2,847,267
   5,750,000    Illinois State COP, CGIC Insured, 6.95%, 07/01/13 ............................................        6,225,755
                Joliet GO,
     560,000        Series 1987, BIG Insured, Pre-Refunded, 8.00%, 01/01/09 ..................................          608,989
     605,000        Series 1987, BIG Insured, Pre-Refunded, 8.00%, 01/01/10 ..................................          657,925
     650,000        Series 1987, BIG Insured, Pre-Refunded, 8.00%, 01/01/11 ..................................          706,862
     200,000    Kane County Public Building Commission, Community College Facilities Revenue,
                 Elgin Community College District No. 509, FGIC Insured, Pre-Refunded, 7.00%, 12/01/10 .......          220,690
     300,000    Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 01/01/06         332,079
   2,000,000    Onterie Center Project, HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%,
                 07/01/27 ....................................................................................        2,088,820
     300,000    Regional Transportation Authority, Series A, AMBAC Insured, 7.20%, 11/01/20 ..................          351,195
   2,040,000    Southwestern Development Authority, Capital Improvement Revenue, McKendre College Project,
                 CGIC Insured, 7.375%, 02/01/11 ..............................................................        2,166,154
   1,500,000    St. Clair County Public Building Commission Revenue, MBIA Insured, ETM 12/01/01, 8.00%, 12/01/05      1,562,820
                                                                                                                  --------------
                                                                                                                     92,104,880
                                                                                                                  --------------
                Indiana  2.4%
   1,000,000    Carroll County Consolidated School Building Corp., Refunding, First Mortgage, AMBAC Insured,
                 7.625%, 01/01/04 ............................................................................        1,084,190
                Fort Wayne Hospital Authority Revenue, Ancillary System, Inc.,
     250,000        Parkview Memorial Hospital Project, Series A, FGIC Insured, 7.50%, 11/15/11 ..............          270,780
   2,000,000        Refunding, Series C, BIG Insured, Pre-Refunded, 8.125%, 07/01/18 .........................        2,287,540
                Indiana Health Facility Financing Authority Hospital Revenue,
  10,000,000        Bartholomew County Hospital Project, CGIC Insured, Pre-Refunded, 7.75%, 08/15/20 .........       11,634,200
   3,500,000        Community Hospitals of Indiana, MBIA Insured, 7.00%, 07/01/21 ............................        3,719,975
     250,000        Refunding & Improvement, Community Hospital Project, MBIA Insured, 6.40%, 05/01/12 .......          257,838
     100,000    Indiana Municipal Power Agency, Power Supply System Revenue, Refunding, Series A,
                 AMBAC Insured, Pre-Refunded, 7.25%, 01/01/15 ................................................          103,082
  10,000,000    Indianapolis Airport Authority, International Airport Revenue, BIG Insured, 8.30%, 07/01/18 ..       10,969,600
     500,000    Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 06/01/15 .........          381,360
     500,000    Jasper County PCR, Refunding, Northern Indiana Public Service, MBIA Insured, 7.10%, 07/01/17 .          535,495
   1,000,000    Marion County Convention and Recreational Facilities Authority, Excise Tax Revenue,
                 Lease Rental Series B, AMBAC Insured, Pre-Refunded, 7.00%, 06/01/21 .........................        1,140,550
   6,000,000    Monroe County Hospital Authority Revenue, Refunding, Bloomington Hospital Project, BIG Insured,
                 7.125%, 05/01/11 ............................................................................        6,330,660
   1,500,000    Patoka Lake Regional Water and Sewer District, Waterworks Revenue, Series A, AMBAC Insured,
                 6.45%, 01/01/15 .............................................................................        1,544,250
     185,000    Rockport PCR, Refunding, Michigan Power Co., Series B, FGIC Insured, 7.60%, 03/01/16 .........          207,331
                                                                                                                  --------------
                                                                                                                     40,466,851
                                                                                                                  --------------
                Iowa  .8%
   4,040,000    Davenport Hospital Facility Revenue, Mercy Hospital Project, MBIA Insured, 6.625%, 07/01/14 ..        4,264,260
     200,000    Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, 7.40%, 07/01/20 .....          220,204
   5,025,000    Des Moines Urban Renewal and Tax Increment Revenue, Refunding, FGIC Insured,
                 7.90%, 06/01/14..............................................................................        5,246,301

                Iowa (cont.)
 $ 2,150,000    Greater Iowa, Housing Assistance Corp., Mortgage Revenue, Refunding, Logan Park Project,
                 Series B, MBIA Insured, 6.50%, 01/01/24 .....................................................     $  2,175,972
   1,000,000    Iowa Finance Authority Revenue, Correctional Facility Program, Series A, AMBAC Insured,
                 5.50%, 06/15/15 .............................................................................          989,210
                                                                                                                  --------------
                                                                                                                     12,895,947
                                                                                                                  --------------
                Kansas  .5%
   3,350,000    Burlington PCR, Refunding, Kansas Gas & Electric Co. Project, MBIA Insured, 7.00%, 06/01/31 ..        3,665,570
   1,525,000    Cowley and Shawnee Counties, SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ..............        1,603,553
   2,000,000    Wichita Hospital Revenue, Refunding & Improvement, St. Francis, MBIA Insured, 6.25%, 10/01/10         2,071,220
   1,000,000    Wichita Water and Sewer Utility Revenue, Refunding & Improvement, Series B, FGIC Insured,
                 6.00%, 10/01/12 .............................................................................        1,011,990
                                                                                                                  --------------
                                                                                                                      8,352,333
                                                                                                                  --------------
                Kentucky  .7%
   2,000,000    Danville Multi-City Lease Revenue, Sewer and Drain System, MBIA Insured, Pre-Refunded,
                 6.75%, 03/01/11 .............................................................................        2,268,540
   1,000,000    Jefferson County Health Facilities Revenue, Jewish Hospital Services, Inc., AMBAC Insured,
                 6.55%, 05/01/22 .............................................................................        1,047,590
     665,000    Kenton County Hospital Facility Revenue, St. Elizabeth Medical Center Project, AMBAC Insured,
                 Pre-Refunded, 9.30%, 11/01/10 ...............................................................          683,833
   2,375,000    Kentucky EDA Finance, Hospital Facilities Revenue, St. Elizabeth Medical Center Project, Series A,
                 FGIC Insured, 6.00%, 12/01/22 ...............................................................        2,388,229
   1,000,000    Kentucky EDA Finance, Medical Center Revenue, Refunding & Improvement, Ashland Hospital Corp.,
                 Series A, CGIC Insured, 6.125%, 02/01/12 ....................................................        1,021,050
     115,000    Kentucky HFC, MFMR, Series A, BIG Insured, 8.875%, 07/01/19 ..................................          117,460
                Louisville and Jefferson County, Metropolitan Sewer District Revenue,
   2,000,000        AMBAC Insured, 6.75%, 05/15/25 ...........................................................        2,149,480
     100,000        FGIC Insured, Pre-Refunded, 7.35%, 05/01/19 ..............................................          113,915
   2,000,000    Northern Kentucky University, COP, Student Housing Facilities, CGIC Insured, 7.25%, 01/01/12 .        2,168,040
                                                                                                                  --------------
                                                                                                                     11,958,137
                                                                                                                  --------------
                Louisiana  .7%
     100,000    Alexandria Utilities Revenue, FGIC Insured, Pre-Refunded, 8.15%, 05/01/06 ....................          109,239
                Calcasieu Parish Memorial Hospital Service District Revenue,
   1,000,000        Lake Charles Memorial Hospital Project, BIG Insured, Pre-Refunded, 8.40%, 12/01/12 .......        1,108,460
     850,000        Lake Charles Memorial Hospital Project, BIG Insured, Pre-Refunded, 7.50%, 12/01/18 .......          911,073
      15,000    East Baton Rouge Parish, Sales and Use Tax Public Improvement, MBIA Insured, 7.25%, 02/01/12 .           15,923
     200,000    Greater New Orleans Expressway Commission Revenue, Refunding & Improvement, BIG Insured,
                 Pre-Refunded, 7.80%, 11/01/12 ...............................................................          214,550
   1,500,000    Jefferson Parish Hospital Service Revenue, District No. 2, Refunding, East Jefferson General Hospital,
                 MBIA Insured, Pre-Refunded, 8.00%, 07/01/16 .................................................        1,578,930
   1,700,000    Jefferson Sales Tax District, Special Sales Tax Revenue, Refunding, Series A, BIG Insured,
                 Pre-Refunded, 8.00%, 07/01/05 ...............................................................        1,914,115
     300,000    Lafayette Public Improvement, Sales Tax Revenue, Refunding, FGIC Insured, Pre-Refunded, 8.00%,
                 03/01/08 ....................................................................................          332,205
     225,000    Louisiana HFA, SFMR, Series 1985-A, FGIC Insured, 9.375%, 02/01/15 ...........................          233,021
   3,000,000    Louisiana Public Facilities Authority Revenue, College and University of Loyola, FGIC Insured,
                 Pre-Refunded, 8.50%, 12/01/09 ...............................................................        3,222,600
     150,000    Louisiana Regional Transit Authority Revenue, Refunding, FGIC Insured, 8.00%, 12/01/13 .......          166,212

                Louisiana (cont.)
 $ 1,500,000    Louisiana State GO, Series A, CGIC Insured, Pre-Refunded, 7.375%, 05/01/05 ...................     $  1,563,405
     400,000    Louisiana State, Refunding, Series B, MBIA Insured, 5.625%, 08/01/13 .........................          394,868
     500,000    New Orleans Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 09/01/21 ..................          589,060
                                                                                                                  --------------
                                                                                                                     12,353,661
                                                                                                                  --------------
                Maine  .7%
                Ellsworth GO,
     635,000        MBIA Insured, 5.25%, 11/01/12 ............................................................          592,734
     655,000        MBIA Insured, 5.25%, 11/01/13 ............................................................          609,962
   2,000,000    Maine Health and Higher Educational Facilities Authority Hospital Revenue,
                 Eastern Maine Health Care, FGIC Insured, 6.625%, 10/01/11 ...................................        2,116,900
   2,000,000    Maine Health and Higher Educational Facilities Authority Revenue, Series B, FSA Insured,
                 7.00%, 07/01/24 .............................................................................        2,174,740
   2,015,000  d Maine Health and Higher Educational Facilities Authority Revenue, Series C, FSA Insured,
                 6.20%, 07/01/25 .............................................................................        2,033,256
                Maine State Turnpike Authority Revenue,
     525,000        MBIA Insured, 6.00%, 07/01/14 ............................................................          532,875
   2,500,000        MBIA Insured, 6.00%, 07/01/18 ............................................................        2,527,500
                Old Orchard Beach,
   1,180,000        MBIA Insured, 6.65%, 09/01/11 ............................................................        1,277,043
     535,000       MBIA Insured, 6.65%, 09/01/12 .............................................................          578,998
                                                                                                                  --------------
                                                                                                                     12,444,008
                                                                                                                  --------------
                Maryland  .4%
                Maryland State Health and Higher Educational Facilities Authority Revenue,
   2,000,000        Montgomery General Hospital, Connie Lee Insured, 5.625%, 07/01/18 ........................        1,890,640
     200,000        University of Maryland Medical System, Series B, FGIC Insured, ETM 07/01/12, 7.00%, 07/01/22        233,338
                Maryland State Housing and Community Development Administration Department,
                 Infrastructure Financing,
   2,000,000        Series A, AMBAC Insured, 6.625%, 06/01/12 ................................................        2,048,300
     820,000        Series A, AMBAC Insured, 6.70%, 06/01/22 .................................................          837,261
   1,600,000    Morgan State University Revenue, Series A, MBIA Insured, Pre-Refunded, 7.00%, 07/01/20 .......        1,808,432
                                                                                                                  --------------
                                                                                                                      6,817,971
                                                                                                                  --------------
                Massachusetts  5.8%
   3,700,000    Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, 6.00%, 11/01/21 ...........        3,680,279
     250,000    Groton-Dunstable Regional School District, AMBAC Insured, Pre-Refunded, 6.60%, 02/01/07 ......          278,848
     100,000    Massachusetts Bay Transportation Authority, Series A, MBIA Insured, Pre-Refunded, 7.625%,
                 03/01/15 ....................................................................................          114,644
   4,455,000    Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Refunding,
                 Series A, AMBAC Insured, 6.00%, 07/01/18 ....................................................        4,466,850
   1,000,000    Massachusetts State College Building Authority Project Revenue, Refunding, Series A, MBIA Insured,
                 Pre-Refunded, 7.25%, 05/01/16 ...............................................................        1,041,810
      60,000    Massachusetts State Consolidated Loan, Series C, AMBAC Insured, Pre-Refunded, 7.00%, 06/01/09            66,554
                Massachusetts State Health and Educational Facilities Authority Revenue,
   1,500,000        Berkshire Health Systems, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 ..........        1,609,020
   1,500,000        Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 07/01/20 ..................        1,737,045
   5,000,000        Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 .............................        5,295,250
   1,100,000        Capital Asset Program F-1, MBIA Insured, 7.30%, 10/01/18 .................................        1,206,447
  12,555,000        Fallon Health Care System, Series A, CGIC Insured, 6.75%, 06/01/20 .......................       13,256,448
   2,000,000        Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 07/01/23 ....................        1,841,820
   9,220,000        Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 07/01/20 .................        9,408,733


                Massachusetts (cont.)
                Massachusetts State Health and Educational Facilities Authority Revenue,
 $ 1,000,000        Massachusetts Medical Center, Series A, AMBAC Insured, 7.10%, 07/01/21 ...................     $  1,100,070
   1,085,000        Mclean Hospital, Series C, FGIC Insured, 6.625%, 07/01/15 ................................        1,150,610
     100,000        Mt. Auburn Hospital, Series A, MBIA Insured, Pre-Refunded, 7.875%, 07/01/18 ..............          111,162
  15,400,000        New England Medical Center Hospital, Series F, FGIC Insured, 6.625%, 07/01/25 ............       16,125,032
   8,500,000        North Eastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ........................        8,968,690
   2,000,000        Refunding, Stonehill College, Series E, MBIA Insured, 6.60%, 07/01/20 ....................        2,109,020
   5,250,000        Refunding, Valley Regional Health Systems, Series C, Connie Lee Insured, 6.375%, 07/01/14         5,408,655
   2,000,000        Refunding, Youville Hospital, Series B, MBIA Insured, 6.00%, 02/15/25 ....................        2,009,140
                Massachusetts State Industrial Finance Agency Revenue,
   3,000,000        Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ..................................        3,137,700
   5,000,000        Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 02/01/15 .........................        5,213,900
   4,000,000    Massachusetts State Port Authority Revenue, Refunding, Series A, FGIC Insured, 6.00%, 07/01/23        3,978,120
   2,000,000    Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 .........        2,330,900
   2,300,000    Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ............................        2,678,304
                                                                                                                  --------------
                                                                                                                     98,325,051
                                                                                                                  --------------
                Michigan  .6%
     100,000    Chippewa Valley School Building and Site, FGIC Insured, Pre-Refunded, 6.375%, 05/01/06 .......          110,690
   4,000,000    Detroit Sewerage Disposal Revenue, FGIC Insured, 6.625%, 07/01/21 ............................        4,186,760
   2,000,000    Kalamazoo Hospital Finance Authority, Hospital Facilities Revenue, Refunding & Improvement,
                 Bronson Methodist Church, Series A, MBIA Insured, 6.375%, 05/15/17 ..........................        2,063,180
   1,000,000    Michigan State HDA, Rental Housing Revenue, Series A, Refunding, AMBAC Insured, 5.90%, 04/01/23         958,000
     470,000    Michigan State HDA, SFMR, Series 1986-A, FGIC Insured, 8.00%, 10/01/06 .......................          482,793
   2,500,000    Michigan State Hospital Finance Authority Revenue, Refunding, St. John Hospital, Series A,
                 AMBAC Insured, 6.00%, 05/15/13 ..............................................................        2,529,025
                Michigan State Strategic Fund Limited Obligation Revenue,
     200,000        Refunding, Detroit Edison Co. Project, FGIC Insured, 6.875%, 12/01/21 ....................          214,110
     250,000       Refunding, Detroit Edison Co. Project, Series BB, AMBAC Insured, 7.00%, 05/01/21 ..........          288,288
                                                                                                                  --------------
                                                                                                                     10,832,846
                                                                                                                  --------------
                Minnesota  1.1%
   2,000,000    Eden Prairie, Olympic Ridge Project, Series A, GNMA Secured, 6.25%, 01/20/31 .................        2,000,000
   4,000,000    Minneapolis-St. Paul Housing Finance Board, MFMR, GNMA Secured, Mortgage Loan,
                 Riverside Plaza, Project, 8.20%, 12/20/18 ...................................................        4,191,040
     200,000    Northern Municipal Power Agency, Minnesota Electric System Revenue, Refunding, Series B,
                 AMBAC Insured, 5.50%, 01/01/18 ..............................................................          191,558
   1,200,000    Washington County Governmental Housing, Scandia II, Series B, FGIC Insured, 6.30%, 07/01/24 ..        1,237,440
   2,415,000    Washington County, Raymie Johnson Apartments, Series C, Refunding, FGIC Insured, 6.30%,
                 01/01/20 ....................................................................................        2,490,348
   8,775,000    Western Minnesota Municipal Power Agency, Power Supply Revenue, Series A, MBIA Insured,
                 6.125%, 01/01/16 ............................................................................        8,781,581
                                                                                                                  --------------
                                                                                                                     18,891,967
                                                                                                                  --------------
                Mississippi  .2%
                Harrison County Correctional Facilities Finance Authority, Special Obligation Revenue,
   1,000,000        FGIC Insured, Pre-Refunded, 8.30%, 09/01/05 ..............................................        1,100,200
   1,000,000        FGIC Insured, Pre-Refunded, 8.30%, 09/01/06 ..............................................        1,100,200
     200,000    Harrison County Waste Water Management District Revenue, Refunding, Wastewater Treatment
                 Facilities, Series A, FGIC Insured, 8.50%, 02/01/13 .........................................          265,554
      20,000    Mississippi HFC, SFMR, Refunding, Series A, FGIC Insured, 7.70%, 10/15/08 ....................           20,684
                                                                                                                  --------------
                                                                                                                      2,486,638
                                                                                                                  --------------

                Missouri 2.7%
 $ 2,000,000    Branson Reorganization School District No. R-4, Refunding & Improvement, CGIC Insured,
                 6.20%, 03/01/06 .............................................................................     $  2,064,320
   1,000,000    Cape Girardeau County IDA, Health Care Facilities Revenue, Refunding, Southeast Missouri Hospital
                 Association, MBIA Insured, 5.25%, 06/01/16 ..................................................          909,380
     200,000    Jackson County Consolidated School District No. 2, Series A, AMBAC Insured, Pre-Refunded, 6.65%,
                 03/15/11 ....................................................................................          211,988
   4,000,000    Kansas City School District Building Corp., Leasehold Revenue, Capital Improvement Project,
                 Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08 .......................................        4,421,640
   2,000,000    Missouri Economic Development, Export and Infrastructure Board Lease Revenue,
                 Mental Health Office, Building Division, CGIC Insured, 6.30%, 12/01/08 ......................        2,143,160
   1,520,000    Missouri HDC, Series 1990-B, GNMA Secured, 7.75%, 06/01/22 ...................................        1,586,014
   1,000,000    Missouri Health and Educational Facilities Authority, Health Facilities Revenue, Heartland Health
                 System, Project, AMBAC Insured, 6.35%, 11/15/17 .............................................        1,036,490
   7,500,000    Missouri Health and Educational Facilities Authority Health Revenue, Sisters of St. Mary's Health Care
                 Project, BIG Insured, Pre-Refunded, 7.75%, 06/01/16 .........................................        8,335,200
   1,000,000    Missouri School Board Lease Association, COP, Series R-III, School District Project, MBIA Insured,
                 6.875%, 03/01/11 ............................................................................        1,055,160
   8,575,000    Sikeston Electric Revenue, Refunding, MBIA Insured, 6.25%, 06/01/22 ..........................        8,811,927
   2,850,000    St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 03/15/07      3,057,594
   2,000,000    St. Louis Airport Revenue, Refunding & Improvement, Lambert-St. Louis International Airport,
                 FGIC Insured, 6.125%, 07/01/15 ..............................................................        2,041,400
     680,000    St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 09/01/19 ............................          719,481
   2,025,000    St. Louis Municipal Finance Corp., Leasehold Revenue, Refunding & Improvement, FGIC Insured,
                 6.25%, 02/15/12 .............................................................................        2,106,851
   2,000,000    St. Louis Public School District Building Corp., Leasehold Revenue, Series A, FGIC Insured,
                 7.40%, 04/01/09 .............................................................................        2,073,440
   2,950,000    St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 04/01/12 .......................        3,018,204
   1,250,000    Washington GO, Pauwels Transformers Project, Series A, FGIC Insured, 7.60%, 12/01/09 .........        1,329,225
                                                                                                                  --------------
                                                                                                                     44,921,474
                                                                                                                  --------------
                Montana  1.5%
                Forsyth PCR,
   4,475,000        Refunding, Puget Sound Power and Light Project, AMBAC Insured, 6.80%, 03/01/22 ...........        4,774,601
   5,000,000        Refunding, Washington Water Co., Series A, MBIA Insured, 7.125%, 12/01/13 ................        5,358,650
     750,000    Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ................................          804,990
                Montana State Board Investment Workers Compensation Program,
   6,105,000         MBIA Insured, 6.875%, 06/01/20 ..........................................................        6,623,925
   2,395,000         MBIA Insured, ETM 06/01/20, 6.875%, 06/01/20 ............................................        2,690,711
   1,000,000    Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
                 Series C, MBIA Insured, 6.00%, 11/15/14 .....................................................        1,000,330
   3,000,000    Montana Water System Revenue, Butte-Silver Bow Project, FGIC Insured, 6.50%, 11/01/14 ........        3,193,230
                                                                                                                  --------------
                                                                                                                     24,446,437
                                                                                                                  --------------
                Nebraska  .9%
   2,500,000    Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured, 6.35%, 12/01/19     2,572,900
   2,500,000    Lancaster County Hospital, Authority No. 1 Revenue, Bryan Memorial Hospital Project, MBIA Insured,
                 6.70%, 06/01/22 .............................................................................        2,694,050
   2,000,000    Lincoln Hospital Revenue, Refunding, Lincoln General Hospital, Series A, CGIC Insured, 6.20%,
                 12/01/14 ....................................................................................        2,042,020
                Municipal Energy Agency of Nebraska, Power Supply System Revenue,
   2,000,000        Refunding, Series A, AMBAC Insured, 6.00%, 04/01/15 ......................................        2,023,100
   1,350,000        Refunding, Series A, AMBAC Insured, 6.00%, 04/01/17 ......................................        1,359,801


                Nebraska (cont.)
                Nebraska Investment Finance Authority, SFMR,
  $  610,000        Refunding, Series 1, GNMA Secured, MBIA Insured, 8.125%, 08/15/38 ........................        $ 637,078
   3,470,000        Refunding, Series B, FGIC Insured, 8.00%, 07/15/17 .......................................        3,680,907
     365,000       Refunding, Series R1-A, FGIC Insured, 8.00%, 07/15/17 .....................................          380,023
                                                                                                                  --------------
                                                                                                                     15,389,879
                                                                                                                  --------------
                Nevada  1.0%
   5,000,000    Clark County Passenger Facility Charge Revenue, Macarren International Airport, Series A,
                 MBIA Insured, 6.00%, 07/01/17 ...............................................................        4,939,600
   4,000,000    Clark County School District, Series A, MBIA Insured, 7.00%, 06/01/10 ........................        4,573,840
     250,000    Clark County, Series A, AMBAC Insured, 6.50%, 06/01/17 .......................................          268,210
   1,250,000
                North Las Vegas, FGIC Insured, Pre-Refunded, 7.125%, 04/01/11 ................................        1,419,763
                Reno Hospital Revenue,
      25,000        Refunding, St. Mary's Regional Medical Center, Series A, MBIA Insured, Pre-Refunded,
                     7.75%, 07/01/07 .........................................................................           27,588
   4,000,000
                    Refunding, St. Mary's Regional Medical Center, Series A, MBIA Insured, Pre-Refunded,
                     7.80%, 07/01/12 .........................................................................        4,455,600
   1,695,000    Sparks Public Safety, GO, AMBAC Insured, 7.50%, 10/01/09 .....................................        1,875,687
                                                                                                                  --------------
                                                                                                                     17,560,288
                                                                                                                  --------------
                New Hampshire  .6%
                New Hampshire Higher Educational and Health Facilities Authority Revenue,
   2,000,000        Concord Hospital, FGIC Insured, 7.00%, 10/01/12 ..........................................        2,163,280
   4,000,000        Refunding, University System, MBIA Insured, 6.25%, 07/01/20 ..............................        4,083,720
   4,000,000       University System, MBIA Insured, Pre-Refunded, 7.50%, 07/01/09 ............................        4,514,080
                                                                                                                  --------------
                                                                                                                     10,761,080
                                                                                                                  --------------
                New Jersey  2.7%
   6,000,000    Camden County Municipal Utilities Authority, Sewer Revenue, FGIC Insured, 8.25%, 12/01/17 ....        6,569,340
   3,000,000    Essex County Improvement Authority Lease, Jail and Youth House Projects, AMBAC Insured,
                 7.00%, 12/01/24 .............................................................................        3,303,270
   2,525,000
                Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC Insured,
                 6.00%, 12/01/20 .............................................................................        2,550,881
      90,000
                Hoboken Union City, Weehawken Sewer Authority Revenue, MBIA Insured, Pre-Refunded,
                 7.25%, 08/01/19 .............................................................................          101,138
   5,000,000
                Hudson County Correctional Facility, COP, BIG Insured, Pre-Refunded, 7.60%, 12/01/21 .........        5,604,400
                Lacey Municipal Utilities Authority Water Revenue,
   2,500,000        MBIA Insured, 6.10%, 12/01/23 ............................................................        2,545,425
   3,255,000        MBIA Insured, 6.25%, 12/01/24 ............................................................        3,347,247
   1,500,000        Refunding, Series A, MBIA Insured, 5.50%, 12/01/19 .......................................        1,419,300
   1,700,000    Mantua Township, New Jersey School District, COP, MBIA Insured, Pre-Refunded, 7.25%, 06/30/10         1,951,668
   2,000,000    Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding, Series A,
                 MBIA Insured, 6.00%, 07/01/15 ...............................................................        2,060,500
                New Jersey Health Care Facilities Financing Authority Revenue,
   1,350,000        Burdette Tomlin Memorial Hospital, Series C, FGIC Insured, Pre-Refunded, 8.125%, 07/01/12         1,472,283
   2,000,000        Community Medical Center, Series D, MBIA Insured, 6.00%, 07/01/19 ........................        2,013,320
   2,860,000        Jersey Shore Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 8.00%, 07/01/18 ...        3,202,428
   2,600,000        Jersey Shore Memorial Hospital, Series C, MBIA Insured, Pre-Refunded, 7.875%, 07/01/12 ...        2,825,654
   3,000,000        Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 07/01/18 .............        3,314,250
     485,000    New Jersey HFA, Home Buyer Revenue, Series C, MBIA Insured, 7.375%, 10/01/17 .................          505,229
     300,000    New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured, 6.50%, 01/01/16        329,400

                New Jersey (cont.)
  $  100,000    North Bergen Township Municipal Utilities Authority Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.625%, 12/15/19 ............................................................................        $ 109,626
   2,235,000    Ocean County Utilities Authority, Waste Water Revenue, Refunding, FGIC Insured, Pre-Refunded,
                 8.70%, 01/01/11 .............................................................................        2,314,186
                                                                                                                  --------------
                                                                                                                     45,539,545
                                                                                                                  --------------
                New Mexico  .7%
   3,600,000    Albuquerque Airport Revenue, Series B, AMBAC Insured, 7.00%, 07/01/16 ........................        3,660,552
   5,000,000    Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A, AMBAC Insured,
                 6.375%, 12/15/22 ............................................................................        5,160,000
   2,000,000    Gallup PCR, Refunding, Plains Electric Generation, MBIA Insured, 6.65%, 08/15/17 .............        2,107,220
                New Mexico Mortgage Finance Authority, SFMR,
      95,000        Series 1985-A, FGIC Insured, 9.25%, 07/01/12 .............................................           97,893
   1,515,000       Series 1987-C, FGIC Insured, 8.625%, 07/01/17 .............................................        1,575,555
                                                                                                                  --------------
                                                                                                                     12,601,220
                                                                                                                  --------------
                New York  6.2%
     900,000    Central Square School District, FGIC Insured, 6.50%, 06/15/10 ................................          987,255
   2,900,000    MAC for the City of New York, Series 61, MBIA Insured, 6.875%, 07/01/07 ......................        3,057,615
                Metropolitan Transportation Authority Service Contract,
      10,000        Refunding, Commuter Facilities, Series M, AMBAC Insured, Pre-Refunded, 7.50%, 07/01/17 ...           11,088
   1,585,000        Refunding, Series K, AMBAC Insured, Pre-Refunded, 7.50%, 07/01/17 ........................        1,757,496
                New York City GO,
   1,000,000        Series B, FGIC Insured, Pre-Refunded, 7.25%, 08/01/11 ....................................        1,087,330
     105,000        Series C, Subseries C-1, MBIA Insured, 6.625%, 08/01/12 ..................................          113,350
                New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
   2,500,000        Refunding, Series B, AMBAC Insured, 5.375%, 06/15/19 .....................................        2,318,075
     430,000        Series A, FGIC Insured, 6.75%, 06/15/14 ..................................................          451,655
     895,000        Series A, FGIC Insured, Pre-Refunded, 6.75%, 06/15/14 ....................................          985,306
   2,000,000        Series A, MBIA Insured, Pre-Refunded, 7.25%, 06/15/15 ....................................        2,276,540
   5,000,000        Series B, FGIC Insured, Pre-Refunded, 7.625%, 06/15/17 ...................................        5,531,350
   5,000,000        Series C, AMBAC Insured, 6.20%, 06/15/21 .................................................        5,105,900
  10,000,000        Series C, AMBAC Insured, 6.50%, 06/15/21 .................................................       10,240,600
   4,030,000        Series F, MBIA Insured, 5.75%, 06/15/20 ..................................................        3,925,784
                New York State Dormitory Authority Revenues,
   4,000,000        Brooklyn Law School, CGIC Insured, 6.40%, 07/01/11 .......................................        4,153,840
   8,655,000        City University System, Series C, FGIC Insured, 7.00%, 07/01/14 ..........................        9,414,909
   6,105,000        Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ....................................        6,595,048
   1,500,000        Refunding, Mt. Sinai School of Medicine, MBIA Insured, 6.75%, 07/01/15 ...................        1,610,130
   3,500,000    New York State Energy Research and Development Authority Facilities Revenue, Refunding,
                 Series B, MBIA Insured, 5.25%, 08/15/20 .....................................................        3,170,860
   1,000,000    New York State Energy Research and Development Authority Gas Facilities Revenue,
                 Brooklyn Union Gas, Series II, MBIA Insured, 7.00%, 12/01/20 ................................        1,044,610
                New York State Energy Research and Development Authority, PCR,
   2,000,000        Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 .............................        2,259,200
   3,500,000        Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ..........        3,690,680
   5,000,000        Refunding, Rochester Gas & Electric Project, Series B, MBIA Insured, 6.75%, 01/15/27 .....        5,191,650
   5,000,000        Refunding, Rochester Gas & Electric Project, Series B, MBIA Insured, 6.50%, 05/15/32 .....        5,142,950
                New York State Medical Care Facilities Financing Agency Revenue,
   3,000,000        North Shore University Hospital, Mortgage Project, Series A, MBIA Insured, 7.20%, 11/01/20.       3,302,460
   5,000,000        St. Lukes Hospital, Series B, MBIA Insured, Pre-Refunded, 7.45%, 02/15/29 ................        5,713,250

                New York (cont.)
                New York State Urban Development Corp. Revenue, Correctional Facilities,
 $ 3,400,000        Series D, AMBAC Insured, Pre-Refunded, 7.50%, 01/01/12 ...................................     $  3,722,830
      15,000        Series D, AMBAC Insured, Pre-Refunded, 7.75%, 01/01/13 ...................................           16,506
   9,000,000    Niagara Frontier Transportation Authority, Airport Revenue, Greater Buffalo International Airport,
                 Series A, AMBAC Insured, 6.25%, 04/01/24 ....................................................        9,166,680
   1,000,000    Suffolk County Water Authority Waterworks Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 06/01/16       1,130,840
   1,560,000   gTriborough Bridge and Tunnel Authority Revenues, Series T, Pre-Refunded, 7.00%, 01/01/20 .....        1,775,124
                                                                                                                  --------------
                                                                                                                    104,950,911
                                                                                                                  --------------
                North Carolina
                North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
      80,000        MBIA Insured, 6.50%, 01/01/10 ............................................................           82,834
      20,000        MBIA Insured, ETM 01/01/07, 6.50%, 01/01/10 ..............................................           22,215
     500,000       Refunding, MBIA Insured, 5.75%, 01/01/20 ..................................................          481,590
                                                                                                                  --------------
                                                                                                                        586,639
                                                                                                                  --------------
                North Dakota
     150,000    North Dakota State Building Authority Lease Revenue, Series B, Department of Corrections and
                 Rehabilitation, AMBAC Insured, Pre-Refunded, 7.40%, 06/01/10 ................................          169,035
     300,000    North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured, 6.75%, 06/01/11      317,295
                                                                                                                  --------------
                                                                                                                        486,330
                                                                                                                  --------------
                Ohio  2.2%
   2,000,000    Akron Waterworks Mortgage Revenue, AMBAC Insured, 6.55%, 03/01/12 ............................        2,111,120
   5,000,000    Clermont County, Refunding, Building and Road Improvement, AMBAC Insured, 5.60%, 09/01/14 ....        4,874,500
                Cleveland Waterworks First Mortgage Revenue,
   3,000,000        Series 1992-F, AMBAC Insured, 6.50%, 01/01/11 ............................................        3,165,060
   2,750,000        Series 1992-F, AMBAC Insured, Pre-Refunded, 6.50%, 01/01/21 ..............................        3,082,805
   1,080,000    Cuyahoga County Hospital Revenue, Metrohealth Systems Project, MBIA Insured, 6.00%, 02/15/19 .        1,084,946
   3,000,000    Lucas County Hospital Revenue, St. Vincent Medical Center, MBIA Insured, 6.625%, 08/15/22 ....        3,306,810
  12,720,000    Montgomery County Hospital Facilities Revenue, Refunding, Kettering Medical Center Facilities,
                 MBIA Insured, 7.50%, 04/01/14 ...............................................................       13,627,572
   4,255,000    Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 09/01/16 ......................................        4,367,034
   1,750,000    Ohio Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ....................        1,812,685
                                                                                                                  --------------
                                                                                                                     37,432,532
                                                                                                                  --------------
                Oklahoma  2.0%
     855,000    Grady County Home Finance Authority, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 01/01/12           884,198
   3,300,000    Jenks Public Works Authority Revenue, Refunding, AMBAC Insured, 7.80%, 07/01/11 ..............        3,608,220
     300,000    McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 01/01/23 ...........................          308,562
   5,000,000    Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%, 07/01/06 ..............        5,540,250
   1,210,000    Muskogee, SFMR, HFA, FGIC Insured, 7.60%, 12/01/10 ...........................................        1,250,886
      30,000    Oklahoma Baptist University Authority Revenue, Refunding, Series A, FGIC Insured, Pre-Refunded,
                 8.00%, 12/01/05 .............................................................................           33,957
   2,000,000    Oklahoma State Turnpike Authority Revenue, Series A, AMBAC Insured, 6.00%, 01/01/12 ..........        2,049,300
   1,255,000    Owasso Public Works Authority, Public Improvement Revenue, CGIC Insured, 7.40%, 11/01/07 .....        1,352,087
                Pottawatomie County Development Authority Water Revenue,
   5,000,000        North Deer Creek Reservoir Project, AMBAC Insured, 5.90%, 07/01/26 .......................        4,854,500
     250,000        North Deer Creek Reservoir Project, AMBAC Insured, Pre-Refunded, 7.375%, 07/01/26 ........          286,603
   3,275,000    Tulsa Airport Improvements Trust, General Revenue Consolidated, MBIA Insured,
                 Pre-Refunded, 7.50%, 06/01/08 ...............................................................        3,553,113
                Tulsa County HFAR,
   5,115,000        Series A, GNMA Secured, 8.30%, 12/01/19 ..................................................        5,438,882
     360,000        Series D, GNMA Secured, 6.95%, 12/01/22 ..................................................          372,071
                Oklahoma (cont.)
 $ 3,270,000    Tulsa Industrial Authority Revenue, Holland Hall School Project, CGIC Insured, 6.75%, 12/01/14   $    3,476,206
                                                                                                                  --------------
                                                                                                                     33,008,835
                                                                                                                  --------------
                Oregon  1.0%
   1,500,000    Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%, 06/01/09      1,512,960
   5,000,000    Josephine County School District No. 7, FGIC Insured, 5.70%, 06/01/13 ........................        4,960,900
   6,025,000    Portland Hospital Facilities Authority Revenue, Legacy Health System, Series A, AMBAC Insured,
                 6.70%, 05/01/21 .............................................................................        6,466,392
                Washington County, Unified Sewer Agency Revenue,
   1,000,000        Senior Lien, Series A, AMBAC Insured, 6.125%, 10/01/12 ...................................        1,038,320
   1,000,000        Series 1, AMBAC Insured, 6.125%, 10/01/12 ................................................        1,038,320
   3,000,000    Western Lane Hospital District, Hospital Facilities Authority Revenue, Refunding, Sisters of
                 St. Joseph of Peace, MBIA Insured, 5.875%, 08/01/12 .........................................        3,076,290
                                                                                                                  --------------
                                                                                                                     18,093,182
                                                                                                                  --------------
                Pennsylvania  2.9%
   1,000,000    Allegheny County Hospital Development Authority Revenue, St. Francis Medical Center Project,
                 Refunding, AMBAC Insured, Pre-Refunded, 8.125%, 06/01/13 ....................................        1,050,990
   3,000,000    Bristol Township, Bucks County GO, FGIC Insured, Pre-Refunded, 7.875%, 09/01/16 ..............        3,120,150
   3,900,000    Butler County Hospital Authority Revenue, North Hills Passavant Hospital, CGIC Insured,
                 7.00%, 06/01/22 .............................................................................        4,191,213
   5,000,000    Cambria County Hospital Development Authority Revenue, Refunding & Improvement, Conemaugh
                 Valley Hospital, Series B, Connie Lee Insured, 6.375%, 07/01/18 .............................        5,095,550
   3,000,000    Dauphin County Hospital Authority Revenue, Refunding, Harrisburg Hospital, MBIA Insured,
                 8.25%, 07/01/14 .............................................................................        3,223,680
   1,500,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue,
                 Refunding, AMBAC Insured, 7.375%, 01/01/07 ..................................................        1,665,705
     200,000    Exeter Township School District, FGIC Insured, 6.50%, 05/15/06 ...............................          214,170
   1,200,000    Harrisburg RDAR, Capital Improvement, Series A, FGIC Insured, 7.875%, 11/02/16 ...............        1,261,644
     100,000    Lehigh County General Purpose Authority Revenues, Hospital Healtheast, Inc., Series A,
                 Refunding, MBIA Insured, 7.00%, 07/01/15 ....................................................          106,794
   8,000,000    Montgomery County IDAR, PCR, Refunding, Series B, MBIA Insured, 6.70%, 12/01/21 ..............        8,502,880
     500,000    Pennslyvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM 09/01/17,
                 6.00%, 09/01/19 .............................................................................          509,595
     100,000    Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
                 Hahnemann, University Project, MBIA Insured, 7.20%, 07/01/19 ................................          107,650
   2,740,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                 MBIA Insured, 8.00%, 11/01/09 ...............................................................        2,801,787
                Pennsylvania State Turnpike Commission Revenue,
     500,000        Refunding, Series P, AMBAC Insured, 6.00%, 12/01/17 ......................................          502,050
     300,000        Series E, MBIA Insured, Pre-Refunded, 7.55%, 12/01/17 ....................................          343,002
   2,500,000        Series K, MBIA Insured, Pre-Refunded, 7.50%, 12/01/12 ....................................        2,853,550
   2,000,000    Philadelphia City GO, Refunding, Series 1986, FGIC Insured, Pre-Refunded, 8.25%, 02/15/09 ....        2,078,920
   5,000,000    Philadelphia Municipal Authority Revenue, Justice Lease, Series B, FGIC Insured, Pre-Refunded,
                 7.125%, 11/15/18 ............................................................................        5,792,600
   1,000,000    Philadelphia Water and Wastewater Revenue, Refunding, CGIC Insured, 5.50%, 06/15/15 ..........          945,770
      90,000    Pittsburg Water and Sewer Authority System Revenue, Refunding, FGIC Insured, ETM 09/01/05,
                 7.25%, 09/01/14 .............................................................................          102,979
   2,000,000    Quaker Valley School District, FGIC Insured, 5.70%, 01/15/19 .................................        1,949,460
      10,000    Scranton-Lackawanna Health and Welfare Authority Revenue, Community Medical Center Project,
                 BIG Insured, 7.875%, 07/01/10 ...............................................................           10,901
   1,500,000    York County Hospital Authority Revenue, Series 1991, AMBAC Insured, Pre-Refunded, 7.00%, 07/01/21     1,703,010
                                                                                                                  --------------
                                                                                                                     48,134,050
                                                                                                                  --------------
                Rhode Island  1.3%
 $ 2,100,000    Kent County Water Authority, General Revenue, Series A, MBIA Insured, 6.35%, 07/15/14 ........     $  2,185,029
     620,000    Newport GO, Refunding, Series B, FGIC Insured, 5.125%, 05/15/10 ..............................          588,926
   5,000,000    Providence PBA General Revenue, Series A, CGIC Insured, 7.25%, 12/15/10 ......................        5,497,000
     350,000    Rhode Island Convention Center Authority Revenue, Series A, MBIA Insured, Pre-Refunded,
                 6.65%, 05/15/12 .............................................................................          392,819
   3,335,000    Rhode Island Health and Education Building Authority, Series A, CGIC Insured, Pre-Refunded,
                 7.50%, 09/15/19 .............................................................................        3,781,723
                Rhode Island Health and Educational Building Corp. Revenue, Higher Educational Facilities,
   3,000,000        Connie Lee Insured, 6.30%, 03/15/20 ......................................................        3,023,400
   2,000,000        Roger Williams Facility, Connie Lee Insured, 7.25%, 11/15/24 .............................        2,172,440
   2,000,000    Rhode Island Port Authority and Economic Development Corp. Revenue, Shepard Building Project,
                 Series B, AMBAC Insured, 6.75%, 06/01/25 ....................................................        2,130,260
     250,000    Rhode Island State, Refunding, Series A, FGIC Insured, 6.25%, 06/15/07 .......................          267,560
   2,000,000    West Warwick GO, MBIA Insured, Pre-Refunded, 7.25%, 09/01/11 .................................        2,331,760
                                                                                                                  --------------
                                                                                                                     22,370,917
                                                                                                                  --------------
                South Carolina  .7%
     250,000    Charleston Waterworks and Sewer Revenue, Refunding & Improvement, AMBAC Insured,
                 6.00%, 01/01/16 .............................................................................          252,745
   2,910,000    Cherokee County COP, Peachtree Centre Project, CGIC Insured, 7.05%, 09/01/11 .................        3,185,693
     250,000    Edgefield County School District, Refunding, FSA Insured, 8.50%, 02/01/01 ....................          293,175
      50,000    Greenville Hospital System Facilities Revenue, Series A, FGIC Insured, 7.50%, 05/01/16 .......           51,642
     200,000    North Charleston Sewer District Revenue, MBIA Insured, Pre-Refunded, 7.75%, 08/01/18 .........          223,330
                Piedmont Municipal Power Agency, South Carolina Electric Revenue,
     990,000        Refunding, AMBAC Insured, Pre-Refunded, 9.25%, 01/01/19 ..................................        1,036,570
     200,000        Refunding, FGIC Insured, 6.25%, 01/01/21 .................................................          210,206
   2,000,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.60%, 01/01/18 ........................        2,191,940
   3,000,000    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
                 CGIC Insured, 7.125%, 07/01/17 ..............................................................        3,267,720
                South Carolina Public Service Authority Electric Revenue, Electric System Expansion,
     150,000        Refunding, Series A, MBIA Insured, Pre-Refunded, 7.75%, 07/01/15 .........................          154,883
     100,000       Refunding, Series C, AMBAC Insured, Pre-Refunded, 7.30%, 07/01/21 .........................          104,770
                                                                                                                  --------------
                                                                                                                     10,972,674
                                                                                                                  --------------
                South Dakota  .7%
   1,355,000    Heartland Consumer Power District, Electric System Revenue, Refunding, MBIA Insured,
                 Pre-Refunded, 7.625%, 01/01/16 ..............................................................        1,444,931
   2,000,000    Lawrence County, COP, Courthouse, CGIC Insured, 7.65%, 07/01/10 ..............................        2,224,840
   2,450,000    Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 09/01/08 ...........................        2,494,443
   2,720,000    South Dakota State Lease Revenue, Series A, CGIC Insured, 6.75%, 12/15/16 ....................        2,987,294
   2,220,000    South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
                 MBIA Insured, 5.50%, 04/01/17 ...............................................................        2,076,388
                                                                                                                  --------------
                                                                                                                     11,227,896
                                                                                                                  --------------
                Tennessee  .4%
   1,470,000    Greater Tennessee Housing Assistance Corp., Mortgage Revenue, Refunding, Series A,
                 MBIA Insured, 6.00%, 07/01/24 ...............................................................        1,407,790
   1,000,000    Memphis-Shelby County Airport Authority Revenue, Refunding, MBIA Insured, 5.65%, 09/01/15 ....          978,900
     200,000    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 07/01/15 ....          210,178
   3,450,000    Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ..............................        3,351,468
                                                                                                                  --------------
                                                                                                                      5,948,336
                                                                                                                  --------------

                Texas 9.7%
                Austin Combined Utility System Revenue,
 $ 1,000,000        BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ..............................................     $  1,227,520
      50,000        Refunding, Series A, FGIC Insured, 6.00%, 05/15/15 .......................................           50,299
   3,000,000        Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 .....................................        3,516,840
   4,080,000    Bexar County HFC Revenue, GNMA Secured, Series A, 8.20%, 04/01/22 ............................        4,288,080
   3,450,000    Brazos River Authority PCR, Texas Utilities Electric Co. Project, Series A, AMBAC Insured,
                 6.05%, 04/01/25 .............................................................................        3,445,067
                Brazos River Authority Revenue, Refunding, Houston Light and Power Co. Project,
   2,000,000        Series A, AMBAC Insured, 6.70%, 03/01/17 .................................................        2,104,220
   3,360,000        Series D, FGIC Insured, 7.75%, 10/01/15 ..................................................        3,666,398
   1,000,000    Brownsville Utility System Priority Revenue, Series B, FGIC Insured, Pre-Refunded,
                 7.50%, 09/01/09 .............................................................................        1,055,240
  12,230,000    Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 01/01/17 ...       12,513,981
   7,000,000    Coastal Water Authority, Water Conveyance System Revenue, Series 1987, MBIA Insured,
                 Pre-Refunded, 8.125%, 12/15/17 ..............................................................        7,608,510
   1,010,000    Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ..............................................        1,057,985
     965,000    East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .............................        1,023,238
   1,520,000    Faulkey Gully MUD, Refunding, Waterworks and Sewerage System, AMBAC Insured,
                 6.625%, 03/01/07 ............................................................................        1,631,082
     200,000    Fort Bend County, Permanent Improvement, FGIC Insured, Pre-Refunded, 6.60%, 09/01/07 .........          223,666
   2,700,000    Grand Prairie Health Facilities, Refunding, Dallas/Fort Worth Medical Center Project, AMBAC Insured,
                 6.875%, 11/01/10 ............................................................................        2,933,334
                Harris County Hospital District Mortgage Revenue,
   2,350,000        Refunding, AMBAC Insured, 7.40%, 02/15/10 ................................................        2,711,736
   3,000,000        Refunding, BIG Insured, Pre-Refunded, 8.50%, 04/01/15 ....................................        3,137,610
   3,000,000    Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, MBIA Insured,
                 Pre-Refunded, 7.80%, 12/15/11 ...............................................................        3,379,320
                Harris County Toll Road,
      35,000        Series A, FGIC Insured, 6.50%, 08/15/11 ..................................................           36,863
     165,000        Series A, FGIC Insured, Pre-Refunded, 6.50%, 08/15/11 ....................................          185,849
   1,580,000        Series A, Senior Lien, AMBAC Insured, 6.50%, 08/15/17 ....................................        1,642,837
     240,000        Series B, Senior Lien, AMBAC Insured, 6.625%, 08/15/17 ...................................          249,583
   1,250,000        Series B, Senior Lien, AMBAC Insured, Pre-Refunded, 6.625%, 08/15/17 .....................        1,333,825
                Houston Airport System Revenue,
   2,500,000        Sub Lien, Series A, FGIC Insured, 6.75%, 07/01/21 ........................................        2,618,550
   1,000,000        Sub Lien, Series B, FGIC Insured, 6.625%, 07/01/22 .......................................        1,058,250
                Houston Water and Sewer System Revenue,
   6,000,000       gPrior Lien, Pre-Refunded, 8.125%, 12/01/17 ...............................................        6,622,680
   1,450,000        Refunding, Junior Lien, FGIC Insured, Pre-Refunded, 9.375%, 12/01/13 .....................        1,497,937
   1,000,000        Refunding, Junior Lien, Series C, AMBAC Insured, 6.375%, 12/01/17 ........................        1,031,830
     500,000        Refunding, Junior Lien, Series C, MBIA Insured, 5.75%, 12/01/15 ..........................          484,840
   8,000,000        Refunding, Junior Lien, Series C, MBIA Insured, 6.375%, 12/01/22 .........................        8,278,160
   2,300,000    Irving Hospital Authority Revenue, Irving Health Care System, Series 1990, FGIC Insured,
                 Pre-Refunded, 7.25%, 07/01/15 ...............................................................        2,538,372
                Lower Colorado River Authority Priority Revenue,
   2,000,000        BIG Insured, Pre-Refunded, 7.75%, 01/01/10 ...............................................        2,064,760
   1,600,000        MBIA Insured, Pre-Refunded, 7.625%, 01/01/16 .............................................        1,752,560
   1,550,000    Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, BIG Insured, 8.875%,
                 12/01/12 ....................................................................................        1,598,345

                Texas (cont.)
                Matagorda County Navigation District No. 1 Revenue,
  $  200,000        PCR, Central P & L Co. Project, AMBAC Insured, 7.50%, 12/15/14 ...........................        $ 221,652
   2,000,000        PCR, Central P & L Co. Project, AMBAC Insured, 7.125%, 07/01/19 ..........................        2,159,420
     100,000        Refunding, Houston Light & Power Co., Series E, FGIC Insured, 7.20%, 12/01/18 ............          108,835
   2,000,000        Refunding, Houston Light & Power Co., Series E, FGIC Insured, 6.10%, 07/01/28 ............        2,006,400
   2,000,000    Metro Health Facilities Development Corp., Hospital Revenue, The Wilson N. Jones Memorial
                 Hospital, Refunding, Connie Lee Insured, 5.60%, 01/01/17 ....................................        1,899,660
                North Central Health Facility Development Corp. Revenue,
     200,000        Refunding, Methodist Hospital of Dallas, Series A, BIG Insured, 9.50%, 10/01/15 ..........          204,754
   2,000,000        Refunding, Presbyterian Health Care Project, Series A, BIG Insured, Pre-Refunded,
                     8.875%, 12/01/15 ........................................................................        2,239,300
   6,000,000    Palo Duro River Authority, Refunding, CGIC Insured, 6.375%, 08/01/08 .........................        6,186,120
     105,000    Park Ten MUD, Waterworks & Sewer System, FGIC Insured, Pre-Refunded, 9.25%, 03/01/09 .........          107,765
                Sabine River Authority, PCR,
   3,250,000        Refunding, Collateralized, Texas Utilities Electric Co. Project, FGIC Insured, 6.55%, 10/01/22    3,375,743
   2,000,000        Texas Utility Co. Project, Collateralized, FGIC Insured, 7.75%, 04/01/16 .................        2,072,040
   9,900,000    San Antonio Electric & Gas System Revenue, Series A, FGIC Insured, Pre-Refunded, 8.00%, 02/01/16     10,946,628
   5,200,000    San Antonio Water Revenue, Refunding, MBIA Insured, 6.50%, 05/15/10 ..........................        5,488,756
   2,500,000    San Patricio County COP, MBIA Insured, 6.60%, 04/01/07 .......................................        2,681,125
   1,110,000    Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding,
                 Series A, MBIA Insured, 6.40%, 01/01/22 .....................................................        1,098,722
   1,170,000    Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured,
                 6.40%, 01/01/24 .............................................................................        1,183,408
  10,115,000    Tarrant County HFC, SFMR, GNMA Secured, Series A, 8.00%, 07/01/21 ............................       10,720,484
                Texas Health Facilities Development Corp. Hospital Revenue,
   2,500,000        Refunding, All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.25%, 08/15/22 .......        2,555,550
   4,885,000        Refunding, All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.375%, 08/15/23 ......        5,024,125
   2,000,000        Refunding, Cook-Fort Worth Medical Center Project, FGIC Insured, Pre-Refunded,
                     8.125%, 06/01/18 ........................................................................        2,237,500
                Texas State Turnpike Authority Revenue,
     100,000        Dallas North Tollway, AMBAC Insured, Pre-Refunded, 7.125%, 01/01/15 ......................          110,544
      50,000        Dallas North Tollway, FGIC Insured, 7.125%, 01/01/15 .....................................           53,096
   5,995,000    Texas Water Resources Financial Authority Revenue, AMBAC Insured, 7.50%, 08/15/13 ............        6,428,019
   4,245,000    Travis County HFC, SFMR, GNMA Secured, 8.20%, 04/01/22 .......................................        4,394,297
     100,000    Trinity River Authority, Waste Water System Revenue, AMBAC Insured, Pre-Refunded,
                 7.10%, 08/01/16 .............................................................................          111,785
   1,965,000    Webb County, Limited Tax GO, CGIC Insured, Pre-Refunded, 7.25%, 02/15/09 .....................        2,151,813
                                                                                                                  --------------
                                                                                                                    164,336,908
                                                                                                                  --------------
                Utah  3.0%
   6,250,000    Emery County PCR, Refunding, Series A, AMBAC Insured, 5.65%, 11/01/23 ........................        5,929,500
                Intermountain Power Agency, Special Obligation,
   7,500,000        Refunding, Second Crossover Series 1986-C, FGIC Insured, 7.25%, 07/01/17 .................        7,825,425
   6,230,000        Refunding, Fifth Crossover Series, FGIC Insured, 7.00%, 07/01/15 .........................        6,549,599
                Intermountain Power Agency, Power Supply Revenue,
   4,000,000        Refunding, Series 1985, AMBAC Insured, 6.00%, 07/01/21 ...................................        3,999,400
   2,000,000        Refunding, Series 1987-C, AMBAC Insured, Pre-Refunded, 8.375%, 07/01/12 ..................        2,187,980
   6,300,000        Refunding, Series 1987-D, AMBAC Insured, 8.375%, 07/01/12 ................................        6,840,918
   3,350,000    Layton City Municipal Building Facilities Authority Revenue, BIG Insured, Pre-Refunded,
                 7.25%, 08/01/10 .............................................................................        3,609,525
   5,000,000    Provo City Energy System Revenue, Series A, FGIC Insured, Pre-Refunded, 7.625%, 11/01/12 .....        5,625,700

                Utah (cont.)
   $  40,000    Provo Electric System Revenue, Refunding, Series 1984-A, AMBAC Insured, ETM 09/15/00, 10.375%,
                 09/15/15 ....................................................................................         $ 57,459
       5,000    Salt Lake County Water Conservancy District Revenue, Series A, MBIA Insured,
                 ETM 10/01/02, 10.875%, 10/01/02 .............................................................            6,069
   1,080,000    Utah State Board of Regents, Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ..        1,114,128
     660,000    Utah State Municipal Finance Corp., Local Government Revenue, St. George Water, FGIC Insured,
                 Pre-Refunded, 6.90%, 06/01/08 ...............................................................          744,348
   2,935,000    Washington County Water Conservancy District, MBIA Insured, 8.20%, 02/01/18 ..................        3,178,370
                Weber County Municipal Building Authority, Lease Revenue,
     825,000        CGIC Insured, Pre-Refunded, 7.20%, 06/01/05 ..............................................          906,683
     875,000        CGIC Insured, Pre-Refunded, 7.20%, 06/01/06 ..............................................          961,634
     950,000       CGIC Insured, Pre-Refunded, 7.20%, 06/01/07 ...............................................        1,044,060
                                                                                                                  --------------
                                                                                                                     50,580,798
                                                                                                                  --------------
                Vermont  1.0%
                Burlington Electric System Revenue,
   1,000,000        Series 1986-A, MBIA Insured, 7.25%, 07/01/06 .............................................        1,042,480
   6,000,000        Series 1986-A, MBIA Insured, 7.375%, 07/01/12 ............................................        6,221,220
   2,205,000    State of Vermont, COP, MBIA Insured, 7.25%, 06/15/11 .........................................        2,382,458
   6,630,000    Vermont Home Mortgage, Series 1989-B, MBIA Insured, 7.60%, 12/01/24 ..........................        6,976,285
   1,000,000    Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ..........................        1,023,110
                                                                                                                  --------------
                                                                                                                     17,645,553
                                                                                                                  --------------
                Virginia  .6%
   4,500,000    Chesapeake Bay Bridge and Tunnel Commission, District Revenue, Refunding, General Resolution,
                 MBIA Insured, 5.75%, 07/01/25 ...............................................................        4,374,630
   5,000,000    Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured,
                 6.00%, 06/01/12 .............................................................................        5,118,650
   1,000,000    Danville IDA, Danville Regional Medical Center, FGIC Insured, 6.50%, 10/01/24 ................        1,048,240
      85,000    Southeastern Public Service Authority Revenue, Refunding, Senior Regional Waste System,
                 BIG Insured, Pre-Refunded, 7.00%, 07/01/13 ..................................................           94,602
                                                                                                                  --------------
                                                                                                                     10,636,122
                                                                                                                  --------------
                Washington  9.6%
                Benton County PUD No. 1, Electric Revenue,
   5,700,000        Refunding, AMBAC Insured, 6.75%, 11/01/11 ................................................        6,039,662
     400,000        Refunding, AMBAC Insured, Pre-Refunded, 9.375%, 11/01/04 .................................          407,395
   1,600,000    Benton County School District No. 400, Richland, AMBAC Insured, Pre-Refunded, 7.875%, 12/01/00        1,677,855
   2,000,000    Clallam County PUD No. 1, Revenue, Refunding, AMBAC Insured, 6.50%, 01/01/08 .................        2,160,979
     900,000    Douglas County Public Utility, MBIA Insured, 6.00%, 01/01/15 .................................          908,000
     850,000    Everett COP, Series A, AMBAC Insured, 7.25%, 04/01/09 ........................................          920,898
   2,000,000    Grant County PUD No. 2, Wanapum Hydro-Electric Revenue, Series B, AMBAC Insured,
                 6.75%, 01/01/23 .............................................................................        2,099,559
   2,245,000    Grays Harbor County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 7.10%, 01/01/06 .        2,378,172
   1,500,000    King County Public Hospital District No. 001, Hospital Facilities Revenue, Valley Medical Center,
                 AMBAC Insured, 7.25%, 09/01/15 ..............................................................        1,649,100
   3,375,000    King County School District No. 411, Issaquah, Refunding, AMBAC Insured, 6.50%, 12/01/09 .....        3,580,132
   1,015,000    Kitsap County School District No. 100-C, Refunding, MBIA Insured, 6.60%, 12/01/08 ............        1,101,619
   2,105,000    Kittitas County School District No. 404, AMBAC Insured, 6.80%, 12/01/11 ......................        2,276,451
   1,040,000    Mason County School District No. 402, Pioneer, MBIA Insured, 6.60%, 12/01/11 .................        1,124,229

                Washington (cont.)
                Seatac Storm Water Revenue,
  $  490,000        MBIA Insured, 5.40%, 12/01/00 ............................................................        $ 502,969
     570,000        MBIA Insured, 5.75%, 12/01/03 ............................................................          596,561
   2,890,000        MBIA Insured, 6.50%, 12/01/13 ............................................................        3,039,614
                Seattle Metropolitan Sewer System Revenue,
   3,000,000        Series S, AMBAC Insured, Pre-Refunded, 7.375%, 01/01/30 ..................................        3,269,609
   6,000,000        Series W, MBIA Insured, 6.30%, 01/01/33 ..................................................        6,113,519
                Snohomish County PUD No. 1, Electric Revenue,
   4,250,000        Generation System, FGIC Insured, ETM 01/01/13, 6.65%, 01/01/16 ...........................        4,682,819
  15,950,000        Generation System, Series 1986-A, BIG Insured, Pre-Refunded, 7.375%, 01/01/19 ............       16,957,881
   9,000,000        Refunding, BIG Insured, Pre-Refunded, 8.00%, 01/01/15 ....................................        9,636,660
   5,000,000    Spokane Public Facilities District, Hotel, Motel and Sales Use Tax Revenue, Multi-Purpose Arena
                 Project, AMBAC Insured, 6.50%, 01/01/18 .....................................................        5,197,800
  14,000,000    Spokane Regional Solid Waste Management System Revenue, Series B, AMBAC Insured,
                 Pre-Refunded, 7.625%, 01/01/11 ..............................................................       15,690,640
                Tacoma Electric System Revenue,
   6,000,000        AMBAC Insured, Pre-Refunded, 8.00%, 01/01/11 .............................................        6,617,160
     500,000        Refunding, AMBAC Insured, 6.25%, 01/01/11 ................................................          516,630
   6,190,000        Refunding, FGIC Insured, 6.25%, 01/01/15 .................................................        6,359,854
   1,305,000    Thurston and Pierce Counties, Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ....        1,395,841
                Washington Public Power Supply System, Nuclear Project No. 1 Revenue,
     500,000        Refunding, Series A, MBIA Insured, 6.25%, 07/01/17 .......................................          503,310
   4,420,000        Refunding, Series B, FGIC Insured, 7.25%, 07/01/12 .......................................        4,836,718
   2,500,000        Refunding, Series C, FGIC Insured, 7.75%, 07/01/08 .......................................        2,839,575
   3,665,000        Series A, MBIA Insured, Pre-Refunded, 7.50%, 07/01/15 ....................................        4,065,823
   5,000,000    Washington Public Power Supply System Revenue, Nuclear Project No. 2, Refunding, Series B,
                 FGIC Insured, Pre-Refunded, 7.375%, 07/01/12 ................................................        5,720,300
     100,000    Washington Public Power Supply System Revenue, Nuclear Project No. 3, Refunding, Series A,
                 BIG Insured, Pre-Refunded, 7.25%, 07/01/16 ..................................................          111,980
   2,915,000    Washington State, HFA, Series A, GNMA Secured, 7.70%, 07/01/32 ...............................        3,032,387
                Washington State Health Care Facilities Authority Revenue,
     250,000        Empire Health Services, Spokane, MBIA Insured, 5.80%, 11/01/10 ...........................          250,978
   1,000,000        Franciscan Health System, BIG Insured, Pre-Refunded, 7.70%, 01/01/13 .....................        1,087,890
   1,000,000        Harrison Memorial Hospital, AMBAC Insured, 5.40%, 08/15/23 ...............................          909,090
   5,000,000        Mason Medical Center, MBIA Insured, 8.00%, 07/01/15 ......................................        5,361,300
   6,000,000        Refunding, Franciscan Health System, BIG Insured, Pre-Refunded, 7.60%, 01/01/08 ..........        6,514,200
   3,250,000        Swedish Hospital Medical Center, AMBAC Insured, 6.30%, 11/15/22 ..........................        3,303,983
                Western Washington University Revenue,
   3,000,000        Housing and Dining System, MBIA Insured, 6.375%, 10/01/22 ................................        3,083,970
   1,050,000        Refunding, Housing and Dining System, MBIA Insured, 6.70%, 10/01/11 ......................        1,099,350
   3,500,000        Refunding, Housing and Dining System, MBIA Insured, 6.375%, 10/01/21 .....................        3,571,085
   6,130,000        Refunding, Housing and Dining System, MBIA Insured, 6.40%, 10/01/24 ......................        6,340,933
   2,000,000    Whatcom County School District No. 501, Bellingham, FGIC Insured, 6.125%, 12/01/13 ...........        2,042,900
     350,000    Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 06/01/19 ...........          357,133
                                                                                                                  --------------
                                                                                                                    161,934,513
                                                                                                                  --------------
                West Virginia  2.3%
  11,560,000    Harrison County, Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
                 AMBAC Insured, 6.75%, 08/01/24 ..............................................................       12,132,220
   1,000,000    Monongalia County Building Community Hospital Revenue, Refunding, Monongalia General Hospital,
                 Series B, MBIA Insured, 6.50%, 07/01/17 .....................................................        1,032,040

                West Virginia (cont.)
                Parkersburg Waterworks Revenue,
 $ 1,370,000        Refunding, MBIA Insured, 6.30%, 09/01/14 .................................................     $  1,417,183
   1,880,000        Refunding, MBIA Insured, 6.375%, 09/01/19 ................................................        1,948,338
   1,000,000        Refunding, MBIA Insured, Pre-Refunded, 7.60%, 09/01/19 ...................................        1,038,250
                South Charleston Hospital Revenue,
   3,060,000        Refunding, Herbert J. Thomas Memorial Hospital, BIG Insured, Pre-Refunded, 8.00%, 10/01/04        3,442,469
   2,400,000        Refunding, Herbert J. Thomas Memorial Hospital, BIG Insured, Pre-Refunded, 8.00%, 10/01/10        2,699,976
   1,000,000    West Virginia Resource & Recovery, Solid Waste Disposal System Authority Revenue, BIG Insured,
                 Pre-Refunded, 8.25%, 06/01/09 ...............................................................        1,051,510
                West Virginia School Building Authority Revenue,
     300,000        Capital Improvement, Series B, MBIA Insured, 6.75%, 07/01/17 .............................          313,770
     100,000        Series A, MBIA Insured, Pre-Refunded, 7.25%, 07/01/15 ....................................          113,868
   2,000,000    West Virginia State HDA, SFMR, MBIA Insured, 7.40%, 11/01/11 .................................        2,081,260
                West Virginia State Hospital Finance Authority Revenue,
   2,000,000        Monongalia General Hospital Project, BIG Insured, Pre-Refunded, 8.60%, 07/01/17 ..........        2,158,600
   1,000,000        West Virginia University Hospitals, Inc., MBIA Insured, Pre-Refunded, 7.20%, 06/01/16 ....        1,044,190
   2,250,000    West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 04/01/12 ............        2,285,865
                West Virginia State Water Development Authority Revenue,
   3,000,000        Loan Program II, Series B, CGIC Insured, Pre-Refunded, 7.50%, 11/01/29 ...................        3,411,570
   2,750,000       Refunding, Loan Program, Series A, CGIC Insured, 7.00%, 11/01/25 ..........................        2,958,615
                                                                                                                  --------------
                                                                                                                     39,129,724
                                                                                                                  --------------
                Wisconsin  1.1%
     500,000    Holmen School District, Series A, AMBAC Insured, 6.25%, 10/01/10 .............................          531,005
                Lake County School District GO,
     850,000        Refunding, AMBAC Insured, 6.35%, 04/01/11 ................................................          874,608
     900,000        Refunding, AMBAC Insured, 6.35%, 04/01/12 ................................................          926,055
   1,970,000    Sturgeon Bay, Combined Utilities Mortgage Revenue, Refunding, AMBAC Insured, 5.20%, 01/01/10 .        1,876,149
   3,000,000    Superior Limited Obligation Revenue, Refunding, Midwest Energy Resources, Series E, FGIC Insured,
                 6.90%, 08/01/21 .............................................................................        3,391,110
                Wisconsin Health Educational Revenue,
   1,965,000        Community Provider Program, Series A, CGIC Insured, 7.50%, 01/15/04 ......................        2,158,513
   2,000,000        Series A, CGIC Insured, 7.50%, 01/15/09 ..................................................        2,158,100
                Wisconsin Health Facilities Authority Revenue,
     105,000        Franciscan Health Care, Inc., MBIA Insured, Pre-Refunded, 8.875%, 12/01/10 ...............          108,350
   2,000,000        Meriter Hospital, Inc., FGIC Insured, Pre-Refunded, 8.375%, 12/01/09 .....................        2,218,140
   4,000,000        Milwaukee Psychiatric Hospital, MBIA Insured, 7.30%, 04/01/12 ............................        4,199,240
     100,000    Wisconsin Public Power, Inc., Power Supply System Revenue, Series A, AMBAC Insured,
                 Pre-Refunded, 7.40%, 07/01/20 ...............................................................          114,513
     500,000    Wisconsin State Health and Educational Facilities Authority Revenue, Refunding, Series AA,
                 MBIA Insured, 6.25%, 06/01/20 ...............................................................          505,295
                                                                                                                  --------------
                                                                                                                     19,061,078
                                                                                                                  --------------
                Wyoming  .9%
     500,000    Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA Insured,
                 5.90%, 01/01/16 .............................................................................          500,305
     835,000     Lincoln City, PCR, Refunding, Pacificorp Projects, AMBAC Insured, 5.625%, 11/01/21 ...........         775,197
   1,735,000    Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
                 6.00%, 09/15/24 .............................................................................        1,713,816
   2,245,000    University Facilities Revenues, MBIA Insured, 7.10%, 06/01/10 ................................        2,434,478
   1,525,000    Worland GO, Refunding, AMBAC Insured, 5.30%, 06/01/12 ........................................        1,432,982

                Wyoming (cont.)
 $ 6,750,000    Wyoming CDA, AMBAC Insured, 6.00%, 06/01/23 ..................................................     $  6,485,265
   2,000,000    Wyoming Municipal Power Agency, Power Supply System Revenue, Refunding, Series A,
                 MBIA Insured, 6.125%, 01/01/16 ..............................................................        2,025,979
                                                                                                                  --------------
                                                                                                                     15,368,022
                                                                                                                  --------------
                      Total Long Term Investments (Cost $1,547,022,828) ......................................    1,650,893,154
                                                                                                                  --------------
               eShort Term Investments 1.2%
   1,000,000    California PCFA, PCR, Southern California Edison, Series A,
                Daily VRDN and Put, 3.45%, 02/28/08 1,000,000
   2,500,000    Grand Rapids, Michigan Water Supply System Revenue, Daily VRDN and Put, 3.35%, 01/01/20 ......        2,500,000
   9,400,000    Jacksonville PCR, Florida Power and Light Co. Project, Daily VRDN and Put, 3.35%, 05/01/29 ...        9,400,000
   1,000,000    Maricopa County IDA, Samaritan Health Service Hospital, Series B, Daily VRDN and Put,
                 3.45%, 12/01/08 .............................................................................        1,000,000
     300,000    Massachusetts State GO, Series B, Daily VRDN and Put, 3.20%, 12/01/97 ........................          300,000
     900,000    New York City Municipal Water Finance Authority, Water and Sewer System Revenue, Series G,
                 Daily VRDN and Put, 3.35%, 06/15/24 .........................................................          900,000
   2,500,000    New York GO, Subseries A-5, Daily VRDN and Put, 3.35%, 08/01/15 ..............................        2,500,000
   2,700,000    New York State Energy Research and Development Authority, PCR, Niagara Mohawk Power,
                 Series A, Daily VRDN and Put, 3.50%, 07/1/15 ................................................        2,700,000
                                                                                                                  --------------
                      Total Short Term Investments (Cost $20,300,000) ........................................       20,300,000
                                                                                                                  --------------
                          Total Investments (Cost $1,567,322,828)  98.8% .....................................    1,671,193,154
                          Other Assets and Liabilities, Net  1.2% ............................................       20,386,217
                                                                                                                  --------------
                          Net Assets  100.0% .................................................................   $1,691,579,371
                                                                                                                  ==============



                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,567,322,828 was as follows:
                            Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...............................................................   $  107,493,388
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ...............................................................       (3,623,062)
                                                                                                                  --------------
                  Net unrealized appreciation ................................................................   $  103,870,326
                                                                                                                  ==============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Agency
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HDC      - Housing Development Corp.
HFA      - Housing Finance Agency/Authority
HFAR     - Housing Finance Agency Revenue
HFC      - Housing Finance Corp.
HMR      - Housing Mortgage Revenue
IDA      - Industrial Development Authority
IDAR     - Industrial Development Authority Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency
RDAR     - Redevelopment Agency Revenue
RMR      - Residential Mortgage Revenue
SFMR     - Single Family Mortgage Revenue


dSee Note 1(g) regarding securities issued on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

gSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.


FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995
(unaudited)


     Face                                                                                                              Value
    Amount      Franklin Massachusetts Insured Tax-Free Income Fund                                                  (Note 1)
                Long Term Investments  98.5%...................................................................
  $2,700,000    Ashburnham & Westminister, Regional School District, MBIA Insured, 6.00%, 12/15/13 ............     $ 2,716,146
                Attleboro Municipal Purpose GO,
   1,045,000        AMBAC Insured, 6.00%, 07/01/11 ............................................................       1,072,504
   1,045,000        AMBAC Insured, 6.00%, 07/01/12 ............................................................       1,064,040
     685,000        AMBAC Insured, 6.00%, 07/01/13 ............................................................         694,727
     755,000        AMBAC Insured, 6.00%, 07/01/14 ............................................................         762,701
                Blackstone-Milville School District,
     705,000        AMBAC Insured, 6.50%, 05/01/08 ............................................................         758,524
     750,000        AMBAC Insured, 6.50%, 05/01/09 ............................................................         802,095
     795,000        AMBAC Insured, 6.50%, 05/01/10 ............................................................         842,350
   6,000,000    Boston GO, AMBAC Insured, Pre-Refunded, 7.375%, 08/01/04 ......................................       6,365,040
                Boston Water and Sewage Commission, General Revenue,
   3,000,000        Series 1988-A, BIG Insured, 7.25%, 11/01/06 ...............................................       3,281,640
   1,400,000       gSeries 1989-A, Pre-Refunded, 7.10%, 11/01/19 ..............................................       1,568,140
   1,095,000    Central Berkshire GO, School District, MBIA Insured, 7.25%, 06/01/08 ..........................       1,203,799
   2,000,000    Fall River School Project, MBIA Insured, 7.20%, 06/01/10 ......................................       2,207,980
   1,650,000    Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A, GNMA
                 Secured, 6.65%, 02/20/32 .....................................................................       1,662,062
                Greenfield GO,
     500,000        MBIA Insured, 6.50%, 10/15/08 .............................................................         537,385
     500,000        MBIA Insured, 6.50%, 10/15/09 .............................................................         537,655
   1,000,000    Holyoke GO, School Project Loans, MBIA Insured, 8.05%, 06/15/04 ...............................       1,205,830
                Hudson GO,
     250,000        MBIA Insured, 6.00%, 05/15/13 .............................................................         253,718
     240,000        MBIA Insured, 6.00%, 05/15/14 .............................................................         242,616
                Lenox GO, Refunding,
   1,000,000        AMBAC Insured, 6.60%, 10/15/11 ............................................................       1,063,060
     500,000        AMBAC Insured, 6.625%, 10/15/15 ...........................................................         527,340
     450,000    Leominster GO, Series 1990, MBIA Insured, Pre-Refunded, 7.50%, 04/01/09 .......................         514,530
                Ludlow GO,
     210,000        School Project, Limited Tax, MBIA Insured, 7.30%, 11/01/07 ................................         247,678
     210,000        School Project, Limited Tax, MBIA Insured, 7.30%, 11/01/08 ................................         247,647
     210,000        School Project, Limited Tax, MBIA Insured, 7.40%, 11/01/09 ................................         248,409
   4,000,000    Lynn Water and Sewer General Revenue, Series 1990-A, MBIA Insured, Pre-Refunded, 7.25%,
                 12/01/10 .....................................................................................       4,591,280
   2,000,000    Mansfield GO, AMBAC Insured, 6.70%, 01/15/11 ..................................................       2,121,800
                Martha's Vineyard, Regional High School District No. 100,
     830,000        AMBAC Insured, 6.55%, 12/15/10 ............................................................         897,346
     725,000        AMBAC Insured, 6.60%, 12/15/11 ............................................................         780,528
     880,000        AMBAC Insured, 6.65%, 12/15/12 ............................................................         947,232
     210,000        AMBAC Insured, 6.70%, 12/15/14 ............................................................         226,002
     500,000    Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 ......................................         524,795
                Massachusetts Bay Transportation Authority,
   2,500,000        COP, BIG Insured, 7.75%, 01/15/06 .........................................................       2,328,575
   3,000,000       gGeneral Transportation System, Series 1988-A, Pre-Refunded, 7.75%, 03/01/13 ...............       3,310,530
   2,500,000        Refunding, Series B, CGIC Insured, 5.50%, 03/01/21 ........................................       2,992,125
   2,535,000    Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 01/01/09      2,642,509
                Massachusetts GO,
   1,000,000        Commonwealth, Series A, FGIC Insured, Pre-Refunded, 7.25%, 03/01/09 .......................       1,131,320
     800,000        Commonwealth, Series C, AMBAC Insured, 6.75%, 08/01/09 ....................................         866,464
   1,000,000        Commonwealth, Series C, CGIC Insured, Pre-Refunded, 7.00%, 12/01/10 .......................       1,120,320
   4,000,000        Refunding, Series A, AMBAC Insured, 6.50%, 08/01/11 .......................................       4,219,320
   2,000,000        Refunding, Series B, MBIA Insured, 6.50%, 08/01/11 ........................................       2,109,660
                Massachusetts Health & Educational Facilities Authority Revenue,
  $1,500,000        Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 07/01/15 ..............     $ 1,518,705
   2,000,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 7.50%, 10/01/08 ............       2,223,320
   1,500,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 ............       1,609,020
   5,500,000        Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ..........................       5,504,345
   1,900,000        Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 07/01/13 ...............       2,061,443
   4,000,000        Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 07/01/19 ............       4,486,160
   2,250,000        Boston College, Series J, FGIC Insured, 6.625%, 07/01/21 ..................................       2,368,013
     500,000        Brigham & Women's Hospital, Series C, MBIA Insured, 7.00%, 06/01/18 .......................         537,520
   2,500,000        Cape Cod Health System, Series A, Connie Lee Insured, 5.625%, 11/15/23 ....................       2,353,625
   2,200,000        Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ..................       2,248,818
   1,000,000        Community College Program, Series A, Connie Lee Insured, 6.50%, 10/01/09 ..................       1,054,540
   3,250,000        Community College Program, Series A, Connie Lee Insured, 6.60%, 10/01/22 ..................       3,377,758
   5,250,000        Fallon Healthcare System, Series A, CGIC Insured, 6.875%, 06/01/11 ........................       5,682,705
   7,550,000        Fallon Healthcare System, Series A, CGIC Insured, 6.75%, 06/01/20 .........................       7,971,819
     600,000        Fallon Healthcare System, Series A, CGIC Insured, 6.00%, 06/01/21 .........................         600,300
   3,490,000        Lahey Clinic Medical Center, Series A, MBIA Insured, Pre-Refunded, 7.625%, 07/01/18 .......       3,871,422
   8,965,000        Massachusetts General Hospital, AMBAC Insured, 6.25%, 07/01/20 ............................       9,148,514
   2,500,000        Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 07/01/15 .......       2,523,725
   1,280,000        McLean Hospital, Series C, FGIC Insured, 6.625%, 07/01/15 .................................       1,357,402
   3,000,000        Metro West Health, Inc., Series C, AMBAC Insured, 6.40%, 11/15/11 .........................       3,159,270
   3,500,000        Metro West Health, Inc., Series C, AMBAC Insured, 6.50%, 11/15/18 .........................       3,669,715
     550,000        Metro West Health, Inc., Refunding, Series C, AMBAC Insured, 6.30%, 11/15/12 ..............         571,302
   5,400,000        Milton Hospital, Series B, MBIA Insured, 7.00%, 07/01/16 ..................................       5,881,356
   6,000,000        Mt. Auburn Hospital, Series 1988-A, MBIA Insured, Pre-Refunded, 7.875%, 07/01/18 ..........       6,669,720
   6,500,000        Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 08/15/24 ............................       6,649,240
   1,895,000        New England Medical Center Hospitals, Series D, AMBAC Insured, 6.875%, 04/01/22 ...........       2,034,112
   1,000,000        New England Medical Center Hospitals, Series D, BIG Insured, Pre-Refunded, 7.20%, 07/01/10        1,046,910
   1,000,000        New England Medical Center Hospitals, Series F, FGIC Insured, 6.50%, 07/01/12 .............       1,049,090
   8,925,000        New England Medical Center Hospitals, Series F, FGIC Insured, 6.625%, 07/01/25 ............       9,345,189
   5,000,000        Newton-Wellesley Hospital, Series C, BIG Insured, 8.00%, 07/01/18 .........................       5,525,150
   4,030,000        Newton-Wellesley Hospital, Series D, MBIA Insured, 7.00%, 07/01/15 ........................       4,396,448
     250,000       dNewton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 07/01/25 ........................         248,940
   1,250,000        Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ........................       1,374,638
   3,900,000        Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..........................       4,115,046
   5,750,000        Salem Hospital, Series 1987-A, MBIA Insured, Pre-Refunded, 7.25%, 07/01/09 ................       6,074,300
   4,000,000       gSt. Elizabeth's Hospital of Boston, Series B, FHA Mortgage Insured, Pre-Refunded, 7.75%,
                     08/01/27 .................................................................................       4,342,280
   6,200,000        St. Luke's Hospital, New Bedford, Series B, AMBAC Insured, Pre-Refunded, 7.75%, 07/01/13 ..       6,718,940
     890,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.55%, 07/01/12 .....................         945,572
   3,000,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 07/01/20 .....................       3,163,530
   1,025,000        Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 07/01/10 .................       1,184,777
     515,000        Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 07/01/20 .................         596,385
   3,250,000        Suffolk University, Series B, Connie Lee Insured, 6.35%, 07/01/22 .........................       3,291,178
   1,500,000        University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 07/01/19 ................       1,652,190
   1,820,000        Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 04/01/10 .       2,073,526
   3,000,000        Wheaton College, Series B, CGIC Insured, 7.25%, 07/01/19 ..................................       3,359,400
   2,750,000        Worcester Polytech Institute, MBIA Insured, 6.625%, 09/01/17 ..............................       2,918,960
   4,395,000    Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Series D,
                 MBIA Insured, 6.125%, 07/01/19 ...............................................................       4,431,742
     430,000    Massachusetts State HFA, MFHR, Section 8 Assisted, Series
                1979-A, ETM 04/01/19, 7.00%, 04/01/21 485,831

                Massachusetts State HFA, Housing Revenue,
  $2,700,000        MFHR, Series 1985-A, MBIA Insured, 9.25%, 12/01/14 ........................................     $ 2,796,174
     110,000        Series 1985-A, FGIC Insured, 9.50%, 12/01/16 ..............................................         113,599
   1,735,000        Series 1986-A, MBIA Insured, 7.50%, 12/01/06 ..............................................       1,803,133
   1,975,000        Series 1988-8, BIG Insured, 7.70%, 06/01/17 ...............................................       2,071,439
     105,000        SFHR, Series 1985-1, FGIC Insured, 9.375%, 06/01/12 .......................................         107,973
   1,300,000        SFHR, Series 1986-2, FGIC Insured, 8.25%, 06/01/14 ........................................       1,337,167
   1,500,000        SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 ............................................       1,566,150
                Massachusetts State Industrial Finance Agency Revenue,
     750,000        Babson College, Series A, MBIA Insured, 6.375%, 10/01/09 ..................................         789,765
   3,105,000        Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ...................................       3,247,520
   7,075,000        Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ..............................       7,492,779
   2,010,000        Combined Jewish Philanthropies, AMBAC Insured, Series A, 6.375%, 02/01/15 .................       2,095,988
   1,000,000        Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 09/01/19 .....................       1,123,880
   5,200,000    Massachusetts State Port Authority Revenue, Series A, FGIC Insured, 7.50%, 07/01/20 ...........       5,726,136
                Melrose Municipal Purpose GO,
     200,000        MBIA Insured, 6.00%, 08/15/11 .............................................................         204,500
     200,000        MBIA Insured, 6.05%, 08/15/12 .............................................................         204,488
     200,000        MBIA Insured, 6.10%, 08/15/13 .............................................................         204,476
     200,000        MBIA Insured, 6.10%, 08/15/14 .............................................................         204,476
                Millis School Project, GO,
     270,000        Unlimited Tax, AMBAC Insured, 7.40%, 05/01/06 .............................................         299,336
     270,000        Unlimited Tax, AMBAC Insured, 7.40%, 05/01/07 .............................................         298,744
     270,000        Unlimited Tax, AMBAC Insured, 7.40%, 05/01/08 .............................................         298,153
     270,000        Unlimited Tax, AMBAC Insured, 7.40%, 05/01/09 .............................................         301,242
                Norfolk GO,
     450,000        AMBAC Insured, 6.00%, 01/15/10 ............................................................         458,996
     425,000        AMBAC Insured, 6.00%, 01/15/11 ............................................................         431,957
     375,000        AMBAC Insured, 6.00%, 01/15/12 ............................................................         379,785
     300,000        AMBAC Insured, 6.00%, 01/15/13 ............................................................         303,828
     300,000    North Andover Municipal Purpose, Limited Tax, MBIA Insured, 7.40%, 09/15/09 ...................         337,671
                North Attleborough GO,
     125,000        Limited Tax, AMBAC Insured, Pre-Refunded, 7.05%, 06/01/06 .................................         141,045
     125,000        Limited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 06/01/07 .................................         141,310
     125,000        Limited Tax, AMBAC Insured, Pre-Refunded, 7.15%, 06/01/08 .................................         141,574
     125,000        Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 06/01/09 .................................         141,839
   1,500,000    Palmer GO, Refunding, MBIA Insured, 5.50%, 10/01/10 ...........................................       1,466,880
                Peabody GO,
     500,000        Electric Light, AMBAC Insured, 6.75%, 08/01/05 ............................................         549,545
     750,000        Electric Light, AMBAC Insured, 6.85%, 08/01/06 ............................................         824,063
     500,000        Electric Light, AMBAC Insured, 6.90%, 08/01/07 ............................................         547,955
     555,000        Electric Light, AMBAC Insured, 6.95%, 08/01/08 ............................................         608,136
   1,000,000    Puerto Rico Commonwealth, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 07/01/09 .....       1,127,320
                Puerto Rico HFC, SFMR,
   2,565,000        Portfolio No. 1, Series 1988-A, GNMA Secured, 7.80%, 10/15/21 .............................       2,681,708
     860,000        Portfolio No. 1, Series 1988-B, GNMA Secured, 7.65%, 10/15/22 .............................         908,607
                Quabbin Regional School District, GO,
     275,000        AMBAC Insured, 7.00%, 06/15/04 ............................................................         302,682
     275,000        AMBAC Insured, 7.00%, 06/15/05 ............................................................         301,447
     275,000        AMBAC Insured, 7.00%, 06/15/06 ............................................................         300,834
     275,000        AMBAC Insured, 7.00%, 06/15/07 ............................................................         300,220
     275,000        AMBAC Insured, 7.00%, 06/15/08 ............................................................         300,220
     250,000        AMBAC Insured, 7.00%, 06/15/09 ............................................................         275,838
                Quincy Revenue, Quincy City Hospital, FHA Mortgage Insured,
  $1,500,000        Series A, Pre-Refunded, 7.75%, 01/15/06 ...................................................     $ 1,579,155
   3,475,000        Series A, Pre-Refunded, 7.875%, 01/15/16 ..................................................       3,662,025
                Rochester School GO,
     150,000        Lot B, MBIA Insured, 7.30%, 04/01/04 ......................................................         165,065
     150,000        Lot B, MBIA Insured, 7.30%, 04/01/05 ......................................................         164,544
     150,000        Lot B, MBIA Insured, 7.30%, 04/01/06 ......................................................         164,286
     150,000        Lot B, MBIA Insured, 7.30%, 04/01/07 ......................................................         164,027
     150,000        Lot B, MBIA Insured, 7.30%, 04/01/08 ......................................................         163,769
     120,000        Lot B, MBIA Insured, 7.30%, 04/01/09 ......................................................         132,094
                Salem GO,
     425,000        AMBAC Insured, 6.70%, 08/15/05 ............................................................         463,943
     500,000        AMBAC Insured, 6.80%, 08/15/07 ............................................................         547,000
     470,000        MBIA Insured, 5.20%, 07/15/11 .............................................................         442,369
     470,000        MBIA Insured, 5.20%, 07/15/12 .............................................................         438,924
   3,000,000    Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ...........       3,222,930
                South Essex Sewer District,
     330,000        AMBAC Insured, 6.25%, 11/01/11 ............................................................         345,002
   2,800,000        Series B, MBIA Insured, 7.00%, 06/01/24 ...................................................       3,043,292
   2,375,000    Southbridge GO, AMBAC Insured, 6.375%, 01/01/12 ...............................................       2,452,805
                Tyngsborough GO,
     600,000        School Project Loan, AMBAC Insured, 6.90%, 05/15/09 .......................................         657,773
     600,000        School Project Loan, AMBAC Insured, 6.90%, 05/15/10 .......................................         656,219
   2,000,000    Westfield School District GO, AMBAC Insured, Pre-Refunded, 7.10%, 12/15/08 ....................       2,283,359
                Westford GO,
     800,000        FGIC Insured, Pre-Refunded, 7.60%, 10/15/10 ...............................................         928,735
   2,000,000        Refunding, AMBAC Insured, 5.45%, 10/15/10 .................................................       1,955,599
                Whately GO,
     215,000        AMBAC Insured, 6.20%, 01/15/07 ............................................................         228,037
     215,000        AMBAC Insured, 6.30%, 01/15/08 ............................................................         228,585
     200,000        AMBAC Insured, 6.40%, 01/15/10 ............................................................         212,143
                Whitman GO, Various Purpose Loan,
     250,000        MBIA Insured, Pre-Refunded, 7.60%, 06/15/04 ...............................................         263,334
     250,000        MBIA Insured, Pre-Refunded, 7.60%, 06/15/05 ...............................................         263,334
     150,000        MBIA Insured, Pre-Refunded, 7.60%, 06/15/06 ...............................................         158,000
   1,335,000    Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ..............................       1,349,777
                                                                                                                  --------------
                      Total Long Term Investments (Cost $271,349,599) .........................................     290,508,016
                                                                                                                  --------------
               eShort Term Investments  .3%
     600,000    Massachusetts State Updates, Series B, National Westminster Bank Plc., Daily VRDN and Put,
                 3.20%, 12/01/97 ..............................................................................         600,000
     200,000    Massachusetts State Updates, Series E, ABN AMRO Bank N. V., Daily VRDN and Put, 3.20%,
                 12/01/97 .....................................................................................         200,000
                                                                                                                  --------------
                     Total Short Term Investments (Cost $800,000)..............................................         800,000
                                                                                                                  --------------
                         Total Investments (Cost $272,149,599)  98.8% .........................................     291,308,016
                         Other Assets and Liabilities, Net  1.2% ..............................................       3,667,335
                                                                                                                  --------------
                         Net Assets  100.0% ...................................................................    $294,975,351
                                                                                                                  ==============


              At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $272,171,713 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................    $ 19,430,606
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................        (294,302)
                                                                                                                  --------------
                 Net unrealized appreciation ..................................................................    $ 19,136,304
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
SFHR     - Single Family Housing Revenue
SFMR     - Single Family Mortgage Revenue

dSee Note 1(g) regarding securities purchased on a when-issued basis.

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance puls accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

gSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.

The accompanying notes are an integral part of these financial statements.





FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995
(unaudited)


    Face                                                                                                              Value
   Amount       Franklin Michigan Insured Tax-Free Income Fund                                                      (Note 1)
                Investments  97.8%
 $ 1,325,000    Allegan Public School District GO, School Building and Site, AMBAC Insured, 5.875%, 05/01/18 .     $  1,325,464
   3,750,000    Allendale Public School District, MBIA Insured, 6.00%, 05/01/24 ..............................        3,758,400
   5,000,000    Anchor Bay School District GO, FGIC Insured, 5.55%, 05/01/19 .................................        4,705,150
                Bay City Electric Utility Revenue,
   3,100,000        AMBAC Insured, 6.60%, 01/01/12 ...........................................................        3,297,129
   2,000,000        Refunding, AMBAC Insured, Pre-Refunded, 7.30%, 01/01/05 ..................................        2,125,820
   1,135,000    Bay City GO, Refunding, AMBAC Insured, 5.20%, 09/01/12 .......................................        1,053,916
                Belding Area School,
     375,000        Series B, AMBAC Insured, 6.15%, 05/01/13 .................................................          382,009
     675,000        Series B, AMBAC Insured, 6.15%, 05/01/14 .................................................          685,328
   2,125,000    Berkley City School District, FGIC Insured, 6.00%, 01/01/19 ..................................        2,142,149
   1,450,000    Breckenridge Community School District, AMBAC Insured, 5.75%, 05/01/23 .......................        1,397,438
                Breitung Township School District,
   7,500,000        CGIC Insured, Pre-Refunded, 7.20%, 05/01/19 ..............................................        8,391,000
   2,935,000        MBIA Insured, 6.30%, 05/01/15 ............................................................        2,993,465
   5,250,000    Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 05/01/24 .......................        5,167,260
                Caledonia Community Schools,
   3,750,000        Refunding, AMBAC Insured, 6.625%, 05/01/14 ...............................................        3,939,600
  10,000,000        Refunding, AMBAC Insured, 5.50%, 05/01/22 ................................................        9,313,000
   1,290,000    Calhoun County, Western Calhoun County Sanitary Sewer System No. 1, Township of Emmett,
                 Refunding, AMBAC Insured, Pre-Refunded, 7.75%, 11/01/18 .....................................        1,425,811
     875,000    Calumet School District GO, Laurium and Keweenah Public Schools, CGIC Insured, 5.875%,
                 05/01/20 ....................................................................................          864,255
   3,875,000    Cedar Springs Public School District, MBIA Insured, 5.875%, 05/01/24 .........................        3,813,930
   5,000,000    Central Michigan University Revenue, MBIA Insured, Pre-Refunded, 7.90%, 10/01/15 .............        5,475,500
   2,250,000    Chelsea School District, FGIC Insured, 5.875%, 05/01/25 ......................................        2,207,970
                Chippewa Valley School District,
     500,000        BIG Insured, Pre-Refunded, 7.40%, 05/01/07 ...............................................          559,160
     500,000        BIG Insured, Pre-Refunded, 7.40%, 05/01/08 ...............................................          559,160
     500,000        BIG Insured, Pre-Refunded, 7.40%, 05/01/09 ...............................................          559,160
     500,000        BIG Insured, Pre-Refunded, 7.40%, 05/01/10 ...............................................          559,160
   1,225,000    Clinton Township Building Authority, Macomb County, Series A, AMBAC Insured, 5.875%, 11/01/17         1,210,680
                Coldwater Community Schools,
   1,100,000        MBIA Insured, 6.20%, 05/01/15 ............................................................        1,132,736
   1,700,000        MBIA Insured, 6.30%, 05/01/23 ............................................................        1,750,337
   3,000,000    Comstock Park Public Schools, Refunding, School Building and Site, FGIC Insured, 5.25%, 05/01/15      2,758,290
      65,000    Coopersville Area Public Schools, Counties of Ottawa and Muskegon, MBIA Insured, Pre-Refunded,
                 8.60%, 05/01/04 .............................................................................           68,921
   3,000,000    Dearborn EDC Revenue, Oakwood Hospital, Refunding, Series A, MBIA Insured, 5.25%, 08/15/14 ...        2,744,070
   4,400,000    Dearborn EDC Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.875%, 11/15/25 .....        4,293,300
  13,050,000    Detroit City Water Supply System Revenue, MBIA Insured, Pre-Refunded, 7.875%, 07/01/19 .......       14,580,635
                Detroit Sewage Disposal System Revenue,
   1,000,000        FGIC Insured, 6.625%, 07/01/21 ...........................................................        1,046,690
  10,300,000        FGIC Insured, Pre-Refunded, 7.125%, 07/01/19 .............................................       11,464,518
   3,500,000        FGIC Insured, Pre-Refunded, 7.25%, 07/01/20 ..............................................        3,993,605
   4,000,000        Refunding, BIG Insured, 7.00%, 07/01/09 ..................................................        4,172,440
     500,000        Refunding, BIG Insured, Pre-Refunded, 8.00%, 07/01/08 ....................................          544,205
   6,000,000    Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 05/01/09 ...........................        6,695,460
                Detroit Water Supply System Revenue,
   5,000,000        FGIC Insured, 6.25%, 07/01/12 ............................................................        5,174,000
   4,960,000        FGIC Insured, Pre-Refunded, 7.125%, 07/01/10 .............................................        5,632,824
                DeWitt Public Schools Building and Site,
  $  350,000        AMBAC Insured, Pre-Refunded, 6.60%, 05/01/15 .............................................        $ 391,311
     350,000        AMBAC Insured, Pre-Refunded, 6.60%, 05/01/16 .............................................          391,311
   1,050,000    Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 05/01/14 ..........................        1,024,023
   1,250,000    East Lansing Building Authority, GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 ...............        1,325,775
                Eastern Michigan University Revenue,
   1,000,000        Refunding, AMBAC Insured, 6.375%, 06/01/14 ...............................................        1,034,700
   2,105,000        Refunding, Residence Hall, FGIC Insured, 7.875%, 10/01/10 ................................        2,188,211
   4,500,000       gRefunding, Special Project, Student Fee, Pre-Refunded, 7.875%, 10/01/14 ..................        4,733,415
  10,140,000    Farmington Hills Hospital Finance Authority Revenue, Refunding, Botsford General Hospital,
                 Series A, MBIA Insured, 7.10%, 02/15/14 .....................................................       10,885,797
                Ferris State College Revenue,
   1,000,000        AMBAC Insured, 6.15%, 10/01/14 ...........................................................        1,024,820
   1,000,000        AMBAC Insured, 6.25%, 10/01/19 ...........................................................        1,028,520
   6,665,000    Flint Hospital Building Authority Revenue, Refunding, Hurley Medical Center, Series A,
                 BIG Insured, 7.75%, 07/01/00 ................................................................        6,977,389
                Fowlerville Community School District,
     645,000        Refunding, FGIC Insured, 5.50%, 05/01/13 .................................................          620,297
   2,150,000        Refunding, FGIC Insured, 5.75%, 05/01/20 .................................................        2,094,552
   4,425,000    Gaylord Community Schools, Refunding, MBIA Insured, 5.625%, 05/01/21 .........................        4,225,388
                Gerrish and Higgins School District, Building and Site,
   3,000,000        CGIC Insured, 6.40%, 05/01/12 ............................................................        3,129,810
   2,500,000        CGIC Insured, 6.50%, 05/01/17 ............................................................        2,613,925
   4,000,000    Gibraltar School District GO, CGIC Insured, Pre-Refunded, 7.00%, 05/01/15 ....................        4,368,240
                Gogebic - Iron Wastewater Authority, Wastewater Treatment System Revenue,
   1,015,000        Refunding, MBIA Insured, 5.95%, 01/01/15 .................................................        1,015,609
     500,000        Refunding, MBIA Insured, 6.05%, 01/01/25 .................................................          500,300
   6,250,000    Grand Haven Area Public Schools, Refunding, MBIA Insured, 6.05%, 05/01/14 ....................        6,331,438
  10,000,000    Grand Ledge Public School District, MBIA Insured, 6.60%, 05/01/24 ............................       10,506,500
     610,000    Grand Rapids Community College, MBIA Insured, 5.90%, 05/01/19 ................................          608,396
   7,500,000    Grand Rapids, Downtown, Devauth Tax Increment Revenue, MBIA Insured, 6.875%, 06/01/24 ........        8,118,000
   3,850,000    Grand Rapids Sewer System Revenue Improvement, Refunding, MBIA Insured, 6.00%, 01/01/20 ......        3,839,836
                Grand Rapids Water Supply System Revenue,
   2,500,000        FGIC Insured, 5.75%, 01/01/18 ............................................................        2,456,600
   5,375,000        FGIC Insured, Pre-Refunded, 7.25%, 01/01/20 ..............................................        6,071,600
   4,500,000        MBIA Insured, Pre-Refunded, 7.875%, 01/01/18 .............................................        4,959,000
                Grand Traverse County Hospital Finance Authority Revenue,
   5,500,000       gMunson Medical Center, Series A, Pre-Refunded, 7.625%, 12/01/15 ..........................        5,859,645
   2,500,000        Refunding, Munson Healthcare, Series A, AMBAC Insured, 6.25%, 07/01/12 ...................        2,594,025
   7,900,000        Refunding, Munson Healthcare, Series A, AMBAC Insured, 6.25%, 07/01/22 ...................        8,065,347
   3,000,000    Gratiot County EDC, EDR, Masonic Home Project, AMBAC Insured, Pre-Refunded, 7.375%,
                 04/01/20 ....................................................................................        3,421,560
   1,850,000    Greenville Public Schools Building, MBIA Insured, 5.75%, 05/01/19 ............................        1,814,684
   2,750,000    Gull Lake Community School District, FGIC Insured, Pre-Refunded, 6.80%, 05/01/21 .............        3,112,533
   4,715,000    Harrison Community Schools GO, AMBAC Insured, 6.25%, 05/01/13 ................................        4,847,444
                Haslett Public School District,
   4,000,000        CGIC Insured, Pre-Refunded, 7.50%, 05/01/20 ..............................................        4,557,960
   3,875,000        Refunding, CGIC Insured, 6.625%, 05/01/19 ................................................        4,084,366
   2,000,000    Holland School District GO, Refunding, AMBAC Insured, 6.375%, 05/01/10 .......................        2,081,340

                Holt Public Schools Building and Site,
 $ 1,000,000        MBIA Insured, 6.25%, 05/01/16 ............................................................     $  1,025,400
   3,060,000        MBIA Insured, 6.25%, 05/01/18 ............................................................        3,137,724
   2,525,000        MBIA Insured, 6.30%, 05/01/20 ............................................................        2,589,009
   1,425,000        MBIA Insured, 6.50%, 05/01/21 ............................................................        1,479,449
                Houghton-Portage Township School District,
   2,000,000        Refunding, AMBAC Insured, 6.00%, 05/01/14 ................................................        2,033,520
   2,700,000        Refunding, CGIC Insured, Pre-Refunded, 7.00%, 05/01/17 ...................................        2,948,562
   5,695,000    Howell Public Schools, Refunding, AMBAC Insured, 5.375%, 05/01/20 ............................        5,239,343
     750,000    Hudsonville Building Authority, Refunding, AMBAC Insured, 6.60%, 10/01/17 ....................          781,080
                Hudsonville Public Schools GO,
   2,000,000        Refunding, Series B, FGIC Insured, 6.05%, 05/01/19 .......................................        2,035,960
   2,000,000        Refunding, Series B, FGIC Insured, 6.10%, 05/01/24 .......................................        2,035,860
   9,800,000    Huron Valley School District, Refunding, FGIC Insured, 6.125%, 05/01/20 ......................        9,981,202
   6,800,000    Imlay City Community School District, Refunding, CGIC Insured, Pre-Refunded, 6.70%, 05/01/21 .        7,216,432
                Ingham County Medical Center Revenue,
     475,000       gRefunding, Pre-Refunded, 8.25%, 05/01/00 .................................................          487,706
     500,000       gRefunding, Pre-Refunded, 8.25%, 11/01/00 .................................................          513,375
                Inkster Michigan School District,
     450,000        Series 1990, AMBAC Insured, Pre-Refunded, 7.00%, 05/01/14 ................................          505,229
     450,000        Series 1990, AMBAC Insured, Pre-Refunded, 7.00%, 05/01/16 ................................          505,229
   2,250,000    Iron Mountain School District, Building and Site, AMBAC Insured, 6.30%, 05/01/21 .............        2,307,038
   1,350,000    Ithaca Public Schools GO, AMBAC Insured, 5.75%, 05/01/21 .....................................        1,319,787
                Jackson County GO,
   3,000,000        Refunding, AMBAC Insured, 5.50%, 04/01/13 ................................................        2,895,090
     400,000       gSeries 1985, Pre-Refunded, 8.60%, 04/01/12 ...............................................          452,148
                Kalamazoo Hospital Finance Authority, Hospital Facility Revenue,
   5,000,000        Refunding & Improvement, Bronson Methodist, Series A, MBIA Insured, 6.25%, 05/15/12 ......        5,168,250
   2,460,000        Refunding & Improvement, Bronson Methodist, Series A, MBIA Insured, 6.375%, 05/15/17......        2,537,711
   1,000,000    Kelloggsville Public School District GO, FGIC Insured, 5.75%, 05/01/13 .......................          992,250
   2,100,000    Kent County Hospital Finance Authority Revenue, Pine Rest Christian Hospital Association,
                 FGIC Insured, Pre-Refunded, 9.00%, 11/01/10 .................................................        2,158,695
                Lake City Area School District GO,
   2,500,000        AMBAC Insured, Pre-Refunded, 6.95%, 05/01/13 .............................................        2,699,625
   2,955,000        Refunding, AMBAC Insured, 5.625%, 05/01/13 ...............................................        2,914,103
                Lake Superior State University Revenue,
   1,500,000        AMBAC Insured, 6.375%, 11/15/15 ..........................................................        1,573,905
   2,135,000        MBIA Insured, 6.50%, 11/15/11 ............................................................        2,255,051
   1,500,000    Lakeview Community School District GO, Refunding, MBIA Insured, 6.75%, 05/01/13 ..............        1,607,460
  12,500,000    Lansing Sewage Disposal System Revenue, Refunding, Series 1988, MBIA Insured, 7.625%,
                 05/01/06 ....................................................................................       13,178,750
                Livonia Public School District,
  10,000,000        Refunding, FGIC Insured, 5.50%, 05/01/16 .................................................        9,525,100
   3,625,000        Refunding, FGIC Insured, 5.50%, 05/01/21 .................................................        3,411,415
   1,000,000    Marquette Area Public School Building and Site, Series B, FGIC Insured, Pre-Refunded, 6.65%,
                 05/01/12 ....................................................................................        1,124,400
   5,000,000    Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
                 Series C, AMBAC Insured, 7.50%, 04/01/07.....................................................        5,461,800
   1,100,000    Marysville Public School District, MBIA Insured, 5.75%, 05/01/22 .............................        1,067,814

                Mattawan Consolidated School District, Counties of Van Buren and Kalamazoo, School Building
                 and Site, GO,
  $  775,000        Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.50%, 05/01/13 ..............................        $ 854,453
     775,000        Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.55%, 05/01/16 ..............................          855,414
     800,000        Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.55%, 05/01/17...............................          883,008
     800,000        Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.55%, 05/01/18 ..............................          883,008
   2,675,000    Menominee Area Public School District, Refunding, AMBAC Insured, 6.00%, 05/01/20 .............        2,700,092
                Michigan Higher Education Student Loan Authority Revenue,
   2,000,000        Series 13-A, MBIA Insured, 7.40%, 10/01/04 ...............................................        2,119,140
   2,000,000        Series 13-A, MBIA Insured, 7.55%, 10/01/08 ...............................................        2,105,820
                Michigan Municipal Bond Authority Revenue,
   1,400,000        Local Government Loan Program, Group 2, BIG Insured, Pre-Refunded, 7.30%, 05/01/16 .......        1,459,444
     850,000        Local Government Loan Program, Series A, Group 15, AMBAC Insured, 7.60%, 05/01/09 ........          931,065
   3,790,000        Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ...................        3,895,248
   6,490,000        Local Government Loan Program, Series G, AMBAC Insured, 6.75%, 11/01/14 ..................        6,973,894
   1,650,000        Local Government Loan Program, Series G, AMBAC Insured, 6.80%, 11/01/14 ..................        1,779,723
     825,000        Local Government Loan Program, Series G, AMBAC Insured, 6.80%, 11/01/23 ..................          882,866
   1,000,000        Local Government Loan Program, Wayne County Project, Series A, FGIC Insured, Pre-Refunded,
                     7.00%, 12/01/09 .........................................................................        1,128,540
   1,900,000    Michigan Public Power Agency Revenue, Refunding, Campbell Project, AMBAC Insured, 6.125%,
                 01/01/10 ....................................................................................        1,927,341
                Michigan State Building Authority Revenue,
  10,000,000        Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ..........       11,109,800
   1,500,000        Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 ......................................        1,519,800
   1,000,000        Refunding, University of Michigan, Adult General Hospital, AMBAC Insured, Pre-Refunded,
                     7.375%, 12/01/00 ........................................................................        1,062,400
   5,625,000    Refunding, University of Michigan, Adult General Hospital, BIG Insured, Pre-Refunded, 7.875%,
                     12/01/04 ................................................................................        6,009,638
   4,645,000    Series II, MBIA Insured, 6.25%, 10/01/20 .....................................................        4,735,996
   5,000,000    Series II, MBIA Insured, ETM 04/01/96, 7.40%, 04/01/01 .......................................        5,437,650
                Michigan State Comprehensive Transportation Revenue,
   1,000,000       gRefunding, Series 1986-II, Pre-Refunded, 7.75%, 08/01/11 .................................        1,035,660
   1,750,000        Refunding, Series 1988-II, FGIC Insured, 7.625%, 05/01/11 ................................        1,903,370
                Michigan State HDA, Limited Obligation Revenue,
   3,200,000        Mercy Bellbrook Project, MBIA Insured, Pre-Refunded, 8.00%, 04/01/07 .....................        3,453,856
   1,200,000        Mercy Bellbrook Project, MBIA Insured, Pre-Refunded, 8.125%, 04/01/18 ....................        1,297,452
                Michigan State HDA, MFHR,
   5,750,000        Series 1987-A, FGIC Insured, 8.375%, 07/01/19 ............................................        6,113,515
   4,415,000        Series 1988-A, FGIC Insured, 7.70%, 07/01/18 .............................................        4,622,593
   2,880,000        Series 1989-A, FGIC Insured, 7.55%, 07/01/09 .............................................        3,029,530
   2,945,000        Series 1989-A, FGIC Insured, 7.65%, 07/01/15 .............................................        3,076,141
   1,800,000    Michigan State HDA, SFMR, Series 1978, FGIC Insured, 6.30%, 04/01/11 .........................        1,800,072
   5,815,000    Michigan State HDA, SFMR, Series 1986-A, FGIC Insured, 8.00%, 10/01/06 .......................        5,973,284
                Michigan State Hospital Finance Authority Revenue,
   1,750,000        Crittenton Hospital, FGIC Insured, 6.75%, 03/01/20 .......................................        1,826,318
   2,000,000        Crittenton Hospital, Series A, FGIC Insured, 7.125%, 12/01/06 ............................        2,095,140
   4,295,000       gCrittenton Hospital, Series A, Pre-Refunded, 7.25%, 12/01/13 .............................        4,553,903
   1,785,000        Daughters Charity, St. Mary's Hospital, FGIC Insured, 10.00%, 11/01/15 ...................        1,837,086
   1,000,000       gHenry Ford Hospital, Series 1985-A, Pre-Refunded, 7.50%, 07/01/13 ........................        1,065,450
   3,500,000        MidMichigan Hospital, MBIA Insured, 6.625%, 06/01/10 .....................................        3,670,730
   8,750,000        Mt. Sinai Hospital of Detroit, FGIC Insured, 7.00%, 01/01/09 .............................        9,068,850
   9,020,000        Oakland General Hospital, AMBAC Insured, 7.00%, 07/01/15 .................................        9,733,031

                Michigan State Hospital Finance Authority Revenue,
 $ 2,200,000        Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.00%, 07/01/10 ............................     $  2,486,594
  10,000,000        Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.20%, 11/01/15 ............................       11,407,500
  13,250,000        Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.10%, 07/01/18 ............................       15,033,053
   7,635,000        Pontiac Osteopathic, Series B, AMBAC Insured, Pre-Refunded, 7.75%, 02/01/05 ..............        8,182,124
   4,500,000        Refunding, Oakwood Hospital, Group A, FGIC Insured, 5.625%, 11/01/18 .....................        4,349,925
   2,000,000        Refunding, Sisters of Mercy Health Corp., Series H, MBIA Insured, 7.50%, 08/15/07.........        2,155,160
   3,445,000        Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.00%, 05/15/13 .................        3,484,996
   9,545,000        Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.25%, 05/15/14 .................        9,802,047
   4,900,000        Sisters of Mercy Health Corp., Series H, MBIA Insured, 7.50%, 08/15/13 ...................        5,260,150
   1,500,000        Sparrow Obligation Group, MBIA Insured, 6.50%, 11/15/11 ..................................        1,564,545
   4,500,000        St. Joseph's Hospital Corp., Series A, FGIC Insured, Pre-Refunded, 8.125%, 07/01/05 ......        4,650,570
   3,000,000    Michigan State South Central Power Agency, Power Supply System Revenue, Refunding,
                 AMBAC Insured, Pre-Refunded, 7.25%, 11/01/06 ................................................        3,174,630
                Michigan State Strategic Fund, Limited Obligation Revenue,
   3,000,000        Refunding, Detroit Edison Co., AMBAC Insured, 7.00%, 05/01/21 ............................        3,459,450
   5,000,000        Refunding, Detroit Edison Co., FGIC Insured, 6.95%, 05/01/11 .............................        5,646,600
  20,000,000        Refunding, Detroit Edison Co., FGIC Insured, 6.875%, 12/01/21 ............................       21,411,000
   1,285,000        Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.05%, 10/01/23 ..................        1,300,381
  10,000,000        Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.20%,08/15/25 ...................       10,219,600
   5,540,000        Refunding, Detroit Edison Co., Series CC, FGIC Insured, 6.95%, 09/01/21 ..................        5,942,758
   5,825,000        Refunding, Detroit Edison Co., Series CC, MBIA Insured, 6.05%, 10/01/23 ..................        5,894,725
   1,800,000        St. John-Bon Secours Care Center, FGIC Insured, 7.90%, 11/15/16 ..........................        1,934,244
                Michigan State Trunk Line GO,
   6,000,000        Refunding, Series B-2, MBIA Insured, 5.50%, 10/01/21 .....................................        5,621,700
  10,000,000        Series A, FGIC Insured, 5.80%, 11/15/24 ..................................................        9,684,800
   2,500,000    Monroe County EDC, Limited Obligation Revenue, Monroe Community Health Services,
                 MBIA Insured, Pre-Refunded, 7.00%, 09/01/21 .................................................        2,870,175
                Monroe County PCR,
   4,000,000        Detroit Edison Co., Series 1, MBIA Insured, 6.875%, 09/01/22 .............................        4,231,800
   4,000,000        Detroit Edison Co., Series 1-B, MBIA Insured, 6.55%, 09/01/24 ............................        4,136,080
   9,420,000        Detroit Edison Co., Series A, AMBAC Insured, 9.625%, 12/01/15 ............................        9,817,147
  10,000,000        Detroit Edison Co., Series C, AMBAC Insured, 7.50%, 12/01/19 .............................       11,060,100
   1,150,000        Detroit Edison Co., Series CC, MBIA Insured, 6.55%, 06/01/24 .............................        1,188,284
                Mount Clemens Community School District,
      10,000        AMBAC Insured, 9.30%, 05/01/99 ...........................................................           10,088
   2,040,000        Refunding, MBIA Insured, 5.50%, 05/01/19 .................................................        1,911,806
   3,200,000    North Branch Area Schools, Lapeer County Building and Site, Refunding, CGIC Insured,
                 Pre-Refunded, 6.60%, 05/01/21 ...............................................................        3,620,128
                Northern Michigan University Revenue,
   1,715,000        AMBAC Insured, 5.60%, 12/01/13 ...........................................................        1,684,096
   1,000,000        AMBAC Insured, 6.55%, 12/01/14 ...........................................................        1,053,520
   1,000,000    Norway Electric Utilities System Revenue, Refunding, AMBAC Insured, 5.375%, 02/01/12 .........          931,320
   4,750,000    Novi Community School District, FGIC Insured, 6.125%, 05/01/18 ...............................        4,827,330
   4,750,000    Oak Park GO, Refunding, AMBAC Insured, 5.50%, 05/01/12 .......................................        4,588,833
   3,500,000    Oakland Community College District, Washtenaw County, AMBAC Insured, Pre-Refunded, 6.65%,
                 05/01/11 ....................................................................................        3,790,570
   6,875,000    Oakland County EDC, EDR, FHA Mortgage Insured, Series A, FGIC Insured, 8.00%, 08/01/18 .......        7,092,456
                Okemos Public School District,
   5,390,000        Refunding, MBIA Insured, 5.50%, 05/01/11 .................................................        5,187,120
   3,000,000        Series I, MBIA Insured, Pre-Refunded, 6.90%, 05/01/11 ....................................        3,410,310
   1,800,000    Olivet Community School District, Refunding, MBIA Insured, 5.50%, 05/01/20 ...................        1,684,746
   2,270,000    Otsego Public School District, Building and Site, CGIC Insured, 6.625%, 05/01/16 .............        2,405,564
 $ 3,755,000    Perry Public School Building and Site, Refunding, FGIC Insured 5.45%, 05/01/22 ...............     $  3,519,486
                Petoskey Hospital Finance Authority Facilities Revenue,
   4,500,000        Refunding, Northern Michigan Hospital, MBIA Insured, 7.00%, 11/15/07 .....................        4,918,230
   1,000,000        Refunding, Northern Michigan Hospital, MBIA Insured, 6.75%, 11/15/19 .....................        1,044,490
                Plymouth-Canton Community School District,
   4,000,000        Refunding, AMBAC Insured, 5.50%, 05/01/13 ................................................        3,859,600
   1,875,000        Refunding, AMBAC Insured, 5.50%, 05/01/17 ................................................        1,790,400
   3,000,000        Series C, MBIA Insured, 6.50%, 05/01/16 ..................................................        3,157,710
   3,500,000        Series C, FGIC Insured, 6.50%, 05/01/16 ..................................................        3,683,995
   1,305,000    Pontiac General Building Authority, Series 1991, Refunding, AMBAC Insured, 6.875%, 04/01/06 ..        1,421,236
                Port Huron School District,
   5,500,000        CGIC Insured, Pre-Refunded, 7.25%, 05/01/15 ..............................................        6,254,875
   4,500,000        Refunding, AMBAC Insured, 6.00%, 05/01/12 ................................................        4,514,625
                Portage Lake Water and Sewer Authority GO,
     770,000        Refunding, AMBAC Insured, 6.10%, 10/01/14 ................................................          785,115
     670,000        Refunding, AMBAC Insured, 6.20%, 10/01/20 ................................................          685,980
                Portage Public Schools GO,
   4,750,000        MBIA Insured, 5.70%, 05/01/12 ............................................................        4,689,295
   2,750,000        MBIA Insured, 5.625%, 05/01/19 ...........................................................        2,630,348
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
     500,000        Series 1985-A, FSA Insured, ETM 07/01/00, 8.75%, 07/01/00 ................................          595,150
   2,500,000        Series 1985-A, FSA Insured, Pre-Refunded, 9.00%, 07/01/09 ................................        3,256,825
                Puerto Rico Commonwealth Public Improvement GO,
     825,000        MBIA Insured, 7.125%, 07/01/02 ...........................................................          875,919
     175,000        MBIA Insured, Pre-Refunded, 7.125%, 07/01/02 .............................................          188,069
  10,875,000        MBIA Insured, Pre-Refunded, 6.60%, 07/01/13 ..............................................       12,322,789
   8,500,000        Series 1987, MBIA Insured, 6.75%, 07/01/06 ...............................................        8,946,760
                Puerto Rico Electric Power Authority Revenue,
   3,400,000        Refunding, Series U, CGIC Insured, 6.00%, 07/01/14 .......................................        3,440,120
   7,000,000        Series P, CGIC Insured, 7.00%, 07/01/21 ..................................................        7,545,510
   2,000,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series 1988-C, GNMA Secured, 6.85%, 10/15/23 .........        2,075,260
   8,700,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 07/01/14 ..................        9,377,991
                Reeths-Puffer Schools,
   2,985,000        Pre-Refunded, MBIA Insured, 6.625%, 05/01/12 .............................................        3,381,139
   1,000,000        Pre-Refunded, MBIA Insured, 6.625%, 05/01/12 .............................................        1,132,710
   2,000,000    Riverview Community School District, Refunding, AMBAC Insured, 5.25%, 05/01/21 ...............        1,804,680
                Rockford Public Schools GO,
   3,900,000        Refunding, AMBAC Insured, 5.875%, 05/01/19 ...............................................        3,853,005
   3,150,000        Refunding, CGIC Insured, 5.875%, 05/01/19 ................................................        3,112,043
   9,750,000        Refunding, CGIC Insured, Pre-Refunded, 7.375%, 05/01/19 ..................................       11,059,230
   1,850,000        Refunding, MBIA Insured, 5.875%, 05/01/12 ................................................        1,856,660
   1,925,000        Refunding, MBIA Insured, 5.875%, 05/01/19 ................................................        1,901,804
                Romulus Community Schools,
     690,000        Refunding, FGIC Insured, 5.75%, 05/01/13 .................................................          676,455
   1,200,000        Refunding, FGIC Insured, 5.75%, 05/01/17 .................................................        1,166,616
   5,435,000        Refunding, FGIC Insured, 5.75%, 05/01/22 .................................................        5,240,862
   2,220,000        Refunding, Series II, FGIC Insured, 6.40%, 05/01/17 ......................................        2,282,049
   5,000,000    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Refunding,
                 MBIA Insured, 6.25%, 01/01/19 ...............................................................        5,083,650
      25,000    Saginaw City School District, Unlimited Tax, MBIA Insured, Pre-Refunded, 11.00%, 06/01/03 ....           28,371

                Saginaw Hospital Finance Authority Revenue,
 $ 5,325,000        Refunding, St. Luke's Hospital Project, Series C, MBIA Insured, 6.875%, 07/01/14 .........     $  5,615,213
   2,000,000        Refunding, St. Luke's Hospital Project, Series C, MBIA Insured, 6.75%, 07/01/17 ..........        2,093,560
   1,000,000        Refunding, St. Luke's Hospital Project, Series D, MBIA Insured, 6.50%, 07/01/11 ..........        1,049,800
   2,185,000        St. Luke's Hospital Project, Series B, AMBAC Insured, Pre-Refunded, 7.625%, 07/01/06 .....        2,407,389
   3,540,000        St. Luke's Hospital Project, Series B, AMBAC Insured, Pre-Refunded, 7.75%, 07/01/13 ......        3,911,983
   3,875,000        St. Luke's Hospital Project, Series B, MBIA Insured, 6.00%, 07/01/21 .....................        3,891,546
   1,000,000    Saginaw Valley State University Revenue, MBIA Insured, 5.375%, 07/01/16 ......................          932,910
                Sandusky Community School District,
   3,425,000        CGIC Insured, Pre-Refunded, 6.50%, 05/01/21 ..............................................        3,812,299
   3,340,000        Refunding, AMBAC Insured, 5.40%, 05/01/14 ................................................        3,145,111
   2,000,000    Sault Ste. Marie GO, Series 1990, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/10 ...............        2,269,840
                Shelby Charter Township Authority,
     750,000        AMBAC Insured, 5.75%, 11/01/11 ...........................................................          755,438
     750,000        AMBAC Insured, 5.75%, 11/01/12 ...........................................................          755,640
                South Haven Public Schools,
   1,640,000        Refunding, FGIC Insured, 5.50%, 05/01/13 .................................................        1,559,870
   1,725,000        Refunding, FGIC Insured, 5.50%, 05/01/17 .................................................        1,621,052
   7,745,000    St. Clair County EDC, PCR, Refunding, Detroit Edison Co., Series DD, AMBAC Insured, 6.05%,
                 08/01/24 ....................................................................................        7,829,343
   1,000,000    Sturgis Public School District, MBIA Insured, 6.10%, 05/01/18 ................................        1,017,930
     375,000    Three Rivers City Revenue, GO, Refunding, Unlimited Tax, MBIA Insured, Pre-Refunded, 8.60%,
                 11/01/01 ....................................................................................          385,256
                Tri County Area School District,
   1,850,000        School Building and Site, MBIA Insured, Pre-Refunded, 6.875%, 05/01/11 ...................        2,093,534
   2,325,000        School Building and Site, MBIA Insured, Pre-Refunded, 6.875%, 05/01/16 ...................        2,631,063
   1,395,000    University of Michigan Construction Project, Student Fee Revenue, FGIC Insured, Pre-Refunded,
                 7.25%, 04/01/12 .............................................................................        1,449,906
  10,635,000  g University of Michigan Hospital Revenue, Refunding, Series 1986-A, Pre-Refunded, 7.75%, 12/01/12     11,339,675
   1,500,000    University of Puerto Rico, University Revenues, Series M, MBIA Insured, 4.75%, 06/01/01 ......        1,520,940
   2,365,000    University Revenues Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ......................        2,448,436
                Vicksburg Community School District,
   2,175,000        Refunding, MBIA Insured, 5.625%, 05/01/12 ................................................        2,118,645
   1,000,000        Refunding, MBIA Insured, 5.625%, 05/01/20 ................................................          955,670
                Warren Consolidated School District,
   6,500,000        Refunding, CGIC Insured, Pre-Refunded, 6.70%, 05/01/16 ...................................        7,324,720
   3,735,000        Refunding, MBIA Insured, 5.50%, 05/01/14 .................................................        3,579,251
   1,030,000        Refunding, MBIA Insured, 5.50%, 05/01/21 .................................................          973,185
   1,225,000        Refunding, Series II, FGIC Insured, 5.375%, 05/01/14 .....................................        1,156,694
   3,405,000        Refunding, Series II, FGIC Insured, 5.50%, 05/01/16 ......................................        3,255,044
   2,000,000    Wayland Union School District, FGIC Insured, 6.75%, 05/01/24 .................................        2,162,460
                Wayne Charter County Airport Revenue,
   2,900,000        Detroit Metro Airport, MBIA Insured, Pre-Refunded, 6.75%, 12/01/19 .......................        3,303,564
   6,635,000        Detroit Metro Airport, MBIA Insured, Pre-Refunded, 7.00%, 12/01/21 .......................        7,647,765
     300,000        Detroit Metro Airport, Series B, MBIA Insured, 6.875%, 12/01/11 ..........................          320,642
   2,000,000        Detroit Metro Airport, Series B, MBIA Insured, 6.75%, 12/01/21 ...........................        2,088,180
  10,585,000    Wayne County Airport Revenue, Series B, AMBAC Insured, 6.00%, 12/01/20 .......................       10,630,938
                Wayne County, Ecorse Creek Drain District, Pollution Abatement No. 1,
     500,000        AMBAC Insured, 7.40%, 11/01/04 ...........................................................          541,110
     500,000        AMBAC Insured, 7.50%, 11/01/05 ...........................................................          541,580
     490,000        AMBAC Insured, 7.50%, 11/01/06 ...........................................................          530,747
     450,000        AMBAC Insured, 7.50%, 11/01/07 ...........................................................          487,421
   2,275,000    Wayne-Westland Community School, Refunding, FGIC Insured, 6.10%, 05/01/13 ....................        2,328,485
 $ 6,205,000    West Ottawa Public School District, Refunding, FGIC Insured, 6.00%, 05/01/20 .................     $  6,216,851
                Western Michigan University Revenues,
   5,000,000        FGIC Insured, 6.25%, 11/15/12 ............................................................        5,176,000
   4,290,000        Special Projects, Student Fees, BIG Insured, Pre-Refunded, 7.375%, 10/01/11 ..............        4,533,801
                Western Townships Utilities Authority, Sewer Disposal System,
  18,710,000        Refunding, CGIC Insured, 6.75%, 01/01/15 .................................................       19,536,981
   6,115,000        Refunding, CGIC Insured, 6.50%, 01/01/19 .................................................        6,305,605
   1,800,000    Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17..............................        1,970,531
   6,210,000    Willow Run Community School, CGIC Insured, 6.375%, 05/01/18 ..................................        6,377,421
                Wyandotte Electric Revenue,
  16,060,000        Refunding, AMBAC Insured, Pre-Refunded, 7.875%, 10/01/17..................................       17,579,436
   9,980,000        Refunding, MBIA Insured, 6.25%, 10/01/17..................................................       10,229,101
                Yale Public School District, School Building and Site,
   2,000,000        AMBAC Insured, 5.375%, 05/01/17...........................................................        1,860,840
   1,500,000        AMBAC Insured, 5.50%, 05/01/19 ...........................................................        1,414,755
                Zeeland Public Schools GO,
   2,000,000        Refunding, Series B, MBIA Insured, 6.05%, 05/01/19 .......................................        2,016,980
   4,000,000        Refunding, Series B, MBIA Insured, 6.10%, 05/01/24 .......................................        4,033,880
                                                                                                                  --------------
                          Total Investments (Cost $996,455,157)  97.8% .......................................    1,051,506,499
                          Other Assets and Liabilities, Net  2.2% ............................................       24,148,197
                                                                                                                  --------------
                          Net Assets  100.0% .................................................................   $1,075,654,696
                                                                                                                  ==============


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $996,455,157 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ...............................................................    $  60,718,153
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ...............................................................       (5,666,811)
                                                                                                                  --------------
                  Net unrealized appreciation ................................................................    $  55,051,342
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assurance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

gSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.

The accompanying notes are an integral part of these financial statements.





FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1995
(unaudited)


     Face                                                                                                              Value
    Amount      Franklin Minnesota Insured Tax-Free Income Fund                                                      (Note 1)
                Long Term Investments  98.8%
 $ 2,295,000    Albany ISD No. 745, Series A, CGIC Insured, 6.00%, 02/01/16 ...................................     $ 2,320,475
   2,100,000    Anoka County Resource Recovery Revenue, Northern, AMBAC Insured, 7.15%, 12/01/08 ..............       2,272,431
   4,870,000    Becker GO, Refunding, Tax Increment, Series D, MBIA Insured, 6.25%, 08/01/15 ..................       4,979,624
                Becker Wastewater Treatment Facility,
     625,000        Series A, MBIA Insured, 5.90%, 02/01/12 ...................................................         634,463
     610,000        Series A, MBIA Insured, 5.95%, 02/01/15 ...................................................         617,192
     290,000    Benson ISD No. 777 GO, CGIC Insured, 6.00%, 02/01/15 ..........................................         293,039
   3,500,000    Brainerd Health Care Facilities Revenue, Refunding, Benedictine Health-St. Joseph,
                 Series D, MBIA Insured, 5.875%, 02/15/13 .....................................................       3,526,285
     935,000    Brainerd Hospital Facilities Revenue, Benedictine Health System, St. Joseph's Medical
                 Center, MBIA Insured, Pre-Refunded, 9.625%, 10/01/12 .........................................         957,468
   2,800,000    Buffalo ISD No. 877, CGIC Insured, 6.15%, 02/01/18 ............................................       2,861,488
   2,105,000    Burnsville ISD, Series A, CGIC Insured, 6.20%, 02/01/17 .......................................       2,177,559
     625,000    Byron ISD No. 531 GO, AMBAC Insured, 6.90%, 06/01/14 ..........................................         674,463
                Cannon Falls ISD No. 252 GO, School Building,
     610,000        Series 1987-A, AMBAC Insured, 8.00%, 02/01/05 .............................................         639,518
     655,000        Series 1987-A, AMBAC Insured, 8.10%, 02/01/06 .............................................         687,573
     705,000        Series 1987-A, AMBAC Insured, 8.20%, 02/01/07 .............................................         741,011
     760,000        Series 1987-A, AMBAC Insured, 8.20%, 02/01/08 .............................................         798,821
   2,975,000    Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 01/01/25 ....................       3,073,056
   3,500,000    Cold Spring ISD No. 750, Series A, FGIC Insured, 6.15%, 02/01/11 ..............................       3,570,140
                Crystal GO, Tax Increment,
     475,000        Refunding, Series 1986-A, MBIA Insured, 7.80%, 02/01/06 ...................................         481,712
     460,000        Refunding, Series 1986-A, MBIA Insured, 7.80%, 02/01/07 ...................................         466,500
     445,000        Refunding, Series 1986-A, MBIA Insured, 7.80%, 02/01/08 ...................................         451,288
                Dakota County Housing and Redevelopment Authority,
      15,000        City of South St. Paul, SFMR, Burnsville and Inver Grove Heights, FGIC Insured, 9.375%,
                     05/01/18 .................................................................................          15,960
   1,080,000    Refunding, SFMR, GNMA Secured, 8.10%, 03/01/16 ................................................       1,141,582
                Dakota, Washington and Stearns County SFMR,
   1,140,000        Series 1990, GNMA Secured, 7.80%, 12/01/10 ................................................       1,223,003
   4,040,000        Series 1990, GNMA Secured, 7.85%, 12/01/30 ................................................       4,316,619
                Delano ISD No. 879,
     810,000        Refunding, Series A, AMBAC Insured, 5.55%, 02/01/09 .......................................         808,437
     700,000        Refunding, Series A, AMBAC Insured, 5.60%, 02/01/10 .......................................         695,177
   1,040,000    Dilworth ISD No. 147, MBIA Insured, 6.00%, 02/01/15 ...........................................       1,049,818
   1,940,000    Dover and Eyota ISD No. 533 GO, AMBAC Insured, 7.25%, 02/01/20 ................................       2,053,296
                Duluth EDA Health Care Facilities Revenue,
   1,145,000        Benedictine Health System, Series B, Connie Lee Insured, 6.00%, 02/15/17 ..................       1,150,679
   4,000,000        The Duluth Clinic, Ltd., AMBAC Insured, 6.20%, 11/01/12 ...................................       4,120,600
   7,530,000        The Duluth Clinic, Ltd., AMBAC Insured, 6.30%, 11/01/22 ...................................       7,729,169
   3,000,000    Duluth EDA Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%,
                 05/01/12 .....................................................................................       3,081,030
   3,500,000    Duluth EDA Tax Increment Revenue, Refunding, MBIA Insured, 7.25%, 08/01/08 ....................       3,793,895
                Duluth ISD No. 709 GO,
     600,000       gSchool Building, Series 1986, Pre-Refunded, 7.80%, 02/01/00 ...............................         609,696
   4,350,000        Series A, FGIC Insured, 5.25%, 02/01/14 ...................................................       4,095,308
   4,420,000    Eagan MFMR, Refunding, Forest Ridge Apartments, BIG Insured, 7.50%, 03/01/27 ..................       4,625,132
                Eden Prairie ISD No. 272,
   4,980,000        Series A, CGIC Insured, 5.75%, 02/01/15 ...................................................       4,968,148
   1,000,000        Series A, FGIC Insured, 5.45%, 02/01/08 ...................................................       1,006,920
   2,000,000    Eden Prairie MFHR, GNMA Secured, 6.25%, 01/20/31 ..............................................       2,000,000
     500,000    Eden Valley ISD No. 463, CGIC Insured, 6.60%, 02/01/16 ........................................         539,085
                Elk River ISD No. 728 GO, .
  $  950,000        CGIC Insured, 6.35%, 02/01/18 .............................................................     $ 1,011,446
   4,000,000        CGIC Insured, 6.40%, 02/01/22 .............................................................       4,269,520
   4,610,000        Refunding, Series B, CGIC Insured, 5.25%, 02/01/22 ........................................       4,194,040
     650,000        Series A, CGIC Insured, 7.00%, 02/01/11 ...................................................         703,424
   4,290,000    Farmington ISD No. 192 GO, School Building, AMBAC Insured, 5.125%, 02/01/15 ...................       3,969,194
                Forest Lake ISD No. 831 GO, School Building,
     675,000        Series A, FGIC Insured, 7.30%, 02/01/05 ...................................................         699,908
   1,055,000        Series A, FGIC Insured, 7.35%, 02/01/06 ...................................................       1,094,636
                Golden Valley GO, Tax Increment,
     335,000        Series C, FGIC Insured, 8.00%, 02/01/04 ...................................................         339,794
     535,000        Series C, FGIC Insured, 8.00%, 02/01/05 ...................................................         542,656
                Lake of the Woods, ISD No. 390, School Building,
     325,000        AMBAC Insured, Pre-Refunded, 7.40%, 02/01/18 ..............................................         352,277
     350,000        AMBAC Insured, Pre-Refunded, 7.40%, 02/01/19 ..............................................         379,376
     375,000        AMBAC Insured, Pre-Refunded, 7.40%, 02/01/20 ..............................................         406,474
                Lakeview ISD No. 194,
   1,000,000        FGIC Insured, 5.40%, 02/01/13 .............................................................         964,960
     500,000        Series A, FGIC Insured, 7.00%, 02/01/14 ...................................................         543,930
   2,105,000        Series C, FGIC Insured, 6.70%, 02/01/12 ...................................................       2,270,137
                Marshall County Utility Revenue,
     750,000        CGIC Insured, 5.375%, 01/01/14 ............................................................         713,445
     825,000        CGIC Insured, 5.375%, 01/01/15 ............................................................         783,585
   1,565,000    Menahga ISD No. 821 GO, AMBAC Insured, 6.25%, 02/01/18 ........................................       1,675,379
                Minneapolis CDA, MFHR, Rental, Laurel Village,
   9,000,000        Project No. 9, Mandatory Put 12/01/99, CGIC Insured, 7.50%, 12/01/31 ......................       9,140,400
   1,645,000        Project No. 10, Mandatory Put 12/01/99, CGIC Insured, 7.50%, 12/01/31 .....................       1,670,662
     900,000    Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Health Care Facilities Revenue,
                 Carondelet Community Hospitals, Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ..       1,216,377
   4,436,000    Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Homeownership Mortgage
                 Revenue, Joint Housing Program, Phase II, FGIC Insured, 7.875%, 07/01/17 .....................       4,554,663
   2,100,000    Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 03/01/01 ............       2,342,970
                Minneapolis Convention Center, Sales Tax Revenue,
   2,000,000        AMBAC Insured, Pre-Refunded, 7.625%, 04/01/04 .............................................       2,084,660
  10,000,000        AMBAC Insured, Pre-Refunded, 7.75%, 04/01/11 ..............................................      10,421,500
                Minneapolis Hospital Facilities Revenue,
   1,475,000       gLifeSpan, Inc., Series 1987-A, Pre-Refunded, 8.125%, 04/01/07 .............................       1,594,785
   4,450,000       gLifeSpan, Inc., Series 1987-A, Pre-Refunded, 8.125%, 04/01/17 .............................       4,811,385
     600,000        Refunding, Fairview Hospital and Healthcare, Series A, MBIA Insured, 6.50%, 01/01/11 ......         632,196
   7,815,000        Refunding, Fairview Hospital and Healthcare, Series B, MBIA Insured, 6.70%, 01/01/17 ......       8,283,744
     700,000       gRefunding, LifeSpan, Inc., Series 1987-B, Pre-Refunded, 9.125%, 12/01/14 ..................         788,263
     915,000       gRefunding, LifeSpan, Inc., Series 1988-A, Pre-Refunded, 7.875%, 12/01/14 ..................       1,006,784
   1,385,000    Minneapolis Housing and Redevelopment Authority, Home Ownership Mortgage Program,
                 BIG Insured, 7.10%, 12/01/10 .................................................................       1,389,792
                Minneapolis-St. Paul Housing Finance Board, SFMR,
   3,915,000        Phase VI, Series A, GNMA Secured, 8.30%, 08/01/21 .........................................       4,042,668
   1,020,000        Series A, GNMA Secured, 8.375%, 11/01/17 ..................................................       1,074,774
     605,000        Series C, GNMA Secured, 8.875%, 11/01/18 ..................................................         635,946
                Minneapolis-St. Paul Housing and Redevelopment Authority, Health Care System Revenue,
  10,390,000        Series A, MBIA Insured, 7.40%, 08/15/11 ...................................................      11,569,265
   3,950,000        Series A, MBIA Insured, 6.75%, 08/15/14 ...................................................       4,226,658
   3,000,000    Minnesota State GO, Refunding, MBIA Insured, 5.40%, 08/01/09 ..................................       2,979,540

                Minnesota State HFA, Housing Development,
  $  185,000        FGIC Insured, 7.25%, 02/01/19 .............................................................      $  187,377
     845,000        MF Program, Series 1978-A, FGIC Insured, 7.125%, 02/01/20 .................................         855,444
   3,170,000        MF Program, Series 1978-B, FGIC Insured, 7.10%, 02/01/21 ..................................       3,208,864
     485,000        MF Program, Series 1980-A, FGIC Insured, 7.00%, 02/01/22 ..................................         493,216
     230,000        MF Program, Series 1985-B, FGIC Insured, 9.375%, 02/01/18 .................................         237,965
   2,000,000        MFMR, Series 1988-A, FGIC Insured, 7.80%, 08/01/18 ........................................       2,050,420
   1,000,000    Minnesota State HFA, MFHR, Series 1977-A, FGIC Insured, 6.375%, 02/01/20 ......................       1,000,140
                Minnesota State HFA, SFMR,
   2,580,000        Series 1986-B, FGIC Insured, 7.25%, 07/01/06 ..............................................       2,659,593
     770,000        Series 1986-B, FGIC Insured, 7.25%, 07/01/16 ..............................................         785,747
     425,000        Series 1986-C, FGIC Insured, 7.00%, 07/01/16 ..............................................         431,435
     710,000        Series 1987-A, FGIC Insured, 8.50%, 02/01/17 ..............................................         737,314
     205,000        Series 1987-D, FGIC Insured, 8.80%, 07/01/16 ..............................................         213,565
   3,135,000        Series 1989-A, FGIC Insured, 8.00%, 07/01/29 ..............................................       3,253,503
   4,585,000        Series 1989-D, AMBAC Insured, 7.30%, 07/01/09 .............................................       4,820,807
   1,500,000        Series 1992-I, MBIA Insured, 6.25%, 01/01/15 ..............................................       1,511,415
   1,500,000        Series 1994-F, MBIA Insured, 6.30%, 07/01/25 ..............................................       1,512,270
   3,940,000    Minnesota State Higher Educational Facilities Authority Revenue, Series 3, Connie Lee Insured,
                 6.50%, 01/01/17 ..............................................................................       4,071,163
                Minnetonka MFHR,
     350,000        Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...................................         369,058
   1,000,000        Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...................................       1,063,480
   2,720,000        Refunding, Brier Creek Project, Series A, GNMA Secured, 6.45%, 06/20/24 ...................       2,719,646
                Monticello ISD No. 882 GO,
     750,000        Series 1991, CGIC Insured, Pre-Refunded, 6.80%, 02/01/06 ..................................         811,193
   1,310,000        Series 1991, CGIC Insured, Pre-Refunded, 6.80%, 02/01/07 ..................................       1,416,883
   2,000,000    North St. Paul ISD No. 622, Maplewood, Series A, MBIA Insured, 7.10%, 02/01/19 ................       2,218,440
   5,475,000    Northeast Metropolitan ISD No. 916, CGIC Insured, 5.800%, 01/01/16 ............................       5,486,169
                Northern Municipal Power Agency, Electric System Revenue,
  11,900,000        Refunding, Series A, AMBAC Insured, 6.00%, 01/01/19 .......................................      11,959,024
   4,200,000        Refunding, Series A, AMBAC Insured, 6.00%, 01/01/20 .......................................       4,220,832
   3,500,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/17 .........................       3,888,220
   9,500,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 01/01/18 .........................      10,597,440
   4,000,000        Refunding, Series A, MBIA Insured, 6.00%, 01/01/20 ........................................       4,019,840
   5,000,000        Refunding, Series B, AMBAC Insured, 5.50%, 01/01/18 .......................................       4,788,950
   1,500,000        Series B, AMBAC Insured, Pre-Refunded, 7.40%, 01/01/18 ....................................       1,673,280
   8,090,000        Series C, AMBAC Insured, 6.125%, 01/01/20 .................................................       8,288,124
   2,000,000    Northfield College Facility Revenue, St. Olaf College Project, BIG Insured, Pre-Refunded, 8.00%,
                 10/01/18 .....................................................................................       2,217,840
   3,350,000    Owatonna Public Utilities Commission, Public Utilities Revenue, Refunding, Series A, AMBAC Insured,
                 5.45%, 01/01/16 ..............................................................................       3,195,431
   2,835,000    Perham ISD No. 549, CGIC Insured, 5.375%, 02/01/14 ............................................       2,708,871
                Plymouth Health Facilities Revenue, Westhealth Project,
   1,600,000        Series A, CGIC Insured, 6.25%, 06/01/16 ...................................................       1,652,880
   1,815,000        Series A, CGIC Insured, 6.125%, 06/01/24 ..................................................       1,842,606
   7,205,000    Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,
                 01/01/21 .....................................................................................       7,439,811
                Princeton ISD No. 477, Mille Lacs County,
   1,000,000        Refunding, FGIC Insured, 6.30%, 02/01/17 ..................................................       1,050,740
   2,540,000        Series A, CGIC Insured, 5.375%, 02/01/17 ..................................................       2,402,510

                Puerto Rico Commonwealth Public Improvement GO,
 $ 3,000,000        MBIA Insured, 6.50%, 07/01/23 .............................................................     $ 3,189,000
  10,000,000        Series 1989-A, FGIC Insured, Pre-Refunded, 7.375%, 07/01/04 ...............................      11,236,700
                Puerto Rico HFC, SFMR,
   1,835,000        Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ..................................       1,938,714
   1,150,000        Portfolio No. 1, Series D, GNMA Secured, 6.75%, 10/15/14 ..................................       1,193,447
     520,000        Portfolio No. 1, Series D, GNMA Secured, 6.85%, 10/15/24 ..................................         539,568
   1,145,000    Puerto Rico PBA, Public Education and Health Facilities, Refunding, Series M, CGIC Insured, 5.50%,
                 07/01/21 .....................................................................................       1,081,670
   1,300,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 07/01/14 ...................       1,401,309
                Robbinsdale Hospital Revenue,
   1,400,000        North Memorial Medical Center Project, Series B, AMBAC Insured, 5.45%, 05/15/13 ...........       1,344,616
   6,450,000        Refunding, North Memorial Medical Center Project, AMBAC Insured, Pre-Refunded, 7.375%,
                     01/01/19 .................................................................................       7,190,138
   2,000,000    Refunding, North Memorial Medical Center Project, Series A, AMBAC Insured, 5.45%, 05/15/13            1,920,880
   4,000,000    Refunding, North Memorial Medical Center Project, Series A, AMBAC Insured, 5.55%, 05/15/19            3,812,360
     400,000    Rochester Hospital Facilities Revenue, Rochester Methodist Hospital Project, Refunding,
                 FGIC Insured, Pre-Refunded, 8.75%, 06/01/05 ..................................................         431,656
                Roseville ISD No. 623,
   1,200,000        Series A, CGIC Insured, 5.80%, 02/01/19 ...................................................       1,196,868
   2,470,000        Series A, CGIC Insured, 5.85%, 02/01/24 ...................................................       2,463,035
   4,260,000        Series A, CGIC Insured, 6.00%, 02/01/25 ...................................................       4,284,026
   1,250,000        Series A, FGIC Insured, 6.00%, 02/01/23 ...................................................       1,255,175
   1,750,000    Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 08/01/18...................       1,699,355
   2,080,000    South Washington County ISD No. 833, Refunding, Series A, FGIC Insured, 6.125%, 06/01/10 ......       2,110,347
                Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
   5,000,000        Refunding, Series B, AMBAC Insured, 6.00%, 01/01/16 .......................................       5,103,150
   2,500,000        Series A, AMBAC Insured, 6.00%, 01/01/13 ..................................................       2,525,150
     300,000        Series A, BIG Insured, Pre-Refunded, 9.50%, 01/01/17 ......................................         311,382
   5,975,000        Series A, MBIA Insured, 5.00%, 01/01/12 ...................................................       5,551,970
  12,500,000        Series A, MBIA Insured, 6.00%, 01/01/13 ...................................................      12,625,750
   3,730,000        Series A, MBIA Insured, 5.75%, 01/01/18 ...................................................       3,692,625
   1,370,000        Series A, MBIA Insured, Pre-Refunded, 5.75%, 01/01/18 .....................................       1,386,728
                St. Cloud Hospital Facilities Revenue,
   2,000,000        Refunding, St. Cloud Hospital, Series 1990-C, AMBAC Insured, 7.00%, 07/01/07 ..............       2,205,060
   1,350,000        Refunding, St. Cloud Hospital, Series 1990-C, AMBAC Insured, 6.75%, 07/01/15 ..............       1,443,542
     695,000       gSt. Cloud Hospital, Series 1985-A, Pre-Refunded, 9.40%, 12/01/15 ..........................         718,109
   8,000,000        St. Cloud Hospital, Series 1990-B, AMBAC Insured, Pre-Refunded, 7.00%, 07/01/20 ...........       9,158,960
                St. Francis ISD No. 015,
   1,500,000        Series A, CGIC Insured, 6.35%, 02/01/13 ...................................................       1,573,230
   5,465,000        Series A, CGIC Insured, 6.375%, 02/01/16 ..................................................       5,720,598
                St. Louis Park Hospital Facilities Revenue,
   1,000,000        Refunding, Methodist Hospital Project, Series 1985-A, AMBAC Insured, 7.25%, 07/01/15 ......       1,110,970
   4,500,000        Refunding, Methodist Hospital Project, Series 1985-C, AMBAC Insured, Pre-Refunded, 7.25%,
                     07/01/18 .................................................................................       5,134,635
     440,000        Refunding, Methodist Hospital Project, Series 1990-A, AMBAC Insured, 7.20%, 07/01/03 ......         487,894
     920,000        Refunding, Methodist Hospital Project, Series 1990-A, AMBAC Insured, 7.25%, 07/01/04 ......       1,022,092
     500,000        Refunding, Methodist Hospital Project, Series 1990-A, AMBAC Insured, 7.30%, 07/01/05 ......         571,590
   4,115,000        Refunding, Methodist Hospital Project, Series 1990-A, AMBAC Insured, 7.25%, 07/01/08 ......       4,571,642
   1,350,000        Refunding, Methodist Hospital Project, Series 1990-C, AMBAC Insured, Pre-Refunded, 7.25%,
                     07/01/08 .................................................................................       1,540,391
   3,840,000    St. Louis Park MFHR, Rental Community Housing and Service Corp. Project, FHA Mortgage Insured,
                 FGIC Insured, 7.375%, 12/01/28 ...............................................................       3,954,509
 $ 1,200,000    St. Paul Housing and Redevelopment Authority Hospital Revenue, St. Paul-Ramsey Medical Center
                 Project, AMBAC Insured, 5.50%, 05/15/13 ......................................................     $ 1,164,252
   5,105,000    St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, CGIC Insured,
                 5.750%, 08/01/13 .............................................................................       5,031,794
                St. Paul Housing and Redevelopment Authority Revenue, Tax Increment,
     355,000        AMBAC Insured, Pre-Refunded, 7.20%, 09/01/01 ..............................................         374,301
     380,000        AMBAC Insured, Pre-Refunded, 7.25%, 09/01/02 ..............................................         400,843
     405,000        AMBAC Insured, Pre-Refunded, 7.30%, 09/01/03 ..............................................         427,409
                St. Paul ISD No. 625,
   1,075,000        Series C, MBIA Insured, 6.10%, 02/01/14 ...................................................       1,099,714
     500,000        Series C, MBIA Insured, 6.10%, 02/01/15 ...................................................         509,165
     200,000    St. Paul Port Authority, IDR, Series 1985-K, FGIC Insured, 9.50%, 12/01/14 ....................         206,427
   8,000,000    St. Paul Sewer Revenue, Series A, AMBAC Insured, 8.00%, 12/01/08 ..............................       8,864,640
   3,645,000    Stearns County Housing and Redevelopment Authority Lease Revenue, Refunding, Administration
                 Building Project, AMBAC Insured, 7.00%, 02/01/11 .............................................       3,793,824
   2,990,000    Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 02/01/15 ......................................       2,982,883
                University of Minnesota GO,
   2,100,000       gRefunding, Series 1986-A, Pre-Refunded, 7.625%, 02/01/05 ..................................       2,174,297
   2,300,000       gRefunding, Series 1986-A, Pre-Refunded, 7.75%, 02/01/10 ...................................       2,382,501
   1,400,000    Vadnais Heights Housing Development Revenue, Riverwood Housing Project, FGIC Insured, 7.50%,
                 08/01/09 .....................................................................................       1,405,963
     375,000    Wabasha ISD No. 811, Refunding, Series A, CGIC Insured, 5.20%, 02/01/12 .......................         352,500
                Waconia ISD No. 110, Carver County,
     630,000        Refunding, Series A, CGIC Insured, 5.25%, 02/01/10 ........................................         607,150
   1,500,000        Series A, FGIC Insured, 6.35%, 02/01/11 ...................................................       1,618,950
   3,150,000    Wadena ISD No. 819, Refunding, AMBAC Insured, 5.60%, 02/01/20 .................................       3,040,191
                Washington County Housing and Redevelopment Authority, Jail Facility Revenue,
   3,500,000        Refunding, MBIA Insured, 5.40%, 02/01/08 ..................................................       3,471,720
   3,000,000        Unlimited Tax, MBIA Insured, Pre-Refunded, 7.00%, 02/01/12 ................................       3,404,100
     190,000    Washington County SFRMR, Housing and Redevelopment Authority, City of Cottage Grove,
                 GNMA Secured, Series 1986, FGIC Insured, 7.60%, 12/01/11 .....................................         190,246
                Western Minnesota Municipal Power Agency, Power Supply Revenue,
   1,090,000        Refunding, Series A, AMBAC Insured, 7.00%, 01/01/13 .......................................       1,142,112
   7,000,000        Refunding, Series A, MBIA Insured, 6.875%, 01/01/09 .......................................       7,319,900
   5,425,000        Refunding, Series A, MBIA Insured, 5.50%, 01/01/15 ........................................       5,273,642
   1,875,000        Refunding, Series A, MBIA Insured, Pre-Refunded, 9.10%, 01/01/15 ..........................       1,943,774
                Western Minnesota Municipal Power Agency, Transmission Project Revenue,
   2,000,000        Refunding, AMBAC Insured, 6.75%, 01/01/16 .................................................       2,177,560
     200,000        Series A, AMBAC Insured, Pre-Refunded, 8.00%, 01/01/06 ....................................         206,645
   1,000,000        Series A, AMBAC Insured, Pre-Refunded, 8.125%, 01/01/16 ...................................       1,033,630
                                                                                                                  --------------
                      Total Long Term Investments (Cost $454,520,541) .........................................     475,989,353
                                                                                                                  --------------
               eShort Term Investments    .1%
     100,000    Duluth Tax Increment Revenue, Lake Superior Paper, Weekly VRDN and Put, 3.650%, 09/01/10 ......         100,000
     300,000    Minnetonka MFHR, Cliffs at Ridgedale, Weekly VRDN and Put, 3.650%, 03/01/09 ...................         300,000
     100,000    Puerto Rico Commonwealth, Government Development Bank, Refunding, Weekly VRDN and Put,
                 3.20%, 12/01/15 ..............................................................................         100,000
                                                                                                                  --------------
                      Total Short Term Investments (Cost $500,000) ............................................         500,000
                                                                                                                  --------------
                          Total Investments (Cost $455,020,541)  98.9% ........................................     476,489,353
                          Other Assets and Liabilities, Net  1.1% .............................................       5,043,726
                                                                                                                  --------------
                          Net Assets  100.0%...................................................................    $481,533,079
                                                                                                                  ==============

                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $455,021,535 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................    $ 23,287,982
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................      (1,820,164)
                                                                                                                  --------------
                  Net unrealized appreciation..................................................................    $ 21,467,818
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Agency
CGIC     - Capital Guaranty Insurance Co.
EDA      - Economic Development Authority
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
ISD      - Independent School District
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
SFMR     - Single Family Mortgage Revenue
SFRMR    - Single Family Residential Mortgage Revenue


eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

gSee note 1(c) regarding uninsured securities collateralized by U.S. govenment securities.

The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST


Statement of Investments in Securities and Net Assets, August 31, 1995 (unaudited)


     Face                                                                                                              Value
    Amount      Franklin Ohio Insured Tax-Free Income Fund                                                           (Note 1)
                Long Term Investments  98.0%
               Akron Bath Copley Joint Township Hospital District Revenue,
 $ 1,000,000        Akron General Medical Center Project, AMBAC Insured, 6.50%, 01/01/11 ......................     $ 1,045,400
   5,000,000        Akron General Medical Center Project, AMBAC Insured, 6.50%, 01/01/19 ......................       5,211,850
   2,000,000        Children's Hospital Medical Center, AMBAC Insured, Pre-Refunded, 7.45%, 11/15/20 ..........       2,317,160
     500,000    Akron GO, Limited Tax, FGIC Insured, 7.50%, 09/01/05 ..........................................         587,415
   1,000,000    Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 03/01/14 .................       1,017,100
   1,250,000    Allen County, Refunding, AMBAC Insured, 5.30%, 12/01/15 .......................................       1,166,138
   1,200,000    Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 .....................................       1,201,584
     600,000    Archbold Area Local School District GO, Refunding, MBIA Insured, 5.90%, 12/01/11 ..............         603,972
   1,075,000    Aurora City School District GO, Refunding & Improvement, FGIC Insured, 5.80%, 12/01/16 ........       1,063,240
                Bedford Sewer System Mortgage Revenue,
     310,000        AMBAC Insured, Pre-Refunded, 7.75%, 07/01/02 ..............................................         329,040
     335,000        AMBAC Insured, Pre-Refunded, 7.75%, 07/01/03 ..............................................         355,576
     360,000        AMBAC Insured, Pre-Refunded, 7.75%, 07/01/04 ..............................................         382,111
   2,000,000    Bellefontaine School District GO, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.125%, 12/01/11        2,321,340
     430,000    Belmont County, AMBAC Insured, 5.20%, 12/01/13 ................................................         400,240
                Berne and Union Local School District,
     640,000        Series A, AMBAC Insured, 5.40%, 12/01/11 ..................................................         618,458
     370,000        Series A, AMBAC Insured, 5.50%, 12/01/14 ..................................................         356,366
   1,450,000    Big Walnut Local School District, Delaware County Construction and Improvement, AMBAC Insured,
                 6.625%, 12/01/15 .............................................................................       1,535,086
   2,295,000    Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 ................................       2,480,000
                Butler County Hospital Facilities Revenue,
   2,150,000        Refunding & Improvement, Middletown Regional Hospital, FGIC Insured, 6.75%, 11/15/10 ......       2,311,680
   1,400,000        Series 1985-A, FGIC Insured, Pre-Refunded, 9.30%, 11/01/15 ................................       1,550,542
                Butler County Waterworks Revenue,
     790,000        AMBAC Insured, 6.35%, 12/01/08 ............................................................         841,445
     500,000        AMBAC Insured, 6.40%, 12/01/12 ............................................................         527,395
     400,000    Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ...................         420,144
   1,200,000    Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 ......................       1,259,112
     675,000    Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ...................................         687,623
   1,000,000    Chillicothe Sanitary Sewer System First Mortgage Revenue, BIG Insured, Pre-Refunded, 7.65%,
                 12/01/08 .....................................................................................       1,130,440
                Clermont County Hospital Facilities Revenue, Mercy Health System,
   2,000,000        Refunding, Province of Cincinnati, Series 1988-A, MBIA Insured, Pre-Refunded, 7.625%, 01/01/15    2,193,040
     515,000        Refunding, Province of Cincinnati, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/19 .         596,746
   1,735,000        Refunding, Province of Cincinnati, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/19 .       1,969,086
   1,500,000    Clermont County Road Improvement GO, AMBAC Insured, Pre-Refunded, 7.125%, 09/01/11 ............       1,708,965
                Clermont County Sewer System Revenue,
   4,280,000        Refunding, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 ...................................       4,819,580
   5,500,000        Series 1991, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/21 .................................       6,369,165
  11,000,000    Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 .................      10,915,630
                Cleveland Airport Systems Revenue,
   3,000,000        Series A, FGIC Insured, 6.25%, 01/01/20 ...................................................       3,059,070
   1,450,000        Series B, FGIC Insured, 6.10%, 01/01/24 ...................................................       1,473,142
   2,000,000    Cleveland GO, Series 1994, MBIA Insured, 6.70%, 11/15/18 ......................................       2,149,880
                Cleveland Waterworks First Mortgage Revenue,
   3,000,000        Refunding, Series D, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/12 .........................       3,186,810
   2,000,000        Refunding, Series F, AMBAC Insured, 6.25%, 01/01/16 .......................................       2,063,840
   5,000,000        Series F, AMBAC Insured, Pre-Refunded, 6.50%, 01/01/21 ....................................       5,605,100
   1,000,000        Series F-92, AMBAC Insured, 6.25%, 01/01/15 ...............................................       1,031,920
   1,000,000    Clinton-Massie Local School District, Refunding, Issue I, AMBAC Insured, 7.50%, 12/01/11 ......       1,139,640


 $ 1,360,000    Columbus City School District GO, Renovation & Improvement, FGIC Insured, Pre-Refunded,
                 6.65%, 12/01/12 ..............................................................................     $ 1,553,922
     975,000    Columbus GO, Limited Tax, FGIC Insured, 9.50%, 04/15/03 .......................................       1,270,649
   2,500,000   gColumbus Sewer System Revenue, Series A, Pre-Refunded, 8.00%, 06/01/08 ........................       2,624,275
   1,530,000    Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 .....................................       1,614,548
   1,650,000    Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%, 12/01/14      1,764,857
     100,000    Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ...............................         130,905
                Cuyahoga County Hospital Revenue,
   1,490,000        Deaconess Hospital of Cleveland, Series A, FGIC Insured, Pre-Refunded, 9.25%, 10/01/09 ....       1,525,417
  10,200,000        Metro Health System Project, MBIA Insured, 6.00%, 02/15/19 ................................      10,246,716
   2,685,000        Mt. Sinai Medical Center, AMBAC Insured, 6.625%, 11/15/21 .................................       2,820,378
   2,000,000        Refunding, Fairview General Hospital Project, AMBAC Insured, 5.50%, 08/15/19 ..............       1,895,560
   5,360,000        Refunding, University Hospital Health System, Series A, BIG Insured, 6.875%, 01/15/19 .....       5,626,499
                Cuyahoga County Utility System Revenue,
   1,000,000        Refunding, Medical Center Company Project, Series B, MBIA insured, 5.85%, 08/15/10 ........         991,120
   2,945,000        Refunding, Medical Center Company Project, Series B, MBIA insured, 6.10%, 08/15/15 ........       2,947,327
   5,200,000    Dayton Airport Revenue, James M. Cox Dayton International Airport, AMBAC Insured, 8.25%, 01/01/16     5,383,820
   1,395,000    Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 ................       1,471,795
                Defiance GO,
   1,000,000        MBIA Insured, 6.10%, 12/01/14 .............................................................       1,022,750
     750,000        MBIA Insured, 6.20%, 12/01/20 .............................................................         766,973
                Delphos Sewer System Revenue,
     450,000        CGIC Insured, 7.20%, 09/01/10 .............................................................         486,347
   1,100,000        CGIC Insured, 7.25%, 09/01/20 .............................................................       1,185,723
   2,000,000    Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ....................................       2,062,020
   1,625,000    Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ........................       1,646,028
   1,100,000    Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ..............................       1,124,233
   5,735,000    Dublin City School District, AMBAC Insured, 6.20%, 12/01/19 ...................................       5,867,823
     800,000    Dublin Local School District GO, Franklin, Delaware and Union Counties, Unlimited Tax for School
                 Buildings, Construction and Improvement, Series 1988, AMBAC Insured, Pre-Refunded, 7.30%,
                 12/01/05 .....................................................................................         889,512
   1,390,000    Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ..........................       1,532,239
   1,000,000    Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ..............................       1,008,160
   5,915,000    Fairfield County Hospital Improvement Revenue, Lancaster-Fairfield Community Hospital, Series A,
                 MBIA Insured, Pre-Refunded,  7.10%, 06/15/21 .................................................       6,796,690
                Findlay Waterworks System Revenue,
   1,000,000        Refunding, BIG Insured, 7.20%, 11/01/04 ...................................................       1,024,640
   3,500,000        Refunding, BIG Insured, 7.30%, 11/01/09 ...................................................       3,582,495
   2,500,000    Fostoria City School District GO, AMBAC Insured, 6.70%, 12/01/16 ..............................       2,682,900
   5,000,000    Franklin County Convention Facility Authority, Tax and Lease Revenue, Anticipation Bonds,
                 MBIA Insured, Pre-Refunded, 7.00%, 12/01/19 ..................................................       5,693,850
   2,000,000    Franklin County Hospital Revenue, Refunding & Improvement, Riverside United Hospital,
                 MBIA Insured, 7.25%, 05/15/20 ................................................................       2,150,540
   5,150,000    Granville Exempted Village School District, Unlimited Tax, AMBAC Insured,
                 Pre-Refunded, 7.15%, 12/01/15 ................................................................       6,041,568
                Green Local School District GO, Summit County,
   2,800,000        FGIC Insured, 5.875%, 12/01/14 ............................................................       2,812,264
   5,150,000        FGIC Insured, 5.90%, 12/01/19 .............................................................       5,162,000
   2,000,000    Hamilton County Health Care System Revenue, Refunding, Sisters of Charity, Good Samaritan Hospital,
                 MBIA Insured, Pre-Refunded, 7.625%, 08/01/12 .................................................       2,220,700

                Hamilton County Hospital Facilities Revenue,
 $ 2,000,000        Children's Hospital Medical Center, FGIC Insured, Pre-Refunded, 7.125%, 05/15/09 ..........     $ 2,188,380
     990,000        Christ Hospital, Series 1987, FGIC Insured, Pre-Refunded, 8.375%, 01/01/07 ................       1,101,128
   3,650,000        Refunding, Bethesda Hospital, Series A, AMBAC Insured, 6.25%, 01/01/12 ....................       3,779,867
                Hamilton County Sewer System Revenue,
   4,410,000       gMetropolitan Sewer District of Greater Cincinnati, Series A, Pre-Refunded, 7.50%, 12/01/10        4,616,035
   3,010,000        Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 ........................................       3,077,605
                Hamilton Electric System Mortgage Revenue,
  12,000,000        Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 ........................................      12,091,080
   2,340,000        Refunding, Series B, FGIC Insured, 6.30%, 10/15/25 ........................................       2,406,690
   9,500,000        Refunding, Series B, FGIC Insured, Pre-Refunded, 8.00%, 10/15/22 ..........................      10,713,910
   4,665,000    Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .................       4,832,100
     500,000    Hillard School District, Refunding, FGIC Insured, 6.55%, 12/01/05 .............................         564,460
                Hudson Local School District,
   2,750,000        Refunding, FGIC Insured, 5.60%, 12/15/14 ..................................................       2,680,150
   3,350,000        Series A, FGIC Insured, Pre-Refunded, 7.10%, 12/15/13 .....................................       3,833,137
   1,000,000    Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 ........................         985,750
                Jackson Local School District, Stark and Summit Counties School Building,
   2,750,000        Construction and Improvement, MBIA Insured, 5.40%, 12/01/13 ...............................       2,591,518
   4,060,000        Construction and Improvement, MBIA Insured, 5.50%, 12/01/21 ...............................       3,782,824
     500,000    Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 ....................................         486,030
     225,000    Kent Sewer System Mortgage Revenue, Series 1985, AMBAC Insured, Pre-Refunded, 8.875%,
                 12/01/05 .....................................................................................         234,437
   1,195,000    Kent State University, University Revenues, AMBAC Insured, 6.45%, 05/01/12 ....................       1,257,104
                Kettering City School District,
   1,000,000        FGIC Insured, 5.30%, 12/01/14 .............................................................         940,180
   1,000,000        FGIC Insured, 5.25%, 12/01/22 .............................................................         903,590
                Lake County Hospital Improvement Revenue, Lake Hospital System, Inc.,
   1,940,000        Series B and C, AMBAC Insured, 7.875%, 01/01/05 ...........................................       2,062,977
   2,185,000        Series B and C, AMBAC Insured, 8.00%, 01/01/13 ............................................       2,313,587
   2,560,000        Series B and C, AMBAC Insured, Pre-Refunded, 7.875%, 01/01/05 .............................       2,739,789
   2,815,000        Series B and C, AMBAC Insured, Pre-Refunded, 8.00%, 01/01/13 ..............................       3,016,047
   1,000,000    Lake Local School District, Stark County, AMBAC Insured, 6.25%, 12/01/09 ......................       1,062,840
   3,200,000    Lakota Local District GO, AMBAC Insured, 6.125%, 12/01/17 .....................................       3,261,760
                Liberty Benton Local School District,
   2,000,000        AMBAC Insured, 6.00%, 12/01/15 ............................................................       2,029,180
   2,045,000        AMBAC Insured, 6.10%, 12/01/19 ............................................................       2,083,078
                Lucas County GO,
     120,000        Limited Tax, FGIC Insured, 8.00%, 12/01/06 ................................................         141,557
     110,000        Limited Tax, FGIC Insured, 8.00%, 12/01/08 ................................................         130,552
     120,000        Limited Tax, FGIC Insured, 8.00%, 12/01/09 ................................................         143,382
     220,000        Limited Tax, FGIC Insured, 8.00%, 12/01/10 ................................................         262,280
   3,200,000    Lucas County Hospital Revenue, The Toledo Hospital, MBIA Insured, Pre-Refunded, 7.50%, 11/15/14       3,573,216
                Mahoning County GO,
   1,500,000        Limited Tax, Bridge Improvement, AMBAC Insured, 7.20%, 12/01/09 ...........................       1,665,870
   1,500,000        Unlimited Tax, Bridge Improvement, AMBAC Insured, 7.15%, 12/01/04 .........................       1,650,225
   2,000,000    Mahoning County Hospital Facilities Revenue, YHA, Inc. Project, Series B, MBIA Insured, 7.00%,
                 10/15/08 .....................................................................................       2,179,940
   2,500,000    Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC Insured,
                 6.70%, 12/01/09 ..............................................................................       2,696,050
   1,000,000    Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 .......................       1,035,400
     500,000    Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07  .........................         540,565

                Marysville Water Systems,
 $ 1,000,000        Refunding, AMBAC Insured, 5.40%, 12/01/13 .................................................      $  940,250
   1,500,000        Refunding, AMBAC Insured, 5.50%, 12/01/18 .................................................       1,408,275
   1,935,000    Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ....................................       1,959,865
                Massillon City School District GO,
   1,500,000        Series 1, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/11 ....................................       1,689,105
   1,000,000        Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 12/01/11 ...............................       1,148,040
   2,755,000    Maumee Hospital Revenue, Refunding, Saint Luke's Hospital Project, AMBAC Insured, 5.80%,
                 12/01/14 .....................................................................................       2,765,992
   3,000,000    Medina City School District, FGIC Insured, 6.20%, 12/01/18 ....................................       3,069,480
                Mentor Exempted Village School District,
   1,000,000        MBIA Insured, 5.375%, 12/01/11 ............................................................         963,720
   2,000,000        MBIA Insured, 6.625%, 12/01/13 ............................................................       2,149,060
   2,040,000        MBIA Insured, Pre-Refunded, 7.40%, 12/01/11 ...............................................       2,320,663
                Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care, Inc.,
     525,000        Series A, BIG Insured, 8.375%, 05/01/13 ...................................................         563,960
   1,340,000        Series B, MBIA Insured, 6.50%, 05/01/21 ...................................................       1,394,659
                Montgomery County Greater Moraine-Beaver Creek Sewer Revenue,
     500,000        Series A, FGIC Insured, Pre-Refunded, 7.45%, 09/01/00 .....................................         527,630
     500,000        Series A, FGIC Insured, Pre-Refunded, 7.50%, 09/01/01 .....................................         527,870
   3,800,000        Series A, FGIC Insured, Pre-Refunded, 7.75%, 09/01/11 .....................................       4,020,932
                Montgomery County Hospital Facilities Revenue,
     300,000        Miami Valley Hospital, Series 1985-A, FGIC Insured, 9.25%, 12/01/00 .......................         309,447
     250,000        Miami Valley Hospital, Series 1985-A, FGIC Insured, 9.375%, 12/01/05 ......................         257,945
  15,000,000        Refunding, Kettering Medical Center Project, MBIA Insured, 7.40%, 04/01/09 ................      16,173,750
   5,000,000        Refunding, Kettering Medical Center Project, MBIA Insured, 7.50%, 04/01/14 ................       5,356,750
                Montgomery County Revenue,
   1,600,000        Refunding, Miami Valley Hospital, Series A, AMBAC Insured, 6.25%, 11/15/12 ................       1,654,016
   3,250,000        Refunding, Miami Valley Hospital, Series A, AMBAC Insured, 6.25%, 11/15/16 ................       3,348,053
   1,780,000        Sisters of Charity Health Care, Series A, AMBAC Insured, 6.25%, 05/15/14 ..................       1,835,892
   1,565,000        Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 05/15/21 ..................       1,636,129
                Muskingum County,
   1,000,000        Ohio County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 ...................       1,112,200
   1,695,000        Ohio Justice Center Improvement, AMBAC Insured, 6.375%, 12/01/17 ..........................       1,755,173
   2,000,000    New Philadelphia City School District, School and Improvement, AMBAC Insured, 6.25%, 12/01/17 .       2,067,300
   1,500,000    New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 09/01/09 .............       1,622,325
   1,000,000    Newark Water System, AMBAC Insured, 6.00%, 12/01/18 ...........................................       1,009,790
   3,800,000    North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ..............................................       3,915,444
   1,000,000    North Ridgeville, AMBAC Insured, 5.125%, 12/01/13 .............................................         922,430
   2,900,000    North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 .....................       2,998,049
     455,000    Northeast Regional Sewer District Wastewater Revenue, AMBAC Insured, 6.50%, 11/15/16 ..........         475,962
      25,000    Northeast Regional Sewer District Water Resource Revenue, Junior Lien, MBIA Insured, ETM
                 10/01/96, 9.80%, 10/01/96 ....................................................................          25,853
   2,000,000    Northwest Local School District, Scioto County, AMBAC Insured, 7.05%, 12/01/14 ................       2,182,360
   1,000,000    Norwalk Waterworks System Revenue, Series 1990, AMBAC Insured, 7.20%, 04/01/15 ................       1,072,080
                Ohio Capital Corp. for Housing Mortgage Revenue,
   2,000,000        Refunding, MBIA Insured, 6.35%, 07/01/22 ..................................................       2,004,700
   4,215,000        Refunding, MBIA Insured, 6.90%, 07/01/24 ..................................................       4,306,170
   3,500,000        Refunding, Series J, MBIA Insured, 6.50%, 01/01/25 ........................................       3,551,275
   1,625,000        Refunding, Westview Apartments, Series A, MBIA Insured, 6.125%, 01/01/15 ..................       1,625,471
   2,565,000        Refunding, Westview Apartments, Series A, MBIA Insured, 6.25%, 01/01/23 ...................       2,564,692
     780,000    Ohio HFA, MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .........................         838,461
                Ohio HFA, SFMR,
 $ 3,035,000        Series 1988-C, GNMA Secured, 8.00%, 09/01/08 ..............................................     $ 3,245,811
   2,850,000        Series 1988-C, GNMA Secured, 8.125%, 03/01/20 .............................................       3,005,724
   4,250,000        Series 1989-A, GNMA Secured, 7.65%, 03/01/29 ..............................................       4,521,958
   1,175,000        Series 1990-B, GNMA Secured, 7.40%, 09/01/15 ..............................................       1,229,591
   2,725,000        Series 1990-C, GNMA Secured, 7.85%, 09/01/21 ..............................................       2,891,252
   1,470,000        Series 1990-D, GNMA Secured, 7.50%, 09/01/13 ..............................................       1,550,630
   4,190,000        Series 1990-I, GNMA Secured, 7.60%, 09/01/16 ..............................................       4,364,430
   4,935,000        Series 1991-D, GNMA Secured, 7.05%, 09/01/16 ..............................................       5,064,939
  13,000,000    Ohio Municipal Electric Generation Agency, Joint Venture, AMBAC Insured, 5.625%, 02/15/16 .....      12,744,290
                Ohio State Air Quality Development Authority Revenue,
   4,000,000        Columbus Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .........................       4,153,520
   1,000,000        PCR, Refunding, FGIC Insured, 7.45%, 03/01/16 .............................................       1,113,810
   7,000,000        PCR, Refunding, Pennsylvania Power Co., AMBAC Insured, 6.45%, 05/01/27 ....................       7,295,750
   5,000,000        Refunding, Cincinnati Gas & Electric, MBIA Insured, 5.45%, 01/01/24 .......................       4,704,700
   1,230,000        Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 01/01/29 .............................       1,261,845
  15,245,000        Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 04/01/29 .............................      15,639,693
  13,000,000    Ohio State Building Authority, Adult Correctional Facility, Series A, MBIA Insured, 6.125%, 10/01/13 13,426,660
   1,100,000    Ohio State Department of Transportation, COP, Panhandle Rail Line Project, Series A, CGIC Insured,
                 6.50%, 04/15/12 ..............................................................................       1,162,194
                Ohio State Higher Educational Facility Commission Revenue,
   2,500,000        Dayton University Project, FGIC Insured, 7.25%, 12/01/12 ..................................       2,741,225
   1,300,000        Dayton University Project, FGIC Insured, 5.80%, 12/01/14 ..................................       1,300,923
   1,725,000        Dayton University Project, FGIC Insured, 6.75%, 12/01/15 ..................................       1,852,184
   1,135,000        Northern University Project, FGIC Insured, Pre-Refunded, 7.30%, 05/15/10 ..................       1,275,615
   1,000,000        Wittenberg University Project, FGIC Insured, 7.85%, 06/01/07 ..............................       1,075,850
   1,500,000        Xavier University Project, MBIA Insured, Pre-Refunded, 7.625%, 11/01/08 ...................       1,652,430
   2,420,000    Ohio State Water Development Authority, PCR Facilities, Refunding, PA Power Co. Project, AMBAC
                 Insured, 6.15%, 08/01/23 .....................................................................       2,469,925
                Ohio State Water Development Authority Revenue,
     380,000        AMBAC Insured, 9.375%, 12/01/18 ...........................................................         394,440
   3,500,000        Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 .......................................       3,502,555
   5,000,000        Refunding, Dayton Power, Series A, AMBAC Insured, 6.40%, 08/15/27 .........................       5,185,600
   1,000,000        Refunding & Improvement, AMBAC Insured, 5.50%, 12/01/11 ...................................         982,010
   2,000,000        Series I, AMBAC Insured, ETM 06/01/00, 7.00%, 12/01/09 ....................................       2,325,680
                Olentangy Local School District GO,
     375,000        BIG Insured, 7.75%, 12/01/08 ..............................................................         456,341
     375,000        BIG Insured, 7.75%, 12/01/09 ..............................................................         456,671
     375,000        BIG Insured, 7.75%, 12/01/10 ..............................................................         456,000
   1,000,000        MBIA Insured, 6.35%, 12/01/17 .............................................................       1,040,820
   1,000,000    Olmsted Falls Local School District, FGIC Insured, 7.05%, 12/15/11 ............................       1,119,820
   2,500,000    Orrville Electric System Mortgage Revenue, Refunding, Series A & B, AMBAC Insured, 7.50%,
                 12/01/10 .....................................................................................       2,729,300
   4,100,000    Orrville Sewer System Revenue, Improvement Mortgage, MBIA Insured, 7.875%, 12/01/12 ...........       4,443,047
   1,150,000    Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ....................       1,177,554
                Ottawa County GO,
     400,000        AMBAC Insured, 5.75%, 12/01/14 ............................................................         392,208
   1,500,000        Catawba Isle, AMBAC Insured, 7.00%, 09/01/11 ..............................................       1,633,500
   1,950,000    Ottawa County Sewer System Revenue, Refunding, Danbury Project, AMBAC Insured, 5.50%,
                 10/01/14 .....................................................................................       1,896,083
   3,225,000    Oxford Water Supply System Mortgage Revenue, AMBAC Insured, Pre-Refunded, 7.625%, 12/01/14 ....       3,617,257

                Painesville Township Local School District GO,
 $ 3,240,000        Lake County, FGIC Insured, 5.625%, 12/01/09 ...............................................     $ 3,240,907
   4,490,000        Lake County, FGIC Insured, 5.65%, 12/01/15 ................................................       4,425,658
   2,000,000    Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 ...................       2,027,260
                Pickerington Local School District GO,
   1,000,000        Construction and Improvement, FGIC Insured, 5.375%, 12/01/19 ..............................         930,220
   1,000,000        Refunding, AMBAC Insured, 5.55%, 12/01/07 .................................................       1,025,030
                Puerto Rico Commonwealth Public Improvement,
   1,000,000        MBIA Insured, Pre-Refunded, 6.50%, 07/01/09 ...............................................       1,127,320
   2,000,000        Refunding, MBIA Insured, 5.75%, 07/01/24 ..................................................       1,961,180
  11,000,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 07/01/21 ...................      11,025,520
                Revere Local School District,
   2,000,000        AMBAC Insured, 5.25%, 12/01/16 ............................................................       1,839,000
   1,600,000        AMBAC Insured, 6.00%, 12/01/16 ............................................................       1,621,808
   1,300,000    Reynoldsburg City School District, FGIC Insured, 6.55%, 12/01/17 ..............................       1,366,924
   1,000,000    Richland County Hospital Improvement Mortgage Revenue, Refunding, Mansfield General Hospital
                 Project, AMBAC Insured, 9.375%, 12/01/09 .....................................................       1,031,880
   1,200,000    Rural Lorain County Water Authority, Water Resource Revenue, Refunding, AMBAC Insured,
                 Pre-Refunded, 7.70%, 10/01/08 ................................................................       1,342,692
     600,000    Saint Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .................         647,472
     750,000    Saint Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...............................         809,340
   2,000,000    Salem GO, AMBAC Insured, 6.50%, 12/01/06 ......................................................       2,213,580
   1,000,000    South Euclid Lyndhurst City School District, FGIC Insured, 5.30%, 12/01/14 ....................         934,700
     700,000    South Range Local School District, MBIA Insured, 6.15%, 12/01/18 ..............................         714,847
                South-Western City School District of Ohio, Franklin and Pickway Counties,
     490,000        FGIC Insured, ETM 12/01/03, 7.875%, 12/01/03 ..............................................         595,179
     550,000        FGIC Insured, ETM 12/01/04, 7.875%, 12/01/04 ..............................................         674,922
     600,000        FGIC Insured, ETM 12/01/06, 7.875%, 12/01/06 ..............................................         743,916
     600,000        FGIC Insured, ETM 12/01/07, 7.875%, 12/01/07 ..............................................         721,440
                SouthWest Regional Water District, Water Revenue,
   1,000,000        MBIA Insured, 6.00%, 12/01/15 .............................................................       1,012,110
     700,000        MBIA Insured, 6.00%, 12/01/20 .............................................................         705,614
   1,125,000    Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 ...................       1,062,653
                Springfield City School District,
   1,220,000        Clark County, AMBAC Insured, 6.40%, 12/01/12 ..............................................       1,283,220
   1,000,000        Clark County, AMBAC Insured, 6.60%, 12/01/12 ..............................................       1,060,420
   2,500,000    Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ....................................       2,447,400
   3,830,000   gStark County Hospital Facilities Revenue, Refunding, Timken Mercy Medical Center, Series A,
                 Pre-Refunded, 7.50%, 12/01/07 ................................................................       4,074,737
   8,500,000    Stark County Sanitary Sewer System Revenue, Series A, MBIA Insured, Pre-Refunded, 7.75%,
                 11/15/18 .....................................................................................       9,554,255
   2,075,000    Steubenville City School District, Series A, AMBAC Insured, 6.20%, 12/01/17 ...................       2,126,896
   1,750,000    Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ................................       1,853,145
                Summit County GO,
     660,000        Limited Tax, Building Improvement, AMBAC Insured, Pre-Refunded, 8.00%, 12/01/07 ...........         727,498
     355,000        Limited Tax, Capital Improvement, AMBAC Insured, Pre-Refunded, 8.00%, 12/01/07 ............         391,306
   3,530,000        Limited Tax, County Jail Improvement, AMBAC Insured, Pre-Refunded, 7.85%, 12/01/08 ........       3,983,181
     795,000        Limited Tax, Justice Facilities, AMBAC Insured, Pre-Refunded, 8.00%, 12/01/07 .............         876,305
   1,000,000        Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 08/01/08 ..........................       1,101,630
     690,000        Limited Tax, Sewer System Improvement, AMBAC Insured, Pre-Refunded, 8.00%, 12/01/07 .......         760,566
     500,000        Limited Tax, Water System Improvement, AMBAC Insured, Pre-Refunded, 8.00%, 12/01/07 .......         551,135

                Toledo GO,
 $ 3,715,000        AMBAC Insured, 5.95%, 12/01/15 ............................................................     $ 3,753,190
     500,000        Limited Tax, FGIC Insured, 7.375%, 12/01/00 ...............................................         558,200
     400,000        Limited Tax, FGIC Insured, 7.375%, 12/01/02 ...............................................         449,556
     650,000        Limited Tax, FGIC Insured, 7.375%, 12/01/03 ...............................................         733,441
     650,000        Limited Tax, FGIC Insured, 7.375%, 12/01/04 ...............................................         742,827
     650,000        Limited Tax, FGIC Insured, 7.375%, 12/01/05 ...............................................         746,545
     625,000        Limited Tax, FGIC Insured, 7.375%, 12/01/06 ...............................................         718,206
   4,500,000        Limited Tax, MBIA Insured, 6.50%, 12/01/11 ................................................       4,765,230
                Toledo Sewerage System Mortgage Revenue,
   2,320,000        Series 1988-B, MBIA Insured, 7.75%, 11/15/17 ..............................................       2,547,592
   3,680,000        Series 1988-B, MBIA Insured, Pre-Refunded, 7.75%, 11/15/17 ................................       4,136,430
                Trumbull County GO,
   3,000,000        Hillside Hospital Project, Series 1990, CGIC Insured, Pre-Refunded, 7.125%, 12/01/14 ......       3,478,140
   1,500,000        Refunding, AMBAC Insured, 5.30%, 12/01/14 .................................................       1,393,890
                Trumbull County Hospital Revenue,
   1,000,000        Refunding & Improvement, Series A, FGIC Insured, 6.25%, 11/15/12 ..........................       1,040,140
   2,000,000        Refunding, Series B, FGIC Insured, 6.90%, 11/15/12 ........................................       2,161,560
   4,000,000    Twinsburg City School District, CGIC Insured, 6.70%, 12/01/11 .................................       4,280,840
   1,600,000    University of Cincinnati, COP, MBIA Insured, 6.75%, 12/01/09 ..................................       1,733,200
                University of Toledo General Receipt,
   2,535,000        FGIC Insured, 5.30%, 06/01/18 .............................................................       2,345,686
   2,350,000        MBIA Insured, Pre-Refunded, 7.65%, 06/01/08 ...............................................       2,605,680
   3,450,000        MBIA Insured, Pre-Refunded, 7.70%, 06/01/18 ...............................................       3,829,776
   4,000,000        Refunding, FGIC Insured, Series A, 5.90%, 06/01/20 ........................................       4,005,200
   1,000,000    Urbana Wastewater Treatment Plant GO, AMBAC Insured, 7.05%, 12/01/11 ..........................       1,097,360
   1,400,000    Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ..................................       1,538,712
   1,250,000    Warren County, Ohio Sewer Revenue, Series A, FGIC Insured, Pre-Refunded, 7.20%, 12/01/15 ......       1,435,050
   2,000,000    Warren County Waterworks District Revenue, Refunding, FGIC Insured, 5.45%, 12/01/15 ...........       1,930,900
                Warren GO,
   2,415,000        MBIA Insured, 6.65%, 11/01/12 .............................................................       2,585,958
   1,015,000        Refunding, AMBAC Insured, 5.50%, 11/15/13 .................................................         978,744
   1,150,000    Washington City Water System Revenue, AMBAC Insured, 5.30%, 12/01/13 ..........................       1,083,231
     500,000    Washington County Hospital Revenue, Refunding, Marietta Memorial Hospital, AMBAC Insured,
                 Pre-Refunded, 9.00%, 06/01/98 ................................................................         528,635
   5,000,000    Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, Refunding, St. Ann's
                 Hospital, Series B, AMBAC Insured, 7.00%, 09/15/12 ...........................................       5,457,600
   2,000,000    Wilmington City School District, FGIC Insured, 6.30%, 12/01/14 ................................       2,061,900
     500,000    Woodmore Local School District, Refunding, AMBAC Insured, 5.65%, 12/01/08 .....................         510,475
   8,700,000    Wooster City School District, AMBAC Insured, 6.50%, 12/01/17 ..................................       9,431,670
   2,350,000    Worthington City School District, Refunding, FGIC Insured, 6.375%, 12/01/12 ...................       2,446,233
   2,250,000    Youngstown State University, General Receipts, AMBAC Insured, 6.00%, 12/15/16 .................       2,290,330
                                                                                                                  --------------
                      Total Long Term Investments (Cost $613,550,193) .........................................     648,903,630
                                                                                                                  --------------
                Short Term Investments  .1%
     420,000    Franklin County Hospital Revenue, Refunding & Improvement, Grant Medical Center Project, Series A,
                 MBIA Insured, ETM 12/01/95, 8.50%, 12/01/95 ..................................................         424,759
     500,000   eMontgomery County Hospital Facilities Revenue, Sisters of Charity Maria Joseph, Weekly VRDN and
                 put, 4.00%, 02/01/99 .........................................................................         500,000
                                                                                                                  --------------
                      Total Short Term Investments (Cost $920,884) ............................................         924,759
                                                                                                                  --------------
                          Total Investments (Cost $614,471,077)  98.1% ........................................     649,828,389
                          Other Assets and Liabilities, Net  1.9% .............................................      12,627,119
                                                                                                                  --------------
                          Net Assets  100.0% ..................................................................    $662,455,508
                                                                                                                  ==============


                At August 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $614,535,869 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................    $ 37,673,615
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................      (2,381,095)
                                                                                                                  --------------
                  Net unrealized appreciation .................................................................    $ 35,292,520
                                                                                                                  ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
YHA      - Young's Town Hospital

eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

gSee Note 1(c) regarding uninsured securities collateralized by U.S. government securities.

The accompanying notes are an integral part of these financial statements.





FRANKLIN TAX-FREE TRUST

Financial Statements (unaudited)

Statements of Assets and Liabilities
August 31, 1995 (unaudited)


                                                                    Franklin       Franklin                          Franklin
                                                                 Arizona InsuredFlorida Insured    Franklin        Massachusetts
                                                                    Tax-Free       Tax-Free    Insured Tax-Free  Insured Tax-Free
                                                                   Income Fund    Income Fund     Income Fund       Income Fund
                                                                    ---------      ---------      -----------       ----------
Assets:
 Investments in securities:
  At identified cost...........................................   $27,911,734    $53,903,775   $1,567,322,828     $272,149,599
                                                                    =========      =========      ===========       ==========
  At value.....................................................    28,490,003     54,593,236    1,671,193,154      291,308,016
 Cash..........................................................        35,718         87,012              250           64,348
 Receivables:
  Interest.....................................................       319,163        974,881       25,800,678        4,480,893
  Capital shares sold..........................................        82,967        341,191        1,960,877           72,850
  Investment securities sold...................................            --             --        1,825,818               --
                                                                    ---------      ---------      -----------       ----------
      Total assets.............................................    28,927,851     55,996,320    1,700,780,777      295,926,107
                                                                    ---------      ---------      -----------       ----------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery............................................            --             --        2,001,736               --
   When-issued basis (Note 1)..................................            --             --        1,984,950          241,984
  Distributions payable to shareholders........................        43,146         83,356        2,736,573          470,168
  Capital shares repurchased...................................            --        270,117        1,402,372           41,161
  Management fees..............................................            --          5,239          655,384          131,445
  Distribution fees............................................         3,926          5,102          321,064           39,263
  Shareholder servicing costs..................................         2,004            455           23,076            3,688
 Accrued expenses and other liabilities........................            --          4,913           76,251           23,047
                                                                    ---------      ---------      -----------       ----------
      Total liabilities........................................        49,076        369,182        9,201,406          950,756
                                                                    ---------      ---------      -----------       ----------
Net assets, at value...........................................   $28,878,775    $55,627,138   $1,691,579,371     $294,975,351
                                                                    =========      =========      ===========       ==========
Net assets consist of:
 Undistributed net investment income...........................     $  60,139      $  10,448     $  1,082,785       $  216,397
 Unrealized appreciation on investments........................       578,269        689,461      103,870,326       19,158,418
 Accumulated net realized loss.................................      (423,506)    (1,339,660)     (11,708,028)      (3,933,590)
 Class I capital shares........................................    28,663,873     56,266,889    1,596,394,689      278,293,453
 Class II capital shares.......................................            --             --        1,939,599        1,240,673
                                                                    ---------      ---------      -----------       ----------
Net assets, at value...........................................   $28,878,775    $55,627,138   $1,691,579,371     $294,975,351
                                                                    =========      =========      ===========       ==========
Class I Shares:
 Net assets, at value..........................................   $28,878,775    $55,627,138   $1,689,632,008     $293,729,401
                                                                    =========      =========      ===========       ==========
 Shares outstanding............................................     2,866,818      5,699,548      139,395,665       25,553,390
                                                                    =========      =========      ===========       ==========
 Net asset value per share*....................................        $10.07          $9.76           $12.12           $11.49
                                                                    =========      =========      ===========       ==========
Class II Shares:
 Net assets, at value..........................................            --             --     $  1,947,363      $ 1,245,950
                                                                    =========      =========      ===========       ==========
 Shares outstanding............................................            --             --          160,257          108,103
                                                                    =========      =========      ===========       ==========
 Net asset value per share*....................................            --             --           $12.15           $11.53
                                                                    =========      =========      ===========       ==========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



FRANKLIN TAX-FREE TRUST

Financial Statements (unaudited) (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1995 (unaudited)
                                                                                    Franklin       Franklin            Franklin
                                                                               Michigan Insured    Minnesota Insured  Ohio Insured
                                                                                   Tax-Free         Tax-Free           Tax-Free
                                                                                  Income Fund      Income Fund         Income Fund
                                                                                  -----------      -----------         ----------
Assets:
 Investments in securities:
  At identified cost........................................................   $  996,455,157     $455,020,541    $614,471,077
                                                                                  ===========      ===========      ==========
  At value..................................................................    1,051,506,499      476,489,353     649,828,389
 Cash.......................................................................          343,670        2,191,938         496,154
 Receivables:
  Interest..................................................................       18,968,416        5,657,881      11,446,232
  Capital shares sold.......................................................          759,509          267,886         668,874
  Investment securities sold................................................        6,660,281           30,095       1,516,500
                                                                                  -----------     -----------      ----------
      Total assets..........................................................    1,078,238,375      484,637,153     663,956,149
                                                                                  -----------      -----------      ----------
Liabilities:
 Payables:
  Investment securities purchased:
  Regular delivery..........................................................               --        2,001,736              --
  Distributions payable to shareholders.....................................        1,712,845          746,136       1,041,169
  Capital shares repurchased................................................          232,817           53,540          40,492
  Management fees...........................................................          424,200          201,411         269,265
  Distribution fees.........................................................          139,686           66,987          88,240
  Shareholder servicing costs...............................................           15,063            9,050           9,877
 Accrued expenses and other liabilities.....................................           59,068           25,214          51,598
                                                                                  -----------      -----------      ----------
      Total liabilities.....................................................        2,583,679        3,104,074       1,500,641
                                                                                  -----------      -----------      ----------
Net assets, at value........................................................   $1,075,654,696     $481,533,079    $662,455,508
                                                                                  ===========      ===========      ==========
Net assets consist of:
 Undistributed net investment income........................................        $ 262,662        $ 509,842      $  159,622
 Unrealized appreciation on investments.....................................       55,051,342       21,468,812      35,357,312
 Accumulated net realized loss..............................................         (623,066)         (58,609)     (7,348,434)
 Class I capital shares.....................................................    1,019,523,427      459,249,276     632,909,921
 Class II capital shares....................................................        1,440,331          363,758       1,377,087
                                                                                  -----------      -----------      ----------
Net assets, at value........................................................   $1,075,654,696     $481,533,079    $662,455,508
                                                                                  ===========      ===========      ==========
Class I Shares:
 Net assets, at value.......................................................   $1,074,210,981     $481,167,032    $661,070,797
                                                                                  ===========      ===========      ==========
 Shares outstanding.........................................................       90,121,356       40,019,575      54,786,828
                                                                                  ===========      ===========      ==========
 Net asset value per share*.................................................           $11.92           $12.02          $12.07
                                                                                  ===========      ===========      ==========
Class II Shares:
 Net assets, at value.......................................................     $  1,443,715       $  366,047     $ 1,384,711
                                                                                  ===========      ===========      ==========
 Shares outstanding.........................................................          120,667           30,382         114,543
                                                                                  ===========      ===========      ==========
 Net asset value per share*.................................................           $11.96           $12.05          $12.09
                                                                                  ===========      ===========      ==========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1995 (unaudited)

                                                                    Franklin       Franklin                          Franklin
                                                                 Arizona InsuredFlorida Insured    Franklin        Massachusetts
                                                                    Tax-Free       Tax-Free    Insured Tax-Free  Insured Tax-Free
                                                                   Income Fund    Income Fund     Income Fund       Income Fund
                                                                    ---------      ---------      -----------       ----------
Investment income:
 Interest (Note 1).............................................    $  737,252     $1,500,301      $54,483,039       $9,357,368
                                                                    ---------      ---------      -----------       ----------
Expenses:
 Management fees, net (Note 5).................................            --         31,731        3,903,317          780,829
 Distribution fees - Class I (Note 5)..........................        12,604         25,137          744,753          114,701
 Distribution fees - Class II (Note 5).........................            --             --            1,636            1,531
 Shareholder servicing costs (Note 5)..........................            --          4,812          143,892           27,411
 Reports to shareholders.......................................            --         12,069          169,056           38,531
 Custodian fees................................................            --          2,475           68,154           12,589
 Registration and filing fees..................................            --          5,255           86,205            4,426
 Professional fees.............................................            --          1,158           22,020            4,354
 Trustees' fees and expenses...................................            --            254           13,014            2,278
 Insurance (Note 1)............................................            --            304            1,725            1,917
 Other.........................................................            --          7,071           74,425           18,851
                                                                    ---------      ---------      -----------       ----------
      Total expenses, net......................................        12,604         90,266        5,228,197        1,007,418
                                                                    ---------      ---------      -----------       ----------
          Net investment income ...............................       724,648      1,410,035       49,254,842        8,349,950
                                                                    ---------      ---------      -----------       ----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)......................................        12,552        (19,645)       1,221,838         (249,594)
 Net unrealized appreciation...................................       646,830      1,228,628       20,977,958        4,358,329
                                                                    ---------      ---------      -----------       ----------
 Net realized and unrealized gain on investments...............       659,382      1,208,983       22,199,796        4,108,735
                                                                    ---------      ---------      -----------       ----------
 Net increase in net assets resulting from operations..........    $1,384,030     $2,619,018      $71,454,638      $12,458,685
                                                                    =========      =========      ===========       ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1995 (unaudited)

                                                                                   Franklin         Franklin         Franklin
                                                                               Michigan Insured Minnesota Insured  Ohio Insured
                                                                                   Tax-Free         Tax-Free         Tax-Free
                                                                                  Income Fund      Income Fund      Income Fund
                                                                                  -----------      -----------      ----------
Investment income:
 Interest (Note 1)..........................................................      $33,714,671      $15,242,490     $20,807,711
                                                                                  -----------      -----------      ----------
Expenses:
 Management fees (Note 5)...................................................        2,514,435        1,206,271       1,607,780
 Distribution fees - Class I (Note 5).......................................          417,978          192,014         260,407
 Distribution fees - Class II (Note 5)......................................            1,302              233             919
 Shareholder servicing costs (Note 5).......................................          114,909           53,493          71,484
 Reports to shareholders....................................................          107,431           55,638          75,817
 Custodian fees.............................................................           45,151           21,422          28,438
 Registration and filing fees...............................................           20,730            7,739          15,011
 Professional fees..........................................................           14,080            7,198           8,567
 Trustees' fees and expenses................................................            8,143            3,777           5,128
 Insurance (Note 1).........................................................           22,208           34,162          16,388
 Other......................................................................           37,064           19,296          32,254
                                                                                  -----------      -----------      ----------
      Total expenses........................................................        3,303,431        1,601,243       2,122,193
                                                                                  -----------      -----------      ----------
          Net investment income ............................................       30,411,240       13,641,247      18,685,518
                                                                                  -----------      -----------      ----------
Realized and unrealized gain on investments:
 Net realized gain .........................................................        1,780,456          541,518       1,153,485
 Net unrealized appreciation................................................       12,729,077        5,099,387       8,304,447
                                                                                  -----------      -----------      ----------
 Net realized and unrealized gain on investments............................       14,509,533        5,640,905       9,457,932
                                                                                  -----------      -----------      ----------
 Net increase in net assets resulting from operations ......................      $44,920,773      $19,282,152     $28,143,450
                                                                                  ===========      ===========      ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended August 31, 1995
(unaudited) and the year ended February 28, 1995
                                                                        Franklin Arizona Insured      Franklin Florida Insured
                                                                          Tax-Free Income Fund          Tax-Free Income Fund
                                                                          --------------------          --------------------
                                                                        Six months       Year         Six months        Year
                                                                           ended         ended           ended          ended
                                                                         08/31/95      02/28/95        08/31/95       02/28/95
                                                                        ---------      ---------       ---------     ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................     $  724,648     $  938,235    $ 1,410,035    $ 2,127,044
  Net realized gain (loss) from security transactions..............         12,552       (394,263)       (19,645)    (1,225,446)
  Net unrealized appreciation on investments.......................        646,830         20,907      1,228,628         97,973
                                                                         ---------      ---------       ---------     ---------
      Net increase in net assets resulting from operations.........      1,384,030        564,879      2,619,018        999,571
 Distributions to shareholders from undistributed net investment income:
  Class I .........................................................       (709,369)      (915,004)    (1,413,560)    (2,149,615)
  Class II ........................................................             --             --             --             --
 Increase in net assets from capital share transactions (Note 2)...      7,409,655      8,249,140      7,575,176     15,846,220
                                                                         ---------      ---------       ---------     ---------
      Net increase in net assets...................................      8,084,316      7,899,015      8,780,634     14,696,176
Net assets:
 Beginning of period...............................................     20,794,459     12,895,444     46,846,504     32,150,328
                                                                         ---------      ---------       ---------     ---------
 End of period.....................................................    $28,878,775    $20,794,459    $55,627,138    $46,846,504
                                                                         =========      =========       =========     =========
Undistributed net investment income included in net assets:
 Beginning of period...............................................      $  44,860      $  21,629      $  13,973      $  36,544
                                                                         =========      =========       =========     =========
 End of period.....................................................      $  60,139      $  44,860      $  10,448      $  13,973
                                                                         =========      =========       =========     =========

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                                                       Franklin Insured           Franklin Massachusetts Insured
                                                                     Tax-Free Income Fund              Tax-Free Income Fund
                                                                   ------------------------           ----------------------
                                                                 Six months           Year          Six months         Year
                                                                    ended             ended            ended           ended
                                                                  08/31/95          02/28/95         08/31/95        02/28/95
                                                                 -----------       -----------      ----------      ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  49,254,842    $  102,450,006     $ 8,349,950    $ 16,981,078
  Net realized gain (loss) from security transactions.......        1,221,838        (8,535,568)       (249,594)     (1,669,981)
  Net unrealized appreciation (depreciation) on investments.       20,977,958       (63,668,654)      4,358,329     (10,866,463)
                                                                  -----------       -----------      ----------      ----------
      Net increase in net assets resulting from operations..       71,454,638        30,245,784      12,458,685       4,444,634
  Distributions to shareholders from undistributed net
 investment income:
   Class I .................................................      (49,894,461)     (102,152,086)     (8,497,606)    (16,987,060)
   Class II ................................................          (13,328)               --         (11,893)             --
Increase (decrease) in net assets from capital share transactions
 (Note 2)...................................................      (13,201,642)      (47,407,145)      2,695,249      (6,139,716)
                                                                  -----------       -----------      ----------      ----------
      Net increase (decrease) in net assets.................        8,345,207      (119,313,447)      6,644,435     (18,682,142)
Net assets:
 Beginning of period........................................    1,683,234,164     1,802,547,611     288,330,916     307,013,058
                                                                  -----------       -----------      ----------      ----------
 End of period..............................................   $1,691,579,371    $1,683,234,164    $294,975,351    $288,330,916
                                                                  ===========       ===========      ==========      ==========
Undistributed net investment income included in net assets:
 Beginning of period........................................     $  1,735,732      $  1,437,812      $  375,946     $   381,928
                                                                  ===========       ===========      ==========      ==========
 End of period..............................................     $  1,082,785      $  1,735,732      $  216,397     $   375,946
                                                                  ===========       ===========      ==========      ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1995 (unaudited) and the year ended February 28, 1995

                                         Franklin Michigan Insured     Franklin Minnesota Insured       Franklin Ohio Insured
                                           Tax-Free Income Fund           Tax-Free Income Fund          Tax-Free Income Fund
                                          -----------------------         ---------------------        ----------------------
                                        Six months         Year         Six months        Year       Six months        Year
                                           ended           ended           ended          ended         ended          ended
                                         08/31/95        02/28/95        08/31/95       02/28/95      08/31/95       02/28/95
                                        -----------     -----------     ----------      ---------    ----------     ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.............   $  30,411,240   $  60,143,574  $ 13,641,247   $ 27,876,364   $ 18,685,518  $ 38,121,995
  Net realized gain (loss) from security
 transactions.......................       1,780,456        (146,409)      541,518       (599,133)     1,153,485    (2,762,910)
  Net unrealized appreciation
 (depreciation) on investments......      12,729,077     (41,854,681)    5,099,387    (18,084,434)     8,304,447   (25,721,132)
                                         -----------      -----------    ----------      ---------    ----------     ----------
      Net increase in net assets
 resulting from operations..........      44,920,773      18,142,484    19,282,152      9,192,797     28,143,450     9,637,953
 Distributions to shareholders from
 undistributed net investment income:
   Class I .........................     (30,919,793)    (60,164,972)  (13,676,702)   (27,874,417)   (19,000,471)  (38,353,594)
   Class II ........................          (9,970)             --        (1,779)            --         (7,107)           --
  From net realized gain:
   Class I..........................              --              --            --       (146,496)            --            --
Increase (decrease) in net assets from
 capital share transactions (Note 2)      23,946,755      24,287,690    (4,004,822)      (856,282)      775,032     (5,138,221)
                                         -----------      -----------    ----------      ---------    ----------     ----------
      Net increase (decrease) in
 net assets.........................      37,937,765     (17,734,798)    1,598,849    (19,684,398)     9,910,904   (33,853,862)
Net assets:
 Beginning of period................   1,037,716,931   1,055,451,729   479,934,230    499,618,628    652,544,604   686,398,466
                                         -----------     -----------     ----------      ---------    ----------     ----------
 End of period......................  $1,075,654,696  $1,037,716,931  $481,533,079   $479,934,230   $662,455,508  $652,544,604
                                         ===========     ===========     ==========      =========    ==========     ==========
Undistributed net investment income
included in net assets:
 Beginning of period................       $ 781,185       $ 802,583    $  547,076     $  545,129     $  481,682    $  713,281
                                         ===========     ===========     ==========      =========    ==========     ==========
 End of period......................       $ 262,662       $ 781,185    $  509,842     $  547,076     $  159,622    $  481,682
                                         ===========     ===========     ==========      =========    ==========     ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently consists of twenty-seven separate funds (the Funds). This report pertains only to the seven Funds included in the accompanying financial statements. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

All of the funds within this report except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and Unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. Often there are no transactions in a particular security on any given day. In the absence of a recorded sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

b. Municipal Bonds or Notes with "Puts":

The Trust has purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the first day on which the put may be exercisable.

c. Insurance:

Each long-term municipal security in the Trust is insured as to the scheduled payments of interest and principal by either a mutual fund Portfolio Insurance Policy, a Secondary Market Insurance Policy, a New Issue Insurance Policy or has collateral guaranteed by an agency of the U.S. government. The providers of secondary market and new issue insurance are rated "AAA" by Standard & Poor's.

Premiums for a mutual fund Portfolio Insurance Policy or a Secondary Market Insurance Policy are paid from the Trust's assets. Premiums for a mutual fund Portfolio Insurance Policy (effective only so long as the Trust is in existence, Financial Guaranty (the insurer) remains in business and the municipal security insured under the policy continues to be held by the Trust) will reduce the current income of the portfolio by the amount thereof. Premiums paid by the Trust for a Secondary Market Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are added to the cost basis of the municipal security insured and are not considered an expense of the Trust. Premiums for a New Issue Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are paid in advance by the insured security issuer or by another third party prior to acquisition of the security by the Trust and are not considered an expense of the Trust.

d. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

e. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

f. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board of Trustees, and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Funds or paid in cash as requested by the shareholders.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

g. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying statement of investments in securities and net assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

h. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.


2. TRUST SHARES

At August 31, 1995, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Fund's shares were as follows:



Class I Shares:
                                        Franklin Arizona Insured       Franklin Florida Insured           Franklin Insured
                                          Tax-Free Income Fund           Tax-Free Income Fund           Tax-Free Income Fund
                                          --------------------           ---------------------          --------------------
                                           Shares        Amount          Shares         Amount          Shares         Amount
                                          --------      ---------       ---------     ----------       --------      ----------
Six months ended August 31, 1995
 Shares sold........................       625,270    $ 6,234,639        805,990      $ 7,806,948     4,604,875    $ 55,606,057
 Shares issued in reinvestment of
 distributions......................        32,940        328,221         47,846          462,017     1,698,207      20,485,519
 Shares redeemed....................      (156,112)    (1,561,006)      (333,500)      (3,247,228)   (6,595,579)    (79,634,649)
 Changes from exercise of
 exchange privilege:
   Shares sold......................       276,213      2,752,154        304,282        2,812,134     5,038,581      52,452,553
   Shares redeemed..................       (34,415)      (344,353)       (40,036)        (258,695)   (5,999,603)    (64,050,721)
                                          --------      ---------       ---------     -----------      ---------     ----------
 Net increase/(decrease)............       743,896    $ 7,409,655        784,582      $ 7,575,176    (1,253,519)   $(15,141,241)
                                          ========      =========       =========     ===========      =========     ==========
Year ended February 28, 1995
 Shares sold........................       720,312    $ 6,864,816      1,400,121      $13,019,430    10,709,574    $127,758,145
 Shares issued in reinvestment of
 distributions......................        46,351        439,728         74,928          689,499     3,460,173      40,968,219
 Shares redeemed....................      (171,115)    (1,597,343)      (561,546)      (5,079,480)  (16,808,196)   (198,025,835)
 Changes from exercise of
 exchange privilege:
   Shares sold......................       404,530      3,767,372      1,024,661        9,214,606    14,126,885     166,515,862
   Shares redeemed..................      (132,005)    (1,225,433)      (217,134)      (1,997,835)  (15,627,091)   (184,623,536)
                                          --------      ---------       ---------     -----------      --------      ----------
 Net increase/(decrease)............       868,073    $ 8,249,140      1,721,030      $15,846,220    (4,138,655)   $(47,407,145)
                                           =======    ===========      =========      ===========    ==========    ============

2. TRUST SHARES (cont.)
Class I Shares:
                                                                         Franklin Massachusetts       Franklin Michigan Insured
                                                                      Insured Tax-Free Income Fund      Tax-Free Income Fund
                                                                          --------------------          ---------------------
                                                                          Shares        Amount         Shares         Amount
                                                                         --------      ---------      --------      ----------
Six months ended August 31, 1995
 Shares sold........................................................    1,051,959    $ 12,045,722     4,213,320   $  50,002,632
 Shares issued in reinvestment of distributions.....................      306,790       3,507,545     1,235,378      14,645,173
 Shares redeemed....................................................   (1,236,144)    (14,130,563)   (3,359,153)    (39,876,047)
 Changes from exercise of exchange privilege:
  Shares sold.......................................................      381,593       4,379,286       398,023       4,725,580
  Shares redeemed...................................................     (380,593)     (4,347,414)     (588,968)     (6,990,914)
                                                                          --------      ---------      --------      ----------
 Net increase/(decrease)............................................      123,605     $ 1,454,576     1,898,600   $  22,506,424
                                                                          ========      =========      ========      ==========
Year ended February 28, 1995
 Shares sold........................................................    2,136,833    $ 24,013,694     8,411,532   $  98,364,535
 Shares issued in reinvestment of distributions.....................      611,950       6,849,369     2,368,629      27,539,473
 Shares redeemed....................................................   (3,436,289)    (38,407,049)   (8,097,706)    (93,942,160)
 Changes from exercise of exchange privilege:
  Shares sold.......................................................    1,622,193      18,251,780     1,232,418      14,413,187
  Shares redeemed...................................................   (1,500,057)    (16,847,510)   (1,905,019)    (22,087,345)
                                                                          --------      ---------      --------      ----------
 Net increase/(decrease)............................................     (565,370)   $ (6,139,716)    2,009,854   $  24,287,690
                                                                          ========      =========      ========      ==========


                                                                           Franklin Minnesota           Franklin Ohio Insured
                                                                      Insured Tax-Free Income Fund      Tax-Free Income Fund
                                                                          --------------------          ---------------------
                                                                          Shares        Amount         Shares         Amount
                                                                         --------      ---------      --------      ----------
Six months ended August 31, 1995
 Shares sold........................................................    1,358,898     $16,267,582     2,138,941    $ 25,684,366
 Shares issued in reinvestment of distributions.....................      574,147       6,868,680       733,575       8,799,089
 Shares redeemed....................................................   (2,201,468)    (26,365,904)   (2,876,076)    (34,530,654)
 Changes from exercise of exchange privilege:
  Shares sold.......................................................      260,656       3,119,769       347,654       4,167,156
  Shares redeemed...................................................     (356,360)     (4,258,707)     (393,425)     (4,722,012)
                                                                          --------      ---------      --------      ----------
 Net decrease.......................................................     (364,127)   $ (4,368,580)      (49,331)     $ (602,055)
                                                                          ========      =========      ========      ==========
Year ended February 28, 1995
 Shares sold........................................................    3,174,540     $37,475,651     4,851,598    $ 57,392,071
 Shares issued in reinvestment of distributions.....................    1,183,229      13,910,099     1,494,660      17,553,487
 Shares redeemed....................................................   (4,116,746)    (48,145,194)   (6,250,075)    (73,187,665)
 Changes from exercise of exchange privilege:
  Shares sold.......................................................      989,975      11,620,432       880,783      10,306,806
  Shares redeemed...................................................   (1,353,664)    (15,717,270)   (1,475,603)    (17,202,920)
                                                                          --------      ---------      --------      ----------
 Net decrease.......................................................     (122,666)     $ (856,282)     (498,637)   $ (5,138,221)
                                                                          ========      =========      ========      ==========
2. TRUST SHARES (cont.)

Class II Shares:
                                                                                Franklin Massachusetts      Franklin Michigan
                                                           Franklin Insured        Insured Tax-Free         Insured Tax-Free
                                                         Tax-Free Income Fund         Income Fund              Income Fund
                                                           ----------------        ----------------         -----------------
                                                         Shares      Amount      Shares       Amount      Shares       Amount
                                                         ------     --------     ------      --------     ------      --------
Period ended August 31, 1995*
 Shares sold.........................................   160,296    $1,939,989    107,272    $1,231,153    120,189    $1,434,657
 Shares issued in reinvestment of distributions......       388         4,686        839         9,619        482         5,722
 Shares redeemed.....................................        --            --         (8)          (99)        (4)          (48)
 Changes from exercise of exchange privilege:
  Shares sold........................................     2,025        24,396         --            --         --            --
  Shares redeemed....................................    (2,452)      (29,472)        --            --         --            --
                                                          ------     --------     ------      --------     ------      --------
 Net increase........................................   160,257    $1,939,599    108,103    $1,240,673    120,667    $1,440,331
                                                          ======     ========     ======      ========     ======      ========

                                                          Franklin Minnesota         Franklin Ohio
                                                           Insured Tax-Free        Insured Tax-Free
                                                              Income Fund             Income Fund
                                                           ----------------        ----------------
                                                         Shares      Amount      Shares       Amount
                                                         ------     --------     ------      --------
Period ended August 31, 1995*
 Shares sold.........................................    30,282    $  362,565    114,272    $1,373,848
 Shares issued in reinvestment of distributions......       100         1,193        287         3,438
 Shares redeemed.....................................        --            --        (16)         (199)
                                                         ------     --------     ------      --------
 Net increase........................................    30,382    $  363,758    114,543    $1,377,087
                                                         ======     ========     ======      ========
*For the period May 1, 1995 to August 31, 1995.

3. DISTRIBUTION AND CAPITAL LOSS CARRYOVERS

At February 28, 1995, for tax purposes, the Funds had accumulated net capital loss carryovers as follows:

                                                                      Franklin                        Franklin
                    Franklin ArizonaFranklin Florida  Franklin      Massachusetts Franklin Michigan   Minnesota    Franklin Ohio
                    Insured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-Free
                       Income Fund    Income Fund    Income Fund     Income Fund     Income Fund     Income Fund    Income Fund
                         ---------      ---------      ---------       ---------      ----------       ---------      ---------
Capital loss carryovers
 Expiring in:
  1996.............           $ --           $ --           $ --       $ 162,016             $ --            $--     $1,606,253
  1997.............             --             --      1,780,770       1,463,422        2,257,113             --      3,975,739
  1998.............             --             --        280,975         359,586               --             --             --
  2000.............             --             --             --              --               --             --          2,000
  2001.............             --             --      2,150,831           6,640               --             --         90,225
  2002.............         41,544         94,569        133,317              --               --             --             --
  2003.............        394,514      1,225,446      8,584,573       1,670,219          146,409        599,133      2,762,910
                         ---------      ---------      ---------       ---------      ----------       ---------      ---------
                          $436,058     $1,320,015    $12,930,466      $3,661,883       $2,403,522       $599,133     $8,437,127
                         =========      =========      =========       =========      ==========       =========      =========

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at August 31, 1995 by $22,114 in the Franklin Massachusetts Insured Tax-Free Income Fund, $994 in the Franklin Minnesota Insured Tax-Free Income Fund, and $64,792 in the Franklin
Ohio Insured Tax-Free Income Fund.


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended August 31, 1995 were as follows:

                                                                         Franklin                        Franklin
                  Franklin Arizona Franklin Florida    Franklin       Massachusetts Franklin Michigan   Minnesota    Franklin Ohio
                  Insured Tax-Free Insured Tax-Free Insured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-FreeInsured Tax-Free
                    Income Fund      Income Fund      Income Fund     Income Fund     Income Fund     Income Fund    Income Fund
                       ---------      ---------      ---------       ---------      ----------       ---------      ---------
Purchases..........     $7,626,905    $10,822,889    $61,373,759     $19,427,606      $76,285,476    $23,017,499    $42,298,447
                        =========      =========      =========       =========      ==========       =========      =========
Sales..............     $  692,282    $ 2,883,124    $87,346,507     $16,287,289      $57,174,943    $27,016,180    $45,800,187
                        =========      =========      =========       =========      ==========       =========      =========


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month at an annualized rate of 5/8 of 1% of the first $100 million of net assets, 1/2 of 1% of net assets in excess of $100 million up to and including $250 million, and 45/100 of 1% of net assets in excess of $250 million. The terms of the management agreement provide that aggregate annual expenses of the Funds be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. The Funds' expenses did not exceed these limitations; however, for the six months ended August 31, 1995, Franklin Advisers, Inc. agreed in advance to waive $81,813 and $130,790 of the management fees for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, respectively, and made payments for certain operating expenses of $19,925 for the Franklin Arizona Insured Tax-Free Income Fund which are not reflected in the Statement of Operations.

In its capacity as underwriter for the shares of the Funds, Franklin/Templeton Distributors, Inc. receives commissions on sales of the Funds' shares. Commissions are deducted from the gross proceeds received from the sale of the Funds' shares and as such are not expenses of the Funds. Franklin/Templeton Distributors, Inc. may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class IIshares. Commissions received by Franklin/Templeton Distributors, Inc. and the amounts paid to other dealers for the six months ended August 31, 1995 were as follows:

                                                          Franklin     Franklin                                   Franklin
                                                           Arizona      Florida           Franklin              Massachusetts
                                                          Insured      Insured        Insured Tax-Free        Insured Tax-Free
                                                          Tax-Free     Tax-Free          Income Fund             Income Fund
                                                                                      ----------------         ---------------
                                                         Income Fund  Income Fund     Class I    Class II    Class I    Class II
                                                          --------     --------      --------     ------     -------     ------
Total commissions received...........................      $133,722     $262,490    $1,856,315   $19,233    $422,330    $12,864
                                                          ========     ========      ========     ======     =======     ======
Paid to other dealers................................      $144,283     $244,747    $1,757,184   $38,811    $398,566    $24,874
                                                          ========     ========      ========     ======     =======     ======


                                                                                          Franklin
                                                            Franklin Michigan             Minnesota             Franklin Ohio
                                                            Insured Tax-Free          Insured Tax-Free        Insured Tax-Free
                                                               Income Fund               Income Fund             Income Fund
                                                           ------------------         ----------------         ---------------
                                                           Class I     Class II       Class I    Class II    Class I    Class II
                                                          --------     --------      --------     ------     -------     ------
Total commissions received...........................    $1,819,054      $14,415      $574,064    $3,633    $960,498    $13,699
                                                          ========     ========      ========     ======     =======     ======
Paid to other dealers................................    $1,708,929      $28,967      $539,113    $7,322    $902,205    $27,519
                                                          ========     ========      ========     ======     =======     ======

Under the terms of a shareholder servicing agreement with Franklin/Templeton Investor Services, Inc., the Trust pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended August 31, 1995 aggregated $416,001, of which $378,906 was paid to Franklin/Templeton Investor Services, Inc. and $1,953 was waived by Franklin Advisers, Inc.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund reimburse Franklin/Templeton Distributors, Inc. in an amount up to 0.15% per annum of the funds' average daily net assets for costs incurred in the promotion, offering and marketing of the funds' shares. Fees incurred by the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund under the agreement aggregated $37,741 for the six months ended August 31, 1995.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which was effective May 1, 1994 for ClassI shares and May 1, 1995 for Class II shares, the Funds except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund will reimburse Franklin/Templeton Distributors, Inc. in an amount up to a maximum of 0.10% and 0.65% per annum, respectively, of the average daily net assets of each class for costs incurred in the promotion, offering and marketing of the Class I and II shares. Fees incurred by these funds under the agreement aggregated $1,735,474 for the six months ended August 31, 1995.

Certain officers and trustees of the Trust are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc., and Franklin/Templeton Investor Services, Inc., all wholly owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

Although each of the Funds has a diversified investment portfolio, all of their investments are in the securities of issuers within their respective states and Puerto Rico, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the Funds more significantly to economic changes occurring within those states and Puerto Rico.

Each of the insurance policies covering securities held by the Funds is issued by an insurer rated "AAA" by Standard & Poor's. Only eight insurers provide coverage to the Funds. As a result, the Funds may face the risk of loss if changes in the solvency of an insurer occur.

7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the years, by Fund, are as follows:


         Per Share Operating Performance                                                     Ratios/Supplemental Data

                           Net                 Distri-   Distri-                                                 Ratio of Net
       Net Asset   Net  Realized &             butions   butions       Net Asset                       Ratio of  Investment
Year   Value at Invest- Unrealized  Total From From Net  From    Total   Value           Net Assets at Expenses  Income    Portfolio
Ended Beginning ment    Gain (Loss) Investment InvestmentCapital Distri- at End  Total   End of Year  to Average to Average Turnover
Feb.28 of Year  Income on SecuritiesOperations Income    Gains   butions of Year Return**(in 000's)   Net Assets Net Assets+ Rate

Franklin Arizona Insured Tax-Free Income Fund:
Class I Shares:
19941  $10.00  $.34   $ .265       $ .605     $(.325)     $--    $(.325) $10.28  6.04%1 $ 12,895       .03%*       4.85%*    62.88%
1995    10.28   .55    (.485)        .065      (.545)      --     (.545)   9.80   .94     20,794       .10         5.80      44.61
19952    9.80   .28     .270         .550      (.280)      --     (.280)  10.07  5.67     28,879       .10*        5.70*      2.81
Franklin Florida Insured Tax-Free Income Fund:
Class I Shares:
19941   10.00   .34     .060         .400      (.330)      --     (.330)  10.07  3.97     32.150        --*        4.97*     28.72
1995    10.07   .52    (.531)       (.011)     (.529)      --     (.529)   9.53   .21     46,847       .35         5.61      43.71
19952    9.53   .27     .228         .498      (.268)      --     (.268)   9.76  5.28     55,627       .35*        5.50*      5.72
Franklin Insured Tax-Free Income Fund:
Class I Shares:
1991    11.26   .78     .156         .936      (.786)      --     (.786)  11.41  8.38    850,089       .53         6.95       9.76
1992    11.41   .74     .298        1.038      (.768)      --     (.768)  11.68  9.29  1,130,592       .53         6.55       6.35
1993    11.68   .74     .751        1.491      (.741)      --     (.741)  12.43 12.93  1,539,186       .53         6.22       7.95
1994    12.43   .73     .020         .750      (.730)      --     (.730)  12.45  5.93  1,802,548       .52         5.79       6.85
1995    12.45   .71    (.481)        .229      (.709)      --     (.709)  11.97  2.03  1,683,234       .59         6.00      14.42
19952   11.97   .35     .159         .509      (.359)      --     (.359)  12.12  4.30  1,689,632       .62*        5.86*      3.72
Class II Shares:++
19953   11.98   .22     .165         .385      (.215)      --     (.215)  12.15  3.23      1,947      1.11*        5.21*      3.72
Franklin Massachusetts Insured Tax-Free Income Fund:
Class I Shares:
1991    10.72   .72     .040         .760      (.720)      --     (.720)  10.76  7.10    152,622      .70          6.72      11.47
1992    10.76   .68     .307         .987      (.717)      --     (.717)  11.03  9.34    218,336      .67          6.40       7.49
1993    11.03   .69     .685        1.375      (.675)      --     (.675)  11.73 12.61    278,510      .64          6.09       9.65
1994    11.73   .67     .092         .762      (.682)      --     (.682)  11.81  6.39    307,013      .60          5.69      13.82
1995    11.81   .66    (.468)        .192      (.662)      --     (.662)  11.34  1.83    288,331      .67          5.89      16.90
19952   11.34   .33     .155         .485      (.335)      --     (.335)  11.49  4.32    293,729      .69*         5.74*      5.71
Class II Shares:++
19953   11.36   .20     .168         .368      (.198)      --     (.198)  11.53  3.26      1,246     1.23*         5.08*      5.71
Franklin Michigan Insured Tax-Free Income Fund:
Class I Shares:
1991    11.06   .75     .124         .874      (.744)      --     (.744)  11.19  7.93    515,313      .61          6.72       4.17
1992    11.19   .71     .254         .964      (.744)      --     (.744)  11.41  8.78    665,914      .59          6.45      10.80
1993    11.41   .71     .766        1.476      (.706)      --     (.706)  12.18 13.23    882,361      .58          6.09       2.04
1994    12.18   .70     .066         .766      (.706)      --     (.706)  12.24  6.18  1,055,452      .54          5.66       3.21
1995    12.24   .69    (.484)        .206      (.686)      --     (.686)  11.76  1.87  1,037,717      .61          5.87       9.12
19952   11.76   .34     .167         .507      (.347)      --     (.347)  11.92  4.36  1,074,211      .62*         5.75*      5.51
Class II Shares:++
19953   11.77   .21     .187         .397      (.207)      --     (.207)  11.96  3.39      1,444     1.12*         5.10*      5.51
Franklin Minnesota Insured Tax-Free Income Fund:
Class I Shares:
1991    11.40   .76     .072         .832      (.792)      --     (.792)  11.44  7.29    284,779      .67          6.62       9.12
1992    11.44   .73     .275        1.005      (.765)      --     (.765)  11.68  8.95    357,279      .65          6.43       3.14
1993    11.68   .73     .667        1.397      (.727)      --     (.727)  12.35 12.23    445,767      .63          6.12       5.58
1994    12.35   .70    (.014)        .686      (.706)      --     (.706)  12.33  5.42    499,619      .60          5.67      13.42
1995    12.33   .69    (.451)        .239      (.685)    (.004)   (.689)  11.88  2.12    479,934      .66          5.81      17.59
19952   11.88   .34     .141         .481      (.341)      --     (3.41)  12.02  4.10    481,167      .67*         5.68*      4.88
Class II Shares:++
19953   11.89   .21     .153         .363      (.203)      --     (.203)  12.05  3.07        366     1.15*         5.09*      4.88
Franklin Ohio Insured Tax-Free Income Fund:
Class I Shares:
1991   $11.17  $.75    $.172        $.922     $(.762)     $--    $(.762) $11.33  8.28%  $273,119      .65%         6.67%      4.44%
1992    11.33   .71     .275         .985      (.765)      --     (.765)  11.55  8.86    409,044      .62          6.36       1.16
1993    11.55   .72     .776        1.496      (.706)      --     (.706)  12.34 13.26    564,758      .59          6.05       2.87
1994    12.34   .70     .066         .766      (.706)      --     (.706)  12.40  6.08    686,398      .56          5.59       7.29
1995    12.40   .69    (.499)        .191      (.691)      --     (.691)  11.90  1.74    652,545      .63          5.83      11.76
19952   11.90   .34     .177         .517      (.347)      --     (.347)  12.07  4.40    661,071      .64*         5.68*      6.53
Class II Shares:++
19953   11.90   .21     .187         .397      (.207)      --     (.207)  12.09  3.36      1,385     1.14*         5.02*      6.53




1For the period April 30, 1993 (effective date of registration) to February 28,
1994.

2For the six months ended August 31, 1995.

3For the period May 1, 1995 to August 31, 1995.

*Annualized

**Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge, or the deferred contingent sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price for all Funds except for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida
Insured Tax-Free Income Fund.

+During the periods indicated below, Franklin
Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses of the Franklin Arizona
Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income
Fund. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

++Ratios have been calculated using the daily net assets during the period.

                                             Ratio of Expenses                                                 Ratio of Expenses
                                           to Average Net Assets                                             to Average Net Assets
                                               ------------                                                      ------------

Franklin Arizona Insured Tax-Free Income Fund:                      Franklin Florida Insured Tax-Free Income Fund:
 19941                                              0.83%*           19941..................................         0.83%*
 1995......................................         0.96             1995...................................         0.88
 19952.....................................         0.90*            19952..................................         0.86*







To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

Franklin Tax-Free Trust #1 Semi-Annual Report 8/31/95.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This bar chart shows the comparison between the fund's distribution rate of 5.25% and the taxable equivalent distribution rate of 9.34%.


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's distribution rate of 5.18% and the taxable equivalent distribution rate of 8.58%.


GRAPHIC MATERIAL (3)

This bar chart shows the comparison between the fund's distribution rate of 5.59% and the taxable equivalent distribution rate of 9.25%, for Class I shares.


GRAPHIC MATERIAL (4)

This bar chart shows the comparison between the fund's distribution rate of 5.18% and the taxable equivalent distribution rate of 8.58%, for Class II shares.


GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's distribution rate of 5.50% and the taxable equivalent distribution rate of 10.34%, for Class I shares.


GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's distribution rate of 5.05% and the taxable equivalent distribution rate of 9.49%, for Class II shares.


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's distribution rate of 5.49% and the taxable equivalent distribution rate of 9.51%, for Class I shares.


GRAPHIC MATERIAL (8)

This bar chart shows the comparison between the fund's distribution rate of 5.07% and the taxable equivalent distribution rate of 8.78%, for Class II shares.


GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's distribution rate of 5.35% and the taxable equivalent distribution rate of 9.67%, for Class I shares.


GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's distribution rate of 4.93% and the taxable equivalent distribution rate of 8.92%, for Class II shares.


GRAPHIC MATERIAL (11)

This bar chart shows the comparison between the fund's distribution rate of 5.42% and the taxable equivalent distribution rate of 9.70%, for Class I shares.


GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's distribution rate of 5.01% and the taxable equivalent distribution rate of 8.96%, for Class II shares.